   As filed with the Securities and Exchange Commission on September 25, 1998


                                                   1933 Act File No. 33-1657
                                                   1940 Act File No. 811-4492
================================================================================

                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                              ---------------

                                 FORM N-1A

                          REGISTRATION STATEMENT
                     UNDER THE SECURITIES ACT OF 1933

                      POST-EFFECTIVE AMENDMENT NO. 23


                                    AND

                          REGISTRATION STATEMENT
                 UNDER THE INVESTMENT COMPANY ACT OF 1940

                             AMENDMENT NO. 24


                               MFS SERIES TRUST X
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company,
                      500 Boylston Street, Boston, MA 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)

         [ ] immediately upon filing pursuant to paragraph (b)

         [X] on September 28, 1998 pursuant to paragraph (b)

         [ ] 60 days after filing pursuant to paragraph (a)(i)
         [ ] on [date] pursuant to paragraph (a)(i)
         [ ] 75 days after filing pursuant to paragraph (a)(ii)
         [ ] on [date] pursuant to paragraph (a)(ii) of rule 485

         If appropriate, check the following box:
         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


================================================================================

               MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND
                    MFS INTERNATIONAL GROWTH AND INCOME FUND
                          MFS INTERNATIONAL GROWTH FUND



                           CROSS REFERENCE SHEET

(Pursuant to Rule 404 showing location in the Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)

                                                          STATEMENT OF
   ITEM NUMBER                                             ADDITIONAL
FORM N-1A, PART A       PROSPECTUS CAPTION            INFORMATION CAPTION
-----------------       ------------------            -------------------

   1    (a), (b)        Front Cover Page                        *

   2    (a)             Expense Summary                         *

        (b), (c)                *                               *

   3    (a)             Condensed Financial                     *
                         Information
        (b)                     *                               *

        (c)             Information Concerning Shares           *
                         of the Fund - Performance
                         Information

        (d)             Condensed Financial                     *
                         Information

   4    (a)             The Fund; Investment Objective          *
                         and Policies; Investment
                         Techniques; Risk Factors

        (b), (c)        Investment Objective and                *
                         Policies; Risk Factors

   5    (a)             The Fund; Management of the             *
                         Fund - Investment Adviser

                                                          STATEMENT OF
   ITEM NUMBER                                             ADDITIONAL
FORM N-1A, PART A       PROSPECTUS CAPTION            INFORMATION CAPTION
-----------------       ------------------            -------------------

        (b)             Front Cover Page; - Management          *
                         of the Fund; Back Cover Page

        (c)             Management of the Fund;-                *
                         Investment Adviser; Portfolio
                         Managers

        (d)             Management of the Fund -                *
                         Investment Adviser;
                         Administrator - Back Cover
                         Page

        (e)             Management of the Fund -                *
                         Shareholder Servicing Agent;
                         Back Cover Page

        (f)             Expense Summary; Condensed              *
                        Financial Information;
                        Information Concerning Shares
                        of the Fund - Expenses

        (g)             Investment Objective and                *
                        Policies - Portfolio Trading;
                        Information Concerning
                        Shares of the Fund - Purchases

    5A  (a), (b), (c)             **                            **

    6   (a)             Information Concerning Shares           *
                         of the Fund - Purchases;
                         Information Concerning Shares
                         of the Fund - Exchanges;
                         Information Concerning Shares
                         of the Fund - Redemptions and
                         Repurchases; Information
                         Concerning Shares of the Fund -
                         Description of Shares, Voting
                         Rights and Liabilities

        (b), (c), (d)             *                             *

        (e)              Shareholder Services                   *

                                                          STATEMENT OF
   ITEM NUMBER                                             ADDITIONAL
FORM N-1A, PART A       PROSPECTUS CAPTION            INFORMATION CAPTION
-----------------       ------------------            -------------------

        (f)             Information Concerning Shares           *
                         of the Fund - Distributions;
                         Shareholder Services -
                         Distribution Options

        (g)             Information Concerning Shares           *
                         of the Fund - Distributions;
                         Information Concerning Shares
                         of the Fund - Tax Status

        (h)                       *                             *

    7   (a)             Front Cover Page; Management            *
                         of the Fund - Distributor; Back
                         Cover Page

        (b)             Information Concerning Shares           *
                         of the Fund - Purchases;
                         Information Concerning Shares
                         of the Fund - Net Asset Value

        (c)             Information Concerning Shares           *
                         of the Fund - Purchases;
                         Information Concerning Shares
                         of the Fund - Exchanges;
                         Shareholder Services

        (d)             Front Cover Page; Information           *
                         Concerning Shares of the Fund -
                         Purchases; Shareholder Services

        (e)             Expense Summary; Information            *
                         Concerning Shares of the Fund -
                         Purchases; Information Concerning
                         Shares of the Fund - Distribution
                         Plan

        (f)             Information Concerning Shares           *
                         of the Fund - Distribution Plan

                                                          STATEMENT OF
   ITEM NUMBER                                             ADDITIONAL
FORM N-1A, PART A       PROSPECTUS CAPTION            INFORMATION CAPTION
-----------------       ------------------            -------------------

        (g)             Expense Summary; Information            *
                         Concerning Shares of the
                         Fund - Purchases; Information
                         Concerning Shares of the
                         Fund - Exchanges; Information
                         Concerning Shares of the Fund -
                         Redemptions and Repurchases;
                         Information Concerning Shares
                         of the Fund - Distribution Plan;
                         Information Concerning Shares
                         of the Fund - Distributions;
                         Information Concerning Shares
                         of the Fund - Performance
                         Information; Shareholder
                         Services

    8   (a)             Information Concerning Shares           *
                         of the Fund - Purchases;
                         Information Concerning Shares
                         of the Fund - Redemptions and
                         Repurchases; Shareholder Services

        (b), (c), (d)   Information Concerning Shares           *
                         of the Fund - Redemptions and
                         Repurchases

    9                             *                             *

                                                        STATEMENT OF
   ITEM NUMBER                                           ADDITIONAL
FORM N-1A, PART A       PROSPECTUS CAPTION          INFORMATION CAPTION
-----------------       ------------------          -------------------

   10   (a), (b)                  *                 Front Cover Page

   11                             *                 Front Cover Page

   12                             *                 Definitions

   13   (a), (b), (c)             *                 Investment Objective,
                                                     Policies and Restrictions

        (d)                       *                         *

   14   (a), (b)                  *                 Management of the Fund -
                                                     Trustees and Officers

        (c)                       *                 Management of the Fund -
                                                     Trustees and Officers;
                                                    Trustee Compensation
                                                     Table

   15   (a)                       *                         *

        (b), (c)                  *                 Management of the Fund -
                                                     Trustees and Officers

   16   (a), (b)        Management of the Fund      Management of the Fund -
                                                     Investment Adviser;
                                                     Management of the Fund -
                                                     Trustees and Officers

        (c)                       *                         *

        (d)                       *                 Management of the Fund -
                                                     Investment Adviser;
                                                     Administrator

        (e)                       *                 Portfolio Transactions and
                                                     Brokerage Commissions

        (f)             Information Concerning      Distribution Plan
                         Shares of the Fund -
                         Distribution Plan

        (g)                       *                         *

                                                        STATEMENT OF
   ITEM NUMBER                                           ADDITIONAL
FORM N-1A, PART A       PROSPECTUS CAPTION          INFORMATION CAPTION
-----------------       ------------------          -------------------

        (h)                       *                 Management of the Fund -
                                                     Custodian; Independent
                                                     Auditors and Financial
                                                     Statements; Back Cover
                                                     Page

        (i)                       *                 Management of the Fund -
                                                     Shareholder Servicing
                                                     Agent

   17   (a), (b)
        (c), (d), (e)             *                 Portfolio Transactions and
                                                     Brokerage Commissions

   18   (a)             Information Concerning      Description of Shares,
                         Shares of the Fund -         Voting Rights and
                         Description of Shares,       Liabilities
                         Voting

                        Rights and Liabilities

        (b)                       *                         *

   19   (a)             Information Concerning      Shareholder Services
                         Shares of the Fund -
                         Purchases;Shareholder
                         Services

        (b)             Information Concerning      Management of the Fund -
                         Shares of the Fund - Net    Distributor; Determination
                         Asset Value; Information    of Net Asset Value and
                         Concerning Shares of the    Performance - Net Asset
                         Fund - Purchases            Value

        (c)                       *                         *

   20                             *                 Tax Status

   21   (a), (b)                  *                 Management of the Fund -
                                                     Distributor; Distribution
                                                     Plan

        (c)                       *                         *

   22   (a)                       *                         *

                                                        STATEMENT OF
   ITEM NUMBER                                           ADDITIONAL
FORM N-1A, PART A       PROSPECTUS CAPTION          INFORMATION CAPTION
-----------------       ------------------          -------------------

        (b)                       *                 Determination of Net Asset
                                                     Value and Performance

   23                             *                 Independent Auditors and
                                                     Financial Statements


-----------------------------
*  Not Applicable
** Contained in Annual Report

                          MFS INTERNATIONAL GROWTH FUND


    Supplement to the October 1, 1998 Prospectus and Statement of Additional
                                  Information



     The following information should be read in conjunction with the Fund's Prospectus and Statement of Additional Information ("SAI"), dated October 1, 1998, and contains a description of Class I shares.


     Class I shares are available for purchase only by certain investors as described under the caption "Eligible Purchasers" below.

EXPENSE SUMMARY


                                                               CLASS I SHARES
                                                               --------------

SHAREHOLDER TRANSACTION EXPENSES:
   Maximum Initial Sales Charge Imposed on Purchases of
     Fund Shares (as a percentage of offering price)..........       None
   Maximum Contingent Deferred Sales Charge (as a percentage
     of original purchase price or redemption proceeds, as
     applicable)..............................................       None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY
 NET ASSETS)(1):
     Management Fees..........................................      0.975%
     Rule 12b-1 Fees..........................................       None
     Other Expenses(2)........................................      0.53%
     Total Operating Expenses ................................      1.50%


-----------------------

(1) All expenses, other than "Management Fees," are rounded to two decimal places.



(2) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."


                               EXAMPLE OF EXPENSES

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:


                              PERIOD                    CLASS I SHARES
                              ------                    --------------

                1 year................................        $ 15
                3 years...............................          47
                5 years...............................          82
                10 years..............................         179


     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

The "example" set forth above should not be considered a representation of past or future expenses of the fund; actual expenses may be greater or less than those shown.

CONDENSED FINANCIAL INFORMATION

          The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS


                                                                             PERIOD ENDED         PERIOD ENDED
                                                                             MAY 31, 1998         MAY 31, 1997*
                                                                             ------------         -------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                            $16.94               $15.90
                                                                                 ------               ------
Income from investment operations# -
Net investment income                                                            $ 0.10               $ 0.11
Net realized and unrealized gain
     on investments and foreign currency transactions                              1.15                 0.93
                                                                                 ------               ------
Total from investment operations                                                 $ 1.25               $ 1.04
                                                                                 ------               ------
Less distributions declared to shareholders -
     From Net Investment Income                                                  $(0.31)
     From net realized gain on investments and
          foreign currency transactions                                          $(0.07)              $   --
                                                                                 ------               ------
     Total distributions declared to shareholders                                $(0.38)              $   --
                                                                                 ------               ------
Net asset value - end of period                                                  $17.81               $ 16.94
                                                                                 ------               ------
Total return                                                                       7.65%                 6.54%####
Ratios (to average net assets)/Supplemental data:
     Expenses##                                                                    1.52%                 1.52%###
     Net investment income                                                         0.59%                 1.40%###
Portfolio turnover                                                                  225%                   53%
Net assets at end of period (000 omitted)                                        $  155               $    84

--------------------------

* For the period from the inception of offering of Class I shares, January 2, 1997 to May 31, 1997.


#        Per share data are based on average shares outstanding.

##       The Fund's expenses are calculated without reduction for fees paid indirectly.
###      Annualized.
####     Not annualized.

ELIGIBLE PURCHASERS

Class I shares of the Fund are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii) any retirement plan, endowment or foundation which (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); (b) has, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (c) invests at least $10 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time;


(iv) bank trust departments or law firms acting as trustee or manager for trust accounts which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department or law firms will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time; and

(v) certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.


In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.50% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.


                 The date of this supplement is October 1, 1998

                                                                         [MFS(R)
                                                                   INTERNATIONAL
                                                                     GROWTH FUND
                                                                           LOGO]
                                                                 OCTOBER 1, 1998
                                                   PROSPECTUS

                        CLASS A SHARES OF BENEFICIAL INTEREST
                        CLASS B SHARES OF BENEFICIAL INTEREST
                        CLASS C SHARES OF BENEFICIAL INTEREST
-------------------------------------------------------------

MFS INTERNATIONAL GROWTH FUND
500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116  (617)
954-5000


MFS INTERNATIONAL GROWTH FUND (the "Fund") -- The investment objective of the Fund is capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are outside the U.S. growing at rates expected to be well above the growth rate of the overall U.S. economy.



No assurance can be given that the Fund will achieve its investment objective. The Fund is a diversified series of MFS Series Trust X (the "Trust"), an open-end management investment company. The minimum initial investment generally is $1,000 per account (see "Purchases"). THE FUND IS INTENDED FOR INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISKS ENTAILED IN SEEKING CAPITAL APPRECIATION AND IN INVESTING IN FOREIGN SECURITIES.


The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116. The International Growth Fund also has retained as its sub-advisers Foreign & Colonial Management Ltd. and Foreign & Colonial Emerging Markets Limited (collectively, the "Sub-Adviser"), both of which are located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR
                      FUTURE REFERENCE.

This Prospectus sets forth concisely the information concerning the Fund and the Trust that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated October 1, 1998, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. See page 47 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site (http://www.sec.gov) that contains the SAI, materials that are incorporated by reference into the Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.

TABLE OF CONTENTS


                                                              Page
1.  Expense Summary.........................................     3
2.  Condensed Financial Information.........................     4
3.  The Fund................................................     8
4.  Investment Objective and Policies.......................     8
5.  Certain Securities and Investment Techniques............    10
6.  Risk Factors............................................    18
7.  Management of the Fund..................................    23
8.  Information Concerning Shares of the Fund...............    26
       Purchases............................................    26
       Exchanges............................................    34
       Redemptions and Repurchases..........................    35
       Distribution Plan....................................    38
       Distributions........................................    41
       Tax Status...........................................    41
       Net Asset Value......................................    42
       Description of Shares, Voting Rights and
          Liabilities.......................................    42
       Performance Information..............................    43
       Expenses.............................................    44
       Provision of Annual and Semiannual Reports...........    45
9.  Shareholder Services....................................    45
   Appendix A -- Waivers of Sales Charges...................   A-1
   Appendix B -- Description of Bond Ratings................   B-1

1.   EXPENSE SUMMARY


                                        CLASS A     CLASS B    CLASS C
  SHAREHOLDER TRANSACTION EXPENSES:     -------     -------    -------
     Maximum Initial Sales Charge
       Imposed on Purchases of Fund
       Shares (as a percentage of
       offering price)................     4.75%     0.00%      0.00%
     Maximum Contingent Deferred Sales
       Charge (as a percentage of
       original purchase price or
       redemption proceeds, as
       applicable).................... See Below(1)  4.00%      1.00%
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET
  ASSETS)(2) :
     Management Fees..................    0.975%    0.975%     0.975%
     Rule 12b-1 Fees(3)...............     0.50%     1.00%      1.00%
     Other Expenses(4)................     0.53%     0.53%(5)   0.53%(5)
                                          ------    -------    -------
     Total Operating Expenses.........     2.01%     2.51%      2.51%


---------------
(1)
 Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases" below).

(2)
 All expenses, other than "Management Fees," are rounded to two decimal places.

(3)
 The Fund has adopted a Distribution Plan for its shares in accordance with Rule
    12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.50% per annum of the average daily net assets attributable to the Fund's Class A shares. Distribution expenses paid under the Plan with respect to Class A shares, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(4)
 The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(5)
 The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to the Fund's Class B and Class C shares, respectively, under the Distribution Plan (see "Distribution Plan" below). Distribution expenses paid under the Plan with respect to Class B and Class C shares, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

                              EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and, unless otherwise noted, (b) redemption at the end of each of the time periods indicated:


            PERIOD              CLASS A       CLASS B           CLASS C
            ------              -------   ---------------   ---------------
                                                      (1)               (1)
 1 year........................  $ 67     $ 65       $ 25   $ 35       $ 25
 3 years.......................   108      108         78     78         78
 5 years.......................   151      154        134    134        134
10 years.......................   270      272(2)     272(2)  285       285


---------------
(1)
 Assumes no redemption.

(2)
 Class B shares convert to Class A shares approximately 8 years after purchase;
    therefore, years nine and ten reflect Class A expenses.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Management of the Fund"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  CONDENSED FINANCIAL INFORMATION
The following information has been audited since inception of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS


                                                                  YEAR ENDED MAY 31,
                                                             ----------------------------
                                                              1998      1997      1996*
                                                             -------   -------   --------
                                                                       CLASS A
-----------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period......................  $ 16.90   $ 16.71   $  15.00
                                                             -------   -------   --------
  Income from investment operations# -
    Net investment income (loss)...........................  $ (0.01)  $  0.02   $   0.03
    Net realized and unrealized gain on investments and
      foreign currency transactions........................     1.18      0.32       1.69
                                                             -------   -------   --------
        Total from investment operations...................  $  1.17   $  0.34   $   1.72
                                                             -------   -------   --------
Less distributions declared to shareholders -
  From net investment income...............................  $ (0.22)  $ --      $  (0.01)
  From net realized gain on investments and foreign
    currency transactions..................................    (0.07)    (0.15)     --
                                                             -------   -------   --------
    Total distributions declared to shareholders...........  $ (0.29)  $ (0.15)  $  (0.01)
                                                             -------   -------   --------
Net asset value - end of period............................  $ 17.78   $ 16.90   $  16.71
                                                             =======   =======   ========
Total return+++............................................    7.08%     2.13%   11.43%++
RATIOS (TO AVERAGE DAILY NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##...............................................    2.01%     1.99%     2.24%+
  Net investment income (loss).............................  (0.08)%     0.13%     0.24%+
PORTFOLIO TURNOVER.........................................     225%       53%        11%
NET ASSETS AT END OF PERIOD (000 OMITTED)..................  $53,659   $56,810    $41,483



   * For the period from the commencement of investment operations, October 24, 1995, through May 31, 1996.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## The Fund's expenses are calculated without reduction for fees paid indirectly.
 +++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

                              FINANCIAL HIGHLIGHTS



                                                                  YEAR ENDED MAY 31,
                                                             ----------------------------
                                                              1998      1997      1996*
                                                             -------   -------   --------
                                                                       CLASS B
-----------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period......................  $ 16.82   $ 16.66   $  15.00
                                                             -------   -------   --------
  Income (loss) from investment operations# -
    Net investment loss....................................  $ (0.10)  $ (0.07)  $  (0.03)
    Net realized and unrealized gain on investments and
      foreign currency transactions........................     1.19      0.31       1.69
                                                             -------   -------   --------
        Total from investment operations...................  $  1.09   $  0.24   $   1.66
                                                             -------   -------   --------
Less distributions declared to shareholders -
  From net investment income...............................  $ (0.13)  $ --      $  --
  From net realized gain on investments and foreign
    currency transactions..................................    (0.07)    (0.08)     --
                                                             -------   -------   --------
    Total distributions declared to shareholders...........  $ (0.20)  $ (0.08)  $
                                                             -------   -------   --------
Net asset value - end of period............................  $ 17.71   $ 16.82   $  16.66
                                                             =======   =======   ========
Total return...............................................    6.59%     1.56%   11.07%++
RATIOS (TO AVERAGE DAILY NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##...............................................    2.51%     2.53%     2.85%+
  Net investment loss......................................  (0.57)%   (0.42)%   (0.31)%+
PORTFOLIO TURNOVER.........................................     225%       53%        11%
NET ASSETS AT END OF PERIOD (000 OMITTED)..................  $59,055   $62,958    $43,264



   * For the period from the commencement of investment operations, October 24, 1995, through May 31, 1996.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## The Fund's expenses are calculated without reduction for fees paid indirectly.

                              FINANCIAL HIGHLIGHTS



                                                        YEAR ENDED          PERIOD ENDED
                                                       MAY 31, 1998        MAY 31, 1997**
                                                       ------------        --------------
                                                                    CLASS C
-----------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period................    $ 16.76              $  16.83
                                                         -------              --------
  Income (loss) from investment operations# -
    Net investment loss..............................    $ (0.10)             $  (0.04)
    Net realized and unrealized gain on investments
      and foreign currency transactions..............       1.19                  0.15
                                                         -------              --------
        Total from investment operations.............    $  1.09              $   0.11
                                                         -------              --------
Less distributions declared to shareholders -
  From net investment income.........................    $ (0.16)             $--
  From net realized gain on investments and foreign
    currency transactions............................      (0.07)                (0.18)
                                                         -------              --------
    Total distributions declared to shareholders.....    $ (0.23)             $  (0.18)
                                                         -------              --------
Net asset value - end of period......................    $ 17.62              $  16.76
                                                         =======              ========
Total return.........................................      6.62%               0.79%++
RATIOS (TO AVERAGE DAILY NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##.........................................      2.52%                2.50%+
  Net investment loss................................    (0.56)%              (0.27)%+
PORTFOLIO TURNOVER...................................       225%                   53%
NET ASSETS AT END OF PERIOD (000 OMITTED)............      $3,380               $2,397



  ** For the period from the inception of Class C, July 1, 1996, through May 31, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## The Fund's expenses are calculated without reduction for fees paid indirectly.

3.  THE FUND

The Fund is a diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1985. The Trust presently consists of seven series, each of which represents a portfolio with separate investment objectives and policies. This Prospectus relates to the Fund. Shares of the Fund are sold continuously to the public and the Fund then uses the proceeds to buy securities for its portfolio. Three classes of shares of the Fund currently are offered to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.50% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.



The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets (including supervision of the Sub-Adviser) and the officers of the Trust are responsible for the operations of the Fund. The Adviser manages the Fund's portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser or the Sub-Adviser. The Trust also offers to buy back (redeem) shares of the Fund from shareholders at any time at net asset value, less any applicable CDSC.


4.  INVESTMENT OBJECTIVE AND POLICIES
The Fund has an investment objective which it pursues through its investment policies, as described below. The objectives and policies of the Fund can be expected to affect the market and financial risk to which the Fund is subject and the performance of the Fund. The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. A change in the Fund's objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund. Any investment involves risk and there is no assurance that the investment objective of the Fund will be achieved.

The Fund's investment objective is to seek capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are outside the U.S. growing at rates expected to be well above the growth rate of the overall U.S. economy. The foreign growth securities in which the Fund may invest include securities of more established companies which represent opportunities for long-term growth. See "Certain Securities and Investment Techniques -- Foreign Growth Securities" below. The selection of securities is made solely on the basis of potential for capital appreciation. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective of capital appreciation.

The Fund may invest up to 25% of its net assets in securities of issuers whose principal activities are located in emerging market countries. See "Certain Securities and Investment Techniques -- Emerging Market Securities" below.


While the Fund intends to invest primarily in equity securities, the Fund may also invest up to 35% of its net assets (and generally expects to invest not more than 20% of its net assets) in fixed income securities of government, government-related, supranational and corporate issuers whose principal activities are outside the U.S., including up to 10% of its net assets in fixed income securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P"), Fitch IBCA ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps") and comparable unrated securities. See "Risk Factors -- Lower Rated Fixed Income Securities" below. The Adviser and Sub-Adviser consider a variety of factors in selecting fixed income securities to achieve capital appreciation, including the creditworthiness of issuers, interest rates and currency exchange rates.



The Fund does not intend to emphasize any particular country or region in making its investments, but under normal market conditions, the Fund will be invested in at least three countries (outside the U.S.) and will not invest more than 50% of its net assets in issuers whose principal activities are located in a single country. See "Risk Factors -- Investments in One or a Limited Number of Countries" below. Currently, the Fund does not expect to invest more than 25% of its net assets in issuers whose principal activities are located in a single country, except that the Fund generally expects to invest between 15% to 45% of its assets in issuers whose principal activities are in Japan. The Fund will seek to reduce risk by investing its assets in a number of markets and issuers, performing credit analyses of potential investments and monitoring current developments and trends in both the international economy and financial markets.



For temporary defensive reasons, such as during times of international political or economic uncertainty or turmoil, most or all of the Fund's investments may be in cash (U.S. dollars, foreign currencies or multinational currency units) and/or securities that are denominated in U.S. dollars or whose issuers are domiciled in the U.S. The Fund is not restricted as to the portions of its assets which may be invested in securities denominated in a particular currency and up to 100% of the Fund's net assets may be invested in securities denominated in foreign currencies and multinational currency units.

5.  CERTAIN SECURITIES AND INVESTMENT TECHNIQUES
Consistent with the Fund's investment objective and policies, each Fund may engage in the following securities transactions and investment techniques, many of which are described more fully in the SAI. See "Investment Policies and Restrictions" in the SAI.

EQUITY SECURITIES: The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

FOREIGN GROWTH SECURITIES: The Fund may invest in securities of foreign growth companies, including established foreign companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. See "Risk Factors" below. It is anticipated that these companies will primarily be in nations with more developed securities markets, such as Japan, Australia, Canada, New Zealand and most Western European countries, including Great Britain.

EMERGING MARKET SECURITIES: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser and the Sub-Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser and the Sub-Adviser determine whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and location of its assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country. See "Risk Factors -- Emerging Markets" below.

FIXED INCOME SECURITIES: Fixed income securities in which the Fund may invest include all types of long- or short-term debt obligations, such as bonds, notes, bills, debentures, loans, loan assignments and commercial paper. The Fund may invest in emerging market fixed income securities, which, in addition to the securities identified above, may take the form of interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. Fixed income securities in which the Fund may invest include securities in the lower rating categories of recognized rating agencies and comparable unrated securities. See "Risk

Factors" below. The Fund will not invest more than 10% of its net assets, in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities. See "Risk Factors -- Lower Rated Fixed Income Securities" below. However, because most foreign fixed income securities are not rated, the Fund will invest in foreign fixed income securities primarily based on the Adviser's or the Sub-Adviser's credit analysis without relying on published ratings.



PRIVATIZATIONS: The governments in some countries, including emerging market countries, have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Fund may invest in privatizations. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.


DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, the Philippines, Peru, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

STRUCTURED SECURITIES: The Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They may also involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: Fixed income securities in which the Fund may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund's distribution obligations.


INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of or interest on the instrument.


LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may invest a portion of its assets in loans. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, government or other borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loans and the risks related to transactions therein, see the SAI.

RESTRICTED SECURITIES: The Fund may purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is illiquid and thus subject to the Fund's limitations on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, retains oversight of the liquidity determinations, focusing on factors, such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser or Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.



LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange, and to member banks of the Federal Reserve System and would be required to be secured continuously by collateral in cash, irrevocable letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned as represented by the collateral received by the Fund in connection with such loans, will not exceed 30% of the value of the Fund's net assets.


WHEN-ISSUED OR FORWARD DELIVERY SECURITIES: Securities may be purchased on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although the Fund is not limited to the amount of securities for which it may have commitments to purchase on such basis, it is expected that under normal circumstances, the Fund will not commit more than 10% of its assets to such purchases. The Fund does not pay for the securities until received or start earning interest on them until the contractual settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such basis, the Fund will hold liquid assets in a segregated account to pay for the commitment. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases. For additional information concerning these securities, see the SAI.

OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options on securities ("Options") and purchase put and call Options on securities that are traded on foreign and U.S. securities exchanges and over the counter. The Fund will write such Options for the purpose of increasing its return and/or protecting the value of its portfolio. The Fund may also write combinations of put and call Options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk. The Fund may purchase put or call Options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. However, the writing of Options constitute only a partial hedge, up to the amount of the premium, less any transaction costs.

The Fund may purchase and sell options that are traded on foreign and U.S. exchanges, and Options traded over-the-counter with broker-dealers who deal in these Options. The ability to terminate over-the-counter Options is more limited than with exchange-traded Options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Fund will treat assets used to cover over-the-counter Options as illiquid unless the dealer is a primary dealer in U.S. Government securities and has given the Fund the unconditional right to close such Options at a formula price, in which event only an amount of the cover determined with reference to the formula will be considered illiquid. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid.

The Fund may also enter into options on the yield "spread," or yield differential between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging purposes. In contrast to other types of options the yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities. Yield curve options written by the Fund will be "covered" but could involve additional risks, as discussed in the SAI.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put Options and purchase call and put Options on foreign and domestic stock indices ("Options on Stock Indices"). The Fund may write such options for the purpose of increasing its current income and/or to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of contracts based on indices of securities as such instruments become available for trading or fixed income securities or foreign currencies ("Futures Contracts"). Such transactions will be entered into for hedging purposes, in order to protect the Fund's current or intended investments from the effects of changes in interest or exchange rates, or for non-hedging purposes to the extent permitted by applicable law. For example, in the event that an anticipated decrease in the value of portfolio securities occurs as a result of a decline in the dollar value of foreign currencies in which portfolio securities are denominated or a general increase in interest rates, the adverse effects of such changes may be offset, in whole or in part, by gains on Futures Contracts sold by the Fund. Conversely, the adverse effects of an increase in the cost of portfolio securities to be acquired, occurring as a result of a rise in the dollar value of securities denominated in foreign currencies or a decline in interest rates, may be offset, in whole or in part, by gains on Futures Contracts purchased by the Fund. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. Transactions entered into for non-hedging purposes involve greater risk including the risk of losses which are not offset by gains on other portfolio assets.


OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and write options on futures contracts ("Options on Futures Contracts") in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the Fund's portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction. Options on Futures Contracts may also be entered into for non-hedging purposes, to the extent permitted under applicable law, which involves greater risks and could result in losses which are not offset by gains on other portfolio assets.

OPTIONS ON FOREIGN CURRENCIES: The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the Option plus related transaction costs. Options on Foreign Currencies to be written or purchased by the Fund will be traded on foreign and U.S. exchanges or over-the-counter.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes as well as for the non-hedging purpose of increasing the Fund's current income. By entering into transactions in Forward Contracts, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser or the Sub-Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indices, currencies and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a notional principal amount determined by the parties.

The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements could be used to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed, or no investment of cash. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

Swaps, caps, floors and collars are highly specialized activities which involve certain risks. See the SAI for more information on, and the risks involved in, these activities.

PORTFOLIO TRADING: The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD, the Funds' distributor, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

From time to time, the Adviser and the Sub-Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI.


While it is not generally the Fund's policy to invest or trade for short-term profits, the Fund may dispose of a portfolio security whenever the Adviser or the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. For the fiscal year ended May 31, 1998, the Fund had a portfolio turnover rate in excess of 100%. Transaction costs incurred by the Fund and realized capital gains and losses of the Fund may be greater than that of a fund with a lesser portfolio turnover rate.


6.  RISK FACTORS
FOREIGN SECURITIES: Transactions involving foreign equity or debt securities or foreign currencies, and transactions entered into in foreign countries, involve considerations and risks not typically associated with investing in U.S. markets. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. The Fund may invest up to 100% of its assets in foreign securities which are not traded on a U.S. exchange. Special considerations may also include more limited information about foreign issuers, higher brokerage and custody costs, different or less stringent accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the U.S. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

EMERGING MARKETS: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities in emerging markets may be less liquid and more volatile in price than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions against repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by a delay in obtaining a grant of, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund. See the SAI for a further discussion of emerging markets securities as well as the associated risks.

ALLOCATION AMONG EMERGING MARKETS: The Fund may allocate all or a portion of its investments in emerging market securities among the emerging markets of Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. The Fund will allocate its investments among these emerging markets in accordance with the Adviser's and the Sub-Adviser's determination as to the allocation most appropriate with respect to the Fund's investment objective and policies. The Fund may invest its assets allocated to investment in emerging markets without limitation in any particular region, and, in accordance with the Adviser's and the Sub-Adviser's investment discretion, at times may invest all of its assets allocated to investment in emerging markets in securities of emerging market issuers located in a single region (e.g., Latin America). To the extent that the Fund's investments are concentrated in one or a few emerging market regions, the Fund's investment performance correspondingly will be more dependent upon the economic, political and social conditions and changes in those regions. The ability of the Fund to allocate its investments among emerging market regions without restriction may have the effect of increasing the volatility of the Fund, as compared to a fund which limits such allocations.

INVESTMENTS IN ONE OR A LIMITED NUMBER OF COUNTRIES: The Fund will seek to reduce risk by investing its assets in a number of markets and issuers. However, the Fund may invest up to 50% of its net assets in issuers located in a single country. To the extent that the Fund invests a significant portion of its assets in a single or limited number of countries, the Fund's investment performance correspondingly will be more dependent upon the economic, political and social conditions and changes in that country or countries, and the risks associated with investments in such country or countries will be particularly significant. The ability of the Fund to focus its investments in one or a limited number of countries may have the effect of increasing the volatility of the Fund.

EMERGING GROWTH COMPANIES: The Fund may invest in securities of emerging growth companies, including established companies. Investing in emerging growth companies involves greater risk than is customarily associated with investing in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Similarly, many of the securities offering the capital appreciation sought by the Fund will involve a higher degree of risk than would established growth stocks.

FOREIGN CURRENCIES: Because the Fund may invest up to 100% of its assets in securities denominated in currencies other than the U.S. dollar, and because the Fund may hold foreign currencies, the value of the Fund's investments, and the value of dividends and interest earned by the Fund, may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Fund. Although the Adviser and Sub-Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser and Sub-Adviser will do so at an appropriate time or that the Adviser and Sub-Adviser will be able to predict exchange rates accurately. For example, if the Adviser and Sub-Adviser hedge the Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Fund may hold foreign currency received in connection with investments in foreign securities, and enter into Forward Contracts, Futures Contracts and Options on Foreign Currencies when, in the judgment of the Adviser or Sub-Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates. While the holding of foreign currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies. See the SAI for further discussion of the holding of foreign currencies as well as the associated risks.

FIXED INCOME SECURITIES: To the extent the Fund invests in fixed income securities, the net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Fund is subject to no restrictions on the maturities of the fixed income securities it holds. The Fund's investments in fixed income securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations.


LOWER RATED FIXED INCOME SECURITIES: Fixed income securities in which the Fund may invest may be rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps (and comparable unrated securities). For a description of these and other rating categories, see Appendix B. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.



The Fund may also invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps (and comparable unrated securities). No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater yield than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to be affected by economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates (although these lower rated securities are also affected by changes in interest rates as described below). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's and the Sub-Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

While the Adviser and the Sub-Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's and the Sub-Adviser's own independent and ongoing review of credit quality. The Fund's achievement of its investment objective may be more dependent on the Adviser's and the Sub-Adviser's own credit analysis than in the case of an investment company primarily investing in higher quality fixed income securities.

Since shares of the Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of shares of the Fund will vary as the aggregate value of the portfolio securities of the Fund increases or decreases. However, changes in the value of securities subsequent to their acquisition will not affect cash or yield to maturity to the Fund.

TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although the Fund may enter into transactions in Options, Options on Stock Indices, Forward Contracts, Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in Options, Options on Stock Indices, Forward Contracts, Futures Contracts and Options on Futures Contracts for other than hedging purposes, to the extent permitted by applicable law, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income.

There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of Options, Options on Stock Indices, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities underlying Options and Futures Contracts traded by the Fund will include U.S. Government securities as well as foreign securities.
                            ------------------------

The SAI includes a discussion of investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless otherwise indicated. See "Investment Policies and Restrictions" in the SAI.

Except with respect to the Fund's policy on borrowing and investing in illiquid securities, the Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated September 1, 1995 (the "Advisory Agreement"). Under the Advisory Agreement the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives an annual management fee computed and paid monthly, in an amount equal to 0.975% of the first $500 million of the average daily net assets of the Fund and 0.925% thereafter.


For the fiscal year ended May 31, 1998, MFS received a management fee under the Advisory Agreement of $1,187,777, (equivalent on an annualized basis to 0.975%, of the Fund's average daily net assets).



This management fee is greater than the fees paid by most funds, but is comparable to fees paid by funds having similar investment objectives and policies. MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds"), and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life"), in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.


MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $78.1 billion on behalf of approximately 3.4 million investor accounts as of August 31, 1998. As of such date, the MFS organization managed approximately $51.0 billion of assets in equity securities, approximately $20.6 billion of assets invested in fixed income funds and fixed income portfolios and approximately $4.4 billion of assets in foreign securities. MFS is a subsidiary of Sun Life of Canada (U.S. Financial Services Holdings, Inc.), which in turn is an indirect wholly owned subsidiary of Sun Life. The Directors of MFS are John W. Ballen, Thomas J. Cashman, Joseph Dello Russo, John D. McNeil, Kevin R. Parke, Arnold D. Scott, William W. Scott, Jr., Jeffrey L. Shames and Donald A. Stewart. Mr. Shames is the Chairman and Chief Executive Officer of MFS, Mr. Ballen is the President and the Chief Investment Officer of MFS, Mr. Cashman is the President of MFS Institutional Advisors, Inc., MFS' institutional investment management subsidiary, Mr. Dello Russo is the Chief Financial Officer and an Executive Vice President of MFS, Mr. Parke is the Chief Equity Officer, Director of Equity Research and an Executive Vice President of MFS, Mr. Arnold Scott is the Secretary and a Senior Executive Vice President of MFS and Mr. William Scott is the President of MFS Fund Distributors Inc., the distributor of MFS Funds. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.



Mr. Shames, the Chairman of MFS, is also a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James O. Yost, Ellen Moynihan, Mark E. Bradley and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.


FCM -- The Advisory Agreement permits the Adviser from time to time to engage one or more sub-advisers to assist in the performance of its services. Pursuant to the Advisory Agreement, the Adviser has engaged Foreign & Colonial Management Ltd., a company incorporated under the laws of England and Wales ("FCM"), located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, as sub-adviser to render advisory services to the Fund with respect to the Fund's investments in emerging markets securities. FCM is a wholly owned subsidiary of Hypo Foreign & Colonial Management (Holdings) Ltd. ("Hypo F&C"). Sixty-five percent of the outstanding voting securities of Hypo F&C is owned by Hypo (U.K.) Holdings Ltd., which is a wholly owned subsidiary of HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed, and fifth largest, commercial bank in Germany, founded in 1835. The remaining 35% of the outstanding voting securities of Hypo F&C is owned by four closed-end publicly listed investment Trusts managed by FCM including Foreign & Colonial Investment Trust PLC. FCM has a history of money management dating from 1868 and the establishment of the world's oldest closed-end fund, Foreign &

Colonial Investment Trust PLC. As of May 31, 1998, FCM managed approximately U.S. $38.5 billion of assets, including approximately U.S. $30.80 billion of assets in equity securities and approximately U.S. $7.70 billion of assets in fixed income securities.


Under a separate Sub-Advisory Agreement between the Adviser and FCM, dated September 1, 1995 (the "Sub-Advisory Agreement"), the Adviser may delegate to FCM the authority to make investment decisions for the Fund. For its services, the Adviser pays FCM a management fee, computed and paid monthly, in an amount equal to 0.80% of the average daily net assets of the Fund, on an annualized basis. Effective September 8, 1997, FCM has voluntarily agreed to waive for an indefinite period of time, a portion of the sub-investment advisory fee it receives from the Adviser from 0.80% to 0.65% of the average daily net assets managed by FCM of the Fund on an annualized basis.


FCEM -- The Sub-Advisory Agreement for the Fund permits FCM from time to time to engage one or more sub-advisers to assist in the performance of its services. Pursuant to the Sub-Advisory Agreement, FCM has engaged Foreign & Colonial Emerging Markets Limited, a company incorporated under the laws of England and Wales ("FCEM"), located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, as sub-adviser to render advisory services to the Funds. FCEM is a wholly owned subsidiary of FCM. FCEM serves as the investment adviser to public closed-end and open-end funds and segregated accounts specializing in emerging markets. As of May 31, 1998, FCEM managed approximately U.S. $4.02 billion of assets invested in emerging markets.


Under a separate Sub-Advisory Agreement between FCM and FCEM dated September 1, 1995, FCM may delegate to FCEM the authority to make investment decisions for the Fund. It is presently intended that FCEM will provide portfolio management services for the portion of the assets of the Fund invested in emerging markets securities. For its services, FCM pays FCEM a management fee, computed and paid monthly, in an amount equal to 0.80% of the average daily net assets of the Fund managed by FCEM, on an annualized basis. Effective September 8, 1997 with respect to the Fund, FCEM has voluntarily agreed to waive for an indefinite period of time, a portion of the sub-investment advisory fee it receives from the Adviser from 0.80% to 0.65% of the average daily net assets managed by FCEM of the Fund on an annualized basis.


For the fiscal year ended May 31, 1998, the Adviser paid the Sub-Adviser fees under the Sub-Advisory Agreement of $7,910 in connection with its services for the Fund.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of FCM. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and FCM, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases it may produce increased investment opportunities for the Fund.

PORTFOLIO MANAGER -- David R. Mannheim, a Senior Vice President of MFS, has been a portfolio manager of the Fund since September, 1997. Mr. Mannheim has been employed by MFS as a portfolio manager since 1992.



ADMINISTRATOR -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997 as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor of each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the Fund.


8.  INFORMATION CONCERNING SHARES OF THE FUND


PURCHASES

Shares of the Fund may be purchased at the public offering price through any dealer. As used in the Prospectus and any appendices thereto the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This prospectus offers three classes of shares to the general public (Class A, Class B and Class C shares) which bear sales charges and distribution fees in different forms and amounts, as described below:

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares of the Fund are offered at net asset value plus an initial sales charge as follows:

                                     SALES CHARGE* AS PERCENTAGE OF:         DEALER
                                     --------------------------------    ALLOWANCE AS A
                                      OFFERING           NET AMOUNT      PERCENTAGE OF
        AMOUNT OF PURCHASE              PRICE             INVESTED       OFFERING PRICE
        ------------------            --------           ----------      --------------
Less than $100,000.................     4.75%               4.99%            4.00%
$100,000 but less than $250,000....     4.00%               4.17%            3.20%
$250,000 but less than $500,000....     2.95%               3.04%            2.25%
$500,000 but less than
  $1,000,000.......................     2.20%               2.25%            1.70%
$1,000,000 or more.................      None**              None**      See Below**
---------------------------------------------------------------------------------------

  *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above (see the SAI).

 **A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately
 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.

PURCHASES SUBJECT TO A CDSC (but not an initial sales charge). In the following five circumstances, Class A shares of the Fund are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

(i)  on investments of $1 million or more in Class A shares;

(ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the Funds in the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

(iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan estab-lishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

(iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASE THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; AND

(v) on investments in Class A shares by certain retirement plans subject to ERISA if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plan's records are maintained on a pooled basis by the Shareholder Servicing Agent; and (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:

            COMMISSION PAID
           BY MFD TO DEALERS                  CUMULATIVE PURCHASE AMOUNT
           -----------------                  --------------------------
1.00%..................................  On the first $2,000,000, plus
0.80%..................................  Over $2,000,000 to $3,000,000, plus
0.50%..................................  Over $3,000,000 to $50,000,000, plus
0.25%..................................  Over $50,000,000


For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

 (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

(ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;


provided, however, that the CDSC will not be waived (i.e., it will be imposed)
(a) with respect to plans which establish an account with the Shareholder Servicing Agent on or after November 1, 1997, in the event that the Plan makes a complete redemption of all of its shares in the MFS Funds, or (b) with respect to plans which established an account with the Shareholder Servicing Agent prior to November 1, 1997, in the event that there is a change in law or regulation which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


CLASS B SHARES: Class B shares of the Fund are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

          YEAR OF                  CONTINGENT
        REDEMPTION               DEFERRED SALES
      AFTER PURCHASE                 CHARGE
      --------------             --------------
First......................             4%
Second.....................             4%
Third......................             3%
Fourth.....................             3%
Fifth......................             2%
Sixth......................             1%
Seventh and following......             0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.


WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.



CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Class C Distribution Plan by the Fund to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

WAIVERS OF CDSC: In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

GENERAL: The following information applies to purchases of each class of the Fund's shares.

MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.

SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the Fund considers the underlying redemption request conditioned upon the acceptance of the underlying purchase request. Therefore, in the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.



The MFS Family of Funds is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The MFS Family of Funds defines a "market timer" as an individual or organization acting on behalf of one or more individuals, if (i) the individual or organization makes six or more exchange requests among the MFS Family of Funds or three or more exchange requests out of any of the MFS high yield bond funds or MFS municipal bond funds per calendar year and (ii) any one of such exchange requests represents shares equal in value to $1 million or more. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.



As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including (i) delaying for up to seven days the purchase side of an exchange request by market timers, (ii) rejecting or otherwise restricting purchase or exchange requests by market timers; and (iii) permitting exchanges by market timers only into certain MFS Funds.


The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request, and, in addition may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. In the event that any individual or entity is determined either by the Fund or MFD, in its sole discretion, to be a market timer with respect to any calendar year, the Fund and/or MFD will reject all exchange requests into the Fund during the remainder of that calendar year. Other funds in the MFS Family of Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.


DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A and Class B shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                            ------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth in this paragraph above.

GENERAL: A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (the "Exchange"), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared. See "Tax Status" below.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be responsible for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET

VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.

CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B or Class C shares ("Direct Purchases") will be subject to a CDSC for a period of (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C shares and Class B shares of any MFS Fund purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of any MFS Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of each class of the Fund's shares.

SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

REINSTATEMENT PRIVILEGE. Shareholders of each Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash. Any distribution in-kind of portfolio securities may include foreign securities, including securities of issuers in emerging markets. Such securities may be subject to risks not typically associated with the risks of U.S. securities. See "Risk Factors -- Foreign Securities" and "-- Emerging Markets."

INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares of the Fund pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are common to each class of Shares, as described below.

SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the

Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Funds, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of Shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

CLASS A SHARES. Class A shares of the Fund are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.25% of the Fund's average daily net assets attributable to Class A shares. As noted above,

MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). Distribution fee payments under the Distribution Plan may be used by MFD to pay securities dealers a distribution fee in an amount equal on an annual basis to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares (other than Class A shares that have converted from Class B shares) owned by investors for whom that securities dealer is the holder or dealer of record. See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan does not exceed 0.50% per annum of the average daily net assets of a Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

CLASS B SHARES. Class B shares of the Fund are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefore, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

CLASS C SHARES. Class C shares of the Fund are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES. The Fund's distribution/service fee for its current fiscal year is equal to 0.50%, 1.00% and 1.00% per annum of the average daily net assets attributable to the Fund's Class A shares, Class B shares and Class C shares, respectively.

DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income as dividends on an annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. If the Fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distributions may constitute a return of capital. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS

The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay entity level federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.



Shareholders of the Fund normally will have to pay federal income taxes (and any state or local taxes) on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. The Fund expects that none of its distributions will be eligible for the dividends received deduction for corporations.



Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain (as well as the rate category or categories under which such gain is taxable), the portion, if any, representing a return of capital (which is generally free of current taxes but which results in a basis reduction) and the amount, if any, of federal income tax withheld. In certain circumstances, the Fund may also elect to "pass through" to shareholders foreign income taxes paid by the Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund; shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includible in their gross income for federal income tax purposes.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.



The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to certain institutional investors entitled Class I Shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Trust's Declaration of Trust provides that a Trustee may be removed from office in certain instances. See "Description of Shares, Voting Rights and Liabilities" in the SAI.

Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION

From time to time, the Fund may provide current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as Lipper Analytical Services, Inc., and Wiesenberger Investment Companies Service. The current distribution rate for each class is calculated by (i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. Current distribution rate calculations for Class B and Class C shares assumes no CDSC is paid. The current distribution rate may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and may be calculated over a period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to sales charge or the deduction of the CDSC, and which will therefore be higher.



The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class. See the SAI for further information on the calculation of total rate of return for share classes with different class inception dates.



All performance quotations are based on historical performance and are not intended to indicate future performance. Current distribution rate reflects only the annualized rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended May 31, 1998, please see the Fund's annual report. A copy of the Funds' Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.


EXPENSES

The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Trust's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series of the Trust are allocated among the series in a manner believed by management of the Trust to be fair and equitable.



PROVISION OF ANNUAL AND SEMIANNUAL REPORTS


To avoid sending duplicate copies of materials to households, only one copy of each Fund annual and semiannual report may be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may call the Shareholder Servicing Agent at 1-800-225-2606 to request that copies of such reports be sent personally to that shareholder.

9.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive information regarding the tax status of reportable dividends and distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts described below) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

     -- Dividends and capital gain distributions reinvested in additional shares; this option will be assigned if no other option is specified.

     -- Dividends in cash; capital gain distributions reinvested in additional shares.

     -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund:

     LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

     RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

     DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and not subject to any CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by a Fund may be automatically invested at net asset value (and not subject to any CDSC) in shares of the same class of another MFS Fund, if shares of such MFS Fund are available for sale.

     SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send to him (or any one he designates) regular periodic payments, as designated on the account application, and based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS --
     AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

     AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining an investment program concurrently with a withdrawal program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for share redemption (if applicable) in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.
                            ------------------------


The Fund's SAI, dated October 1, 1998, as amended or supplemented from time to time, contains more detailed information about the Fund, including information related to (i) the Fund's investment policies and restrictions, including the purchase and sale of Options, Options on Stock Indices, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies; (ii) the Trustees, officers, Investment Adviser and Sub-Adviser;
(iii) portfolio trading; (iv) the shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; (vi) the Distribution Plan; and (vii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                   APPENDIX A

                            WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). Some of the following information will not apply to certain funds in the MFS Family of Funds depending on which classes of shares are offered. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institution having a selling agreement or other similar agreement with MFS Fund Distributors, Inc. ("MFD").


I.   WAIVERS OF ALL APPLICABLE SALES CHARGES
    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B shares and Class C shares, as applicable, are waived:

    1.  DIVIDEND REINVESTMENT

       - Shares acquired through dividend or capital gain reinvestment; and

       - Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS Fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

    2.  CERTAIN ACQUISITIONS/LIQUIDATIONS
       - Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. SHARES ACQUIRED BY:
       - Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of America ("Sun Life") or any of their subsidiary companies;


       - Trustees and retired trustees of any investment company for which MFD serves as distributor;


       - Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

       - Employees or registered representatives of dealers;

       - Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

       - Institutional Clients of MFS or MFS Institutional Advisors, Inc.
         ("MFSI")

    4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

       - Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

       INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

       - Death or disability of the IRA owner.

       SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

       - Death, disability or retirement of 401(a) or ESP Plan participant;

       - Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);

       - Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

       - Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

       - Tax-free return of excess 401(a) or ESP Plan contributions;

       - To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

       - Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

       SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

       - Death or disability of SRO Plan participant.

   6.  CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

       - To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

       - From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

    7.  LOAN REPAYMENTS

       - Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

II.   WAIVERS OF CLASS A SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemption of Class A shares are waived:

    1.  WRAP ACCOUNT INVESTMENTS AND FUND "SUPERMARKET" INVESTMENTS

       - Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "Supermarket" account or a similar program under which such clients pay a fee to such dealer.

    2.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

       - Shares acquired by insurance company separate accounts.

    3.  RETIREMENT PLANS

       ADMINISTRATIVE SERVICES ARRANGEMENTS

       - Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

       REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

       - Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

       SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
       CIRCUMSTANCES:

       IRAS

       - Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

       - Tax-free returns of excess IRA contributions.

       401(a) PLANS

       - Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

       - Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

       ESP PLANS AND SRO PLANS

       - Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

    4.  PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)

       - Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.

    5.  BANK TRUST DEPARTMENTS AND LAW FIRMS



       - Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFS and are acquiring such shares for the benefit of their trust account clients.



    6.  INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES



       - The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.


III.  WAIVERS OF CLASS B AND CLASS C SALES CHARGES

     In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B shares and Class C shares is waived:

    1.  SYSTEMATIC WITHDRAWAL PLAN

       - Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

    2.  DEATH OF OWNER

       - Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

    3.  DISABILITY OF OWNER

       - Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

    4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

       IRAS, 401(a) PLANS, ESP PLANS AND SRO PLANS

       - Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules.

       SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

       - Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

       - Death or disability of a SAR-SEP Plan participant.

                                   APPENDIX B

                          DESCRIPTION OF BOND RATINGS

                        MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.  An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.  There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                       STANDARD & POOR'S RATINGS SERVICES


AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.



AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.



A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.



BBB: An obligation rated BBB exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.



C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



                                   FITCH IBCA



AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.



AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.



Speculative Grade



BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.



B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.



CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.



DDD, DD, D: Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50% -- 90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.



                        DUFF & PHELPS CREDIT RATING CO.



AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.



AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.



A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.



BBB+, BBB, BBB-: Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.



BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.



B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.



DD: Defaulted debt-obligations. Issuer failed to meet scheduled principal and/or interest payments.



DP: Preferred stock with dividend arrearages.



                        DUFF & PHELPS SHORT-TERM RATINGS


D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operation factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5: Issuer failed to meet scheduled principal and/or interest payments.

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116
(617)954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617)954-5000

Custodian and Dividend
Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center
500 Boylston Street
Boston, MA 02116
Toll-free:(800)225-2606

Mailing Address
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116




                    MIF-1-10/98/127M  86/286/386/886

[MFS INVESTMENT MANAGEMENT LOGO]




  MFS(R)INTERNATIONAL GROWTH FUND                            STATEMENT OF
                                                             ADDITIONAL INFORMATION


(Members of the MFS Family of Funds(R))                      October 1, 1998


--------------------------------------------------------------------------------


                                                                      Page
                                                                      ----
   1.   Definitions.................................................     2
   2.   Investment Policies and Restrictions........................     2
   3.   Management of the Fund......................................    15
        Trustees....................................................    15
        Officers....................................................    15
        Trustee Compensation Table..................................    17
        Investment Adviser..........................................    17
        Administrator...............................................    17
        FCM.........................................................    18
        FCEM........................................................    18
        Custodian...................................................    19
        Shareholder Servicing Agent.................................    19
        Distributor.................................................    19
   4.   Portfolio Transactions and Brokerage Commissions............    20
   5.   Shareholder Services........................................    21
        Investment and Withdrawal Programs..........................    21
        Exchange Privilege..........................................    24
        Tax-Deferred Retirement Plans...............................    25
   6.   Tax Status..................................................    25
   7.   Distribution Plan...........................................    26
   8.   Determination of Net Asset Value and Performance............    27
   9.   Description of Shares, Voting Rights and Liabilities........    30
  10.   Independent Auditors and Financial Statements...............    31
        Appendix A -- Performance Information.......................   A-1


MFS(R) INTERNATIONAL GROWTH FUND
A series of MFS Series Trust X
500 Boylston Street, Boston, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated October 1, 1998. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1. DEFINITIONS


"Fund"                     --   MFS International Growth
                                Fund, a diversified series
                                of the Trust. The Fund was
                                known as MFS/Foreign &
                                Colonial International
                                Growth Fund prior to
                                September 8, 1997.
"MFS" or the "Adviser"     --   Massachusetts Financial
                                Services Company, a
                                Delaware corporation.
"Sub-Adviser"              --   Foreign & Colonial Manage-
                                ment Ltd., a company
                                incorporated under the laws
                                of England and Wales
                                ("FCM") and Foreign &
                                Colonial Emerging Markets
                                Limited, a company
                                incorporated under the laws
                                of England and Wales
                                ("FCEM").
"MFD"                      --   MFS Fund Distributors,
                                Inc., a Delaware
                                corporation.
"Prospectus"               --   The Prospectus of the Fund,
                                dated October 1, 1998 as
                                amended or supplemented
                                from time to time.
"Trust"                    --   MFS Series Trust X, a
                                Massachusetts business
                                trust. The Trust has
                                changed its name several
                                times during the past five
                                years. The Trust was
                                previously known as MFS
                                Government Mortgage Fund
                                (prior to June 2, 1995),
                                MFS Government Income Plus
                                Fund (prior to March 1,
                                1993), MFS Government
                                Income Plus Trust (prior to
                                August 3, 1992) and MFS
                                Government Securities Trust
                                (after December 7, 1990).


2. INVESTMENT POLICIES AND
    RESTRICTIONS

INVESTMENT POLICIES: The investment policies of the Fund are described in the Prospectus and below. The following discussion of the Fund's investment policies and restrictions supplements and should be read in conjunction with the information set forth in the "Investment Objective and Policies" section of the Prospectus.

FOREIGN SECURITIES: The Fund may invest up to 100% of its assets in foreign securities as discussed in the Prospectus. Investments in foreign issues involve considerations and possible risks not typically associated with investments in securities issued by domestic companies or with debt securities issued by foreign governments. There may be less publicly available information about a foreign company than about a domestic company, and many foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S. There is also less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the U.S.

EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Such investments entail significant risks as described in the Prospectus under the caption "Risk Factors" and as more fully described below.

     COMPANY DEBT -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

     SOVEREIGN DEBT -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

     LIQUIDITY; TRADING VOLUME; REGULATORY OVERSIGHT -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Trust may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

     DEFAULT; LEGAL RECOURSE -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

     INFLATION -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

     WITHHOLDING -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser and the Sub-Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

     FOREIGN CURRENCIES -- The Fund may invest up to 100% of its assets in securities denominated in foreign currencies. Accordingly, changes in the value of these currencies against the U.S. dollar may result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies. The Fund may attempt to minimize the impact of these changes to the U.S. dollar value of the Fund's portfolio by engaging in certain hedging practices, such as entering into Futures Contracts and Options on Foreign Securities as described below.

Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.


REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange (the "Exchange"), members of the Federal Reserve System, recognized domestic or foreign securities dealers or institutions which the Adviser or the Sub-Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds have values which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase.



The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser or the Sub-Adviser has determined that the seller is creditworthy, and the Adviser or the Sub-Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.


DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency. The Fund may also invest in Global Depositary Receipts ("GDRs") and other types of depositary receipts. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company.

LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct claims against an issuer of emerging market debt instruments (a "borrower"). In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Certain of the loans acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments.

The Fund's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. Direct indebtedness of developing countries involves the risk that the governmental entities responsible for the repayment of the note may be unable, or unwilling, to pay interest and repay principal where due. In selecting the loans and other direct investments which the Fund will purchase, the Adviser will rely upon its (and not that of the original lending institution's) own credit analysis of the borrower. As a Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to the Fund.

WHEN-ISSUED OR FORWARD DELIVERY SECURITIES:When the Fund commits to purchase a security on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.


LENDING OF SECURITIES: The Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser or the Sub-Adviser. Such loans would be required to be secured continuously by collateral in cash, irrevocable letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of cash collateral less a fee paid to the borrower, if the collateral is in the form of cash. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser and the Sub-Adviser to be of good standing, and when, in the judgment of the Adviser or the Sub-Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser or the Sub-Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.


WARRANTS: The Fund will not invest more than 10% of its net assets, taken at market value, in warrants not acquired in a unit transaction. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. Warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.


Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.


OPTIONS ON SECURITIES: The Fund may write (sell) covered call and put options on securities ("Options") and purchase call and put Options. An Option provides the purchaser, or "holder", with the right, but not the obligation, to purchase, in the case of a "call" Option, or sell, in the case of a "put" Option, the security or securities in connection with which the Option was written, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the Option, known as the "premium." The maximum amount of risk the purchaser of the Option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer", however, is potentially unlimited, unless the Option is "covered." A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is
(a) equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.


The Fund may write Options for the purpose of increasing its return and for hedging purposes. In particular, if the Fund writes an Option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the Option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the Option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the Option moves adversely to the Fund's position, the Option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

The Fund may write Options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call Option against that security. The exercise price of the call Option the Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call Option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the Option is written.

The writing of covered put Options is similar in terms of risk/return characteristics to buy-and-write transactions. Put Options may be used by the Fund in the same market environments in which call Options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call Options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the Options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two Options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the Options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call Option on a portfolio security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the Option. By writing a put Option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of Options will not be undertaken by the Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where Options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may also purchase put and call Options. Put Options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put Options will permit the Fund to sell the securities underlying such Options at the exercise price, or to close out the Options at a profit. The Fund will purchase call Options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call Option will permit the Fund to purchase the securities underlying such Option at the exercise price or to close out the Option at a profit. The premium paid for a call or put Option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the Option, and, unless the price of the underlying security rises or declines sufficiently, the Option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an Option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the Option and related transaction costs.

The staff of the SEC has taken the position that purchased over-the-counter Options and assets used to cover written over-the-counter Options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of the Fund's assets. Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter Options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter Options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an Option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the Option, plus the amount, if any, of the Option's intrinsic value (i.e., the amount that the Option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the Option if the Option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the 15% test imposed by the SEC staff. The Fund may also write over-the-counter Options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these Options as illiquid for purposes of such 15% test.


OPTIONS ON STOCK INDICES: As noted in the Prospectus, the Fund may write (sell) covered call and put options and purchase call and put options on stock indices ("Options on Stock Indices"). The Fund may cover call Options on Stock Indices by owning securities whose price changes, in the opinion of the Adviser or the Sub-Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. The Fund may cover put options on stock indices by segregating liquid assets, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.


The Fund will receive a premium from writing a put or call option on a stock index, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indices of securities as such instruments become available for trading ("Futures Contracts"). This investment technique is designed to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of long-term bonds or other securities which the Fund intends to purchase at a later date. Futures Contracts may also be entered into for non-hedging purposes to the extent permitted by applicable law. A "sale" of a Futures Contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

While Futures Contracts provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. The Fund will incur brokerage fees when it purchases and sells Futures Contracts. At the time such a purchase or sale is made, the Fund must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The Futures Contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day the Fund may provide or receive cash that reflects the decline or increase in the value of the contract.

One purpose of the purchase or sale of a Futures Contract, for hedging purposes in the case of a portfolio holding long-term debt securities, is to protect the Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's Futures Contracts should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities. Transactions entered into for non-hedging purposes have greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could buy long-term bonds on the cash market. Purchases of Futures Contracts would be particularly appropriate when the cash flow from the sale of new shares of the Fund could have the effect of diluting dividend earnings. To the extent a Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts, thereby assuring that the transactions are unleveraged.

Futures Contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

A Futures Contract on an index of securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. The index underlying a Futures Contract is a broad based index of fixed-income securities designed to reflect movements in the relevant market as a whole.

OPTIONS ON FUTURES CONTRACTS: The Fund may write and purchase Options to buy or sell Futures Contracts ("Options on Futures Contracts") for hedging purposes. The Fund may also enter into transactions in Options on Futures Contracts for non-hedging purposes to the extent permitted by applicable law. The purchase of a call Option on a Futures Contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the Futures Contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the Futures Contract or underlying securities. As with the purchase of Futures Contracts, when the Fund is not fully invested it may purchase a call Option on a Futures Contract to hedge against a market advance due to declining interest rates.

The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the security underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the security underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the Fund may, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, the Fund may purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. As in the case of Options, the writing of Options on Futures Contracts may require the Fund to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of Options on Futures Contracts may require the Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs.

The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option purchased.

The Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.


The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such contract, will close out its futures position. An Option on a Futures Contract is traded on the same contract market as the underlying Futures Contact, subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. Options on Futures Contracts, as noted in the Prospectus, are also traded on foreign exchanges.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund may also enter into Forward Contracts for "cross-hedging" as noted in the Prospectus. The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of fixed income securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser or the Sub-Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.


The Fund has established procedures which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will segregate liquid assets in an amount equal to the value of its commitments under Forward Contracts. While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above may be restricted.


OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency did decline, the Fund would have the right to sell such currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options, which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write Options on Foreign Currencies for hedging purposes in a manner similar to the way Forward Contracts will be utilized. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it may, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurred, the option would most likely not be exercised, and the diminution in value of portfolio securities would be offset by the amount of the premium received less related transaction costs.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, less transaction costs, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of Options on Foreign Currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


All call and put options written on foreign currencies will be covered. A call option written on foreign currencies by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. A put option written by the Fund is "covered" if the Fund segregates liquid assets, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Call and put options on foreign currencies may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded and applicable rules and regulations.


ADDITIONAL RISKS OF INVESTING IN OPTIONS ON SECURITIES, OPTIONS ON STOCK INDICES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES: Unlike transactions entered into by the Fund in Futures Contracts, Options on Foreign Currencies and Forward Contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities and on stock indices may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of the Fund's portfolio. If the values of fixed income portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, Futures Contracts or Forward Contracts traded, the Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an Option, Futures Contract or Forward Contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and Options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the fixed income portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. Where the Fund enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

The correlation between prices of securities and prices of Options, Futures Contracts or Forward Contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the Option, Futures Contract and Forward Contract markets. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the Option, Futures Contract or Forward Contract approaches.

The trading of Options, Futures Contracts and Forward Contracts also entails the risk that, if the Adviser's or the Sub-Adviser's judgment as to the general direction of exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract.

It should be noted that the Fund may purchase and write Options, Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes to the extent permitted by applicable law for the purpose of increasing its return. As a result, the Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

     POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a position in an exchange-traded Option, Futures Contract, Option on a Futures Contract or Option on a Foreign Currency can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Fund's ability effectively to hedge its portfolio.

The liquidity of a secondary market in an Option or Futures Contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which Options and Futures Contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded Options and Futures Contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     OPTIONS ON FUTURES CONTRACTS -- In order to profit from the purchase of an Option on a Futures Contract, it may be necessary to exercise the option and liquidate the underlying Futures Contract, subject to all of the risks of futures trading. The writer of an Option on a Futures Contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: The available information on which the Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the U.S., events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Fund to respond in a timely manner.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.

As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or CFTC has jurisdiction over the trading in the U.S. of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for the Fund to enter into the trading strategies identified herein or to liquidate existing positions.

As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. The Fund may also be required to receive delivery of the foreign currencies underlying Options on Foreign Currencies or Forward Contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a Forward Contract it has entered into. In addition, the Fund may elect to take delivery of such currencies. Under certain circumstances, such as where the Adviser or the Sub-Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser or the Sub-Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange

Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.


INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their value may decline substantially if the issuer's creditworthiness deteriorates.

SWAPS AND RELATED TRANSACTIONS: The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.


The Fund will segregate liquid assets to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will segregate liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If the Adviser or the Sub-Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.
                      ------------------------------------

The policies stated above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective.

INVESTMENT RESTRICTIONS: The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or the Fund or class, as applicable, or
(ii) 67% or more of the outstanding shares of the Trust or the Fund or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or the Fund or class, as applicable, are represented in person or by proxy). Except with respect to the Fund's policy on borrowing and investing in illiquid securities, these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The Fund may not:

    (1) borrow amounts in excess of 33 1/3% of its assets including amounts borrowed;

    (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;

    (4) issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any type of swap agreement, Forward Contracts, Futures Contracts, any other type of futures contract, and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

    (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan; or

    (6) purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

In addition, the Fund has the following nonfundamental policies which may be changed without shareholder approval. The Fund will not:


    (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegate), will not be subject to this 15% limitation;


    (2) invest more than 10% of the value of the Fund's net assets, valued at the lower of cost or market, in warrants. Included within such amount may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

    (3) invest for the purpose of exercising control or management;

    (4) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;

    (5) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is an officer or a director of the investment adviser or a sub-adviser of the Fund, if one or more of such persons also owns beneficially more than 0.5% of the securities of such issuer, and such persons owning more than 0.5% of such securities together own beneficially more than 5% of such securities;

    (6) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Fund may make margin deposits in connection with any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any type of swap agreement, any type of futures contract (including Futures Contracts) and Forward Contracts;

    (7) sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

    (8) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;

    (9) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option, (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any type of swap agreement, any type of futures contract (including Futures Contracts), Forward Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

    (10) borrow, except as a temporary measure for extraordinary or emergency purposes;

    (11) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities, (ii) put or call options or combinations thereof with respect to securities or indexes of securities or (iii) Options on Foreign Currencies, any type of swap agreement or any type of futures contract (including Futures Contracts) or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies; or

    (12) Invest 25% or more of the market value of its total assets in securities of issuers in any one industry.

3. MANAGEMENT OF THE FUND

The Trust's Board of Trustees provides broad supervision over the affairs of each Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES


RICHARD B. BAILEY* (born 9/14/26)

Private investor; Massachusetts Financial Services Company, former Chairman and
  Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

PETER G. HARWOOD (born 4/3/26)
Private Investor
Address: 211 Lindsay Pond Road, Concord, Massachusetts

J. ATWOOD IVES (born 5/1/36)

Eastern Enterprises (diversified services company), Chairman, Trustee and Chief
  Executive Officer

Address: 9 Riverside Road, Weston, Massachusetts

LAWRENCE T. PERERA (born 6/23/35)
Hemenway & Barnes (attorneys), Partner
Address: 60 State Street, Boston, Massachusetts

WILLIAM J. POORVU (born 4/10/35)
Harvard University Graduate School of Business Administration, Adjunct
  Professor; CBL & Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund (a registered investment company), Vice Chairman (since November 1993), Chairman and Trustee (prior to November 1993)
Address: Harvard Business School, Soldiers Field Road, Cambridge, Massachusetts

CHARLES W. SCHMIDT (born 3/18/28)

Private Investor; International Technology Corporation, Director; Mohawk Paper
  Company, Director

Address: 30 Colpitts Road, Weston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES* (born 6/2/55)

Massachusetts Financial Services Company, Chairman and Chief Executive Officer


ELAINE R. SMITH (born 4/25/46)

Independent Consultant

Address: Weston, Massachusetts

DAVID B. STONE (born 9/2/27)
North American Management Corp. (investment adviser), Chairman and Director;
  Eastern Enterprises, Trustee
Address: Ten Post Office Square, Suite 300, Boston, Massachusetts

OFFICERS

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

JAMES O. YOST,* Assistant Treasurer; (born 6/12/60)
Massachusetts Financial Services Company, Vice President


ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)

Massachusetts Financial Services Company, Vice President (since September 1996);
  Deloitte & Touche LLP, Senior Manager (until September 1996)

MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994)

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel
---------------

* "Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.


Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

The Fund pays the compensation of the non-interested Trustees and Mr. Bailey (who currently receive a fee per Fund of $1,000 per year plus $65 per meeting and $50 per committee meeting attended, together with such Trustee's out-of-pocket expenses), and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 73 and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 73 and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Scott and Shames. The Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.


Set forth below is certain information concerning the cash compensation estimated to be paid by the Fund to the Trustees, and benefits accrued and estimated benefits payable, under the retirement plan.

                           TRUSTEE COMPENSATION TABLE


                                                                        RETIREMENT         ESTIMATED       TOTAL TRUSTEE
                                                       TRUSTEE           BENEFIT           CREDITED             FEES
                                                         FEES           ACCRUED AS           YEARS         FROM FUND AND
                                                       FROM THE        PART OF FUND           OF                FUND
                      TRUSTEE                          FUND(1)          EXPENSE(1)        SERVICE(2)         COMPLEX(3)
---------------------------------------------------    --------        ------------       ----------       -------------
Richard B. Bailey..................................     $1,945             $  0                 4             $283,647
Peter G. Harwood...................................      2,160                0                 3              121,105
J. Atwood Ives.....................................      1,880              185                13              108,720
Lawrence T. Perera.................................      1,995              208                12              127,055
William J. Poorvu..................................      2,160              204                12              121,105
Charles W. Schmidt.................................      2,095              205                 5              121,105
Arnold D. Scott....................................        N/A              N/A               N/A                  N/A
Jeffrey L. Shames..................................        N/A              N/A               N/A                  N/A
Elaine R. Smith....................................      2,145              218                23              132,035
David B. Stone.....................................      2,260              214                 5              132,055


ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)


                      YEARS OF SERVICE
  AVERAGE      -------------------------------
TRUSTEE FEES    3      5      7     10 OR MORE
------------   ----   ----   ----   ----------
   $1,692      $254   $423   $592     $  846
    1,851       278    463    648        925
    2,010       301    502    703      1,005
    2,168       325    542    759      1,084
    2,327       349    582    815      1,164
    2,486       373    622    870      1,243


---------------


(1) For the fiscal year ending May 31, 1998.


(2) Based upon normal retirement age (73). See the table below for the estimated annual benefits payable upon retirement by the Fund to a Trustee based on his or her estimated credited years of service.


(3) Information provided is for calendar year 1997. All Trustees receiving compensation served as Trustees of 27 funds within the MFS fund complex (having aggregate net assets at December 31, 1997 of approximately $28.9 billion) except Mr. Bailey, who served as Trustee of 69 funds within the MFS fund complex (having aggregate net assets at December 31, 1997, of approximately $47.8 billion).


(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


As of August 31, 1998, the Trustees and officers as a group owned less than 1% of the Fund's shares outstanding on that date.



As of August 31, 1998, Merrill Lynch Pierce Fenner & Smith Inc., 4800 Deer Lake Drive, East, 3rd Floor, Jacksonville, Florida 32246-6484 was the record owner of approximately 5.32%, 12.07% and 5.12%, respectively, of the outstanding Class A, Class B and Class C shares of the Fund. As of August 31, 1998, MFS Defined Contribution Plan, c/o Mark Leary, Massachusetts Financial Services, 500 Boylston Street, Boston, MA 02116-3740 was the record owner of approximately 99.90% of Class I shares of the Fund.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless as to liability to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Trust's Declaration of Trust that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER -- MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life.



ADMINISTRATOR -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the period from March 1, 1997 through May 31, 1997 and the fiscal year ended May 31, 1998, MFS received fees under the Administrative Services Agreement of $4,467 and $17,268, respectively.


INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated as of September 1, 1995 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, in an amount equal to 0.975% of the first $500 million of the average daily net assets of the Fund and 0.925% thereafter.


For the period from commencement of investment operation, October 24, 1995, to May 31, 1996, MFS received management fees under the Advisory Agreement of $313,570 (equivalent on an annualized basis to 0.975% of the Fund's average daily net assets). For the fiscal year ended May 31, 1997, MFS received management fees under the Advisory Agreement of $1,049,705 (equivalent on an annualized basis to 0.975% of the Fund's average daily net assets) for the Fund. For the fiscal year ended May 31, 1998, MFS received management fees under the Advisory Agreements of $1,187,777 (equivalent on annualized basis to 0.975% of the Fund's average daily net assets) for the Fund.



The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions.



The Advisory Agreement with the Fund will remain in effect until August 1, 1999 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Policies and Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Policies and Restrictions"), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


FCM -- FCM serves as the Fund's sub-adviser pursuant to a separate Sub-Advisory Agreement, dated September 1, 1995 between the Adviser and FCM (the "FCM Sub-Advisory Agreement"). The FCM Sub-Advisory Agreement provides that the Adviser may delegate to FCM the authority to make investment decisions for the Fund. It is presently intended that FCM will provide portfolio management services for the Fund. For these services, the Adviser pays FCM an annual fee computed and paid monthly in an amount equal to 0.80% of the average daily net assets of the Fund. Effective September 8, 1997 with respect to the Fund, FCM has voluntarily agreed to waive for an indefinite period of time, a portion of the sub-investment advisory fee it receives from the Adviser from 0.80% to 0.65% of the average daily net assets of the Fund managed by FCM, on an annualized basis.

FCEM -- FCEM serves as the Fund's sub-adviser pursuant to a Sub-Advisory Agreement, dated September 1, 1995 between FCM and FCEM (the "FCEM Sub-Advisory Agreement" and together with the FCM Sub-Advisory Agreement, the "Sub-Advisory Agreements"). The FCEM Sub-Advisory Agreement provides that FCM may delegate to FCEM the authority to make investment decisions for the Fund. It is presently intended that FCEM will provide portfolio management services for the portion of the assets invested in emerging markets securities with respect to the Fund. For these services, FCM pays FCEM an annual fee computed and paid monthly in an amount equal to 0.80% of the average daily net assets of the Fund managed by FCEM. Effective September 8, 1997 with respect to the Fund, FCEM has voluntarily agreed to waive for an indefinite period of time, a portion of the sub-investment advisory fee it receives from the Adviser from 0.80% to 0.65% of the average daily net assets of the Fund managed by FCEM on an annualized basis.


SUB-ADVISORY AGREEMENT -- Each Sub-Advisory Agreement will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the Fund's outstanding shares, and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party. The FCM Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by the Trustees, by vote of a majority of the Fund's outstanding shares, by the Adviser on not less than 30 days' nor more than 60 days' written notice or by FCM, on not less than 60 days' nor more than 90 days' written notice. The FCEM Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by the Trustees, by vote of a majority of the Fund's outstanding shares, by the Adviser or FCM on not less than 30 days' nor more than 60 days' written notice or by FCEM on not less than 60 days' nor more than 90 days' written notice.


The FCM Sub-Advisory Agreement specifically provides that neither FCM or FCEM, as the case may be, nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Sub-Advisory Agreement.



For the period from commencement of investment operations, October 24, 1995, to May 31, 1996, the Adviser paid the Sub-Adviser fees under the Sub-Advisory Agreement of $255,468 in connection with its services for the Fund. For the fiscal year ended May 31, 1997, the Adviser paid the Sub-Adviser fees under the Sub-Advisory Agreement of $857,738 in connection with its services for the Fund. For the fiscal year ended May 31, 1998, the Adviser paid the Sub-adviser fees under the Sub-Advisory Agreement of $7,910 in connection with its services for the Fund.


CUSTODIAN


State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund.


SHAREHOLDER SERVICING AGENT


MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement dated December 19, 1985, as modified, (the "Agency Agreement") with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.1125%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend disbursing agent functions for the Fund.


DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement with the Trust dated as of September 1, 1995.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of each Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).

Class A shares of the Fund may be sold at their net asset value to certain persons and in certain instances, as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 4.00% and MFD retains approximately 3/4 of 1% of the public offering price. MFD, on behalf of the Fund, pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

CLASS B SHARES AND CLASS C SHARES: MFD acts as agent in selling Class B shares, Class C shares and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement to which Class I shares are offered).

GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


During the period from the commencement of operations, October 24, 1995, to May 31, 1996 and the fiscal year ended May 31, 1997, for the Fund, MFD and dealers and certain other financial institutions received sales charges of $66,057 and $685,593, and $79,525 and $437,735, respectively, (as their concession on gross sales charges of $751,650 and $517,260, respectively) for selling Class A shares. The Fund received $24,853,732 and $19,720,949, respectively, representing the aggregate net asset value of such shares. During the fiscal year ended May 31, 1998, MFD and dealers and certain other financial institutions received sales charges of $36,124 and $215,170, respectively (as their concession on gross sales charges of $251,294) for selling Class A shares. The Fund received $11,514,246, representing the aggregate net asset value of such shares.



During the fiscal year ended May 31, 1997 and 1998, the CDSC paid on Class A shares for the Fund were $1,254 and $1,732, respectively. During the period from the commencement of operations, October 24, 1995, to May 31, 1996 and the fiscal years ended May 31, 1997 and 1998, the CDSC paid on Class B shares for the Fund were $9,530, $103,091 and $266,113, respectively. During the fiscal years ended May 31, 1997 and 1998, the CDSC paid on Class C shares for the Fund were $3,733 and $2,154, respectively. (During the period from the commencement of operations, October 24, 1995 to May 31, 1996, there were no CDSC paid on Class A shares for the Fund.)



The Distribution Agreement will remain in effect until September 1, 1999 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Policies and Restrictions -- Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4. PORTFOLIO TRANSACTIONS AND
    BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser or the Sub-Adviser. Any such person may serve other clients of the Adviser or the Sub-Adviser, or any subsidiary of the Adviser or the Sub-Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser or the Sub-Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser or the Sub-Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by an Advisory Agreement or a Sub-Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser or the Sub-Adviser. At present no arrangements for the recapture of commission payments are in effect.

Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers (the "NASD") and such other policies as the Trustees may determine, the Adviser or the Sub-Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Under an Advisory Agreement or a Sub-Advisory Agreement and as permitted by
Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Fund to pay a broker-dealer which provides brokerage and research services to the Adviser or the Sub-Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser or the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser or the Sub-Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's or the Sub-Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser or the Sub-Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $54,160 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser and the Sub-Adviser).


The Adviser's and the Sub-Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser or the Sub-Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

The management fee of the Adviser or the Sub-Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser or the Sub-Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser or the Sub-Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser or the Sub-Adviser, the Adviser or the Sub-Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser, any subsidiary of the Adviser or the Sub-Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


For the fiscal years ended May 31, 1996, 1997 and 1998, the Fund paid brokerage commissions of $110,176, $325,190 and $900,446, respectively, on total transactions of $1,031,871,320, $117,499,906 and $324,261,431, respectively.



During the fiscal year ended May 31, 1998, the Fund did not acquire or own securities issued by broker-dealers of the Fund.


5. SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or a Fund.

LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with all classes of shares of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares with a current offering price value of $75,000 and purchases an additional $25,000 of Class A shares of a Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Reinvested Shares"; (ii) to the extent necessary, any "Free Amount"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined under "Information Concerning Shares of the Fund -- Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares generally having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by a Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that a Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such MFS Fund is available for sale. Under the Automatic Exchange Plan, transfers of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e. an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS Fundamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A Shares of MFS Cash Reserve Fund for shares acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).


TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:



     Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);



     Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);


     Simplified Employee Pension (SEP-IRA) Plans;

     Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended;

     403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

     Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

6. TAX STATUS

The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to the Fund's shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.



Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.



In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).



The Fund's current dividend and accounting policies will affect the amount, timing and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds, deferred interest bonds, payment in kind bonds, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.



The Fund's transactions in options, Futures Contracts, Forward Contracts and swaps and related transactions will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.



Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.



Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro-rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would be able (subject to such limitations) to claim a credit but not a deduction. No deductions will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.



Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons also may be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.



As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.


7. DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares of the Fund (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to the Fund and each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent a Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.


DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL PERIOD: During the fiscal year ended May 31, 1998, the Fund paid the following Distribution Plan expenses:



                                        AMOUNT OF       AMOUNT OF
                        AMOUNT OF     DISTRIBUTION    DISTRIBUTION
                       DISTRIBUTION    AND SERVICE     AND SERVICE
                       AND SERVICE        FEES            FEES
                        FEES PAID       RETAINED        RECEIVED
  CLASSES OF SHARES      BY FUND         BY MFD        BY DEALERS
---------------------  ------------   -------------   -------------
Class A Shares           $280,324       $165,802        $114,522
Class B Shares           $625,561       $488,640        $136,921
Class C Shares           $ 31,028       $    186        $ 30,842



GENERAL: The Distribution Plan will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties to such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by a vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the applicable Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


8. DETERMINATION OF NET ASSET VALUE AND PERFORMANCE


NET ASSET VALUE: The net asset value per share of each class of each Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.)


This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD or its agent, the Shareholder Servicing Agent, prior to the close of that business day.

PERFORMANCE INFORMATION


TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge applicable to Class A shares (4.75% maximum) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC. The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the Performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.



As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of each Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).



Total rate of return quotations for each class are presented in Appendix A attached hereto.



Any yield or total rate of return quotation provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total rates of return should be considered when compar-ing the yield and total rate of return of the Fund to yields and total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. The current net asset value of shares and account balance information may be obtained by calling 1-800-MFS-TALK (637-8355).


CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid or expected to be paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by
(i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and may be calculated over a different period of time. The Fund's current distribution rate calculation for Class B and Class C shares assumes no CDSC is paid.



The current distribution rate calculation for each Class of shares of the Fund are presented in Appendix A attached hereto.


GENERAL: From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

From time to time, the Fund and MFD may discuss or quote a Fund's current portfolio manager(s) as well as other investment personnel, including such persons' views on: various foreign and emerging market economies; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; the assessment and evaluation of credit, interest rate, market and economic risks; and similar and related matters. In addition, from time to time the Fund and MFD may discuss the Fund's current or anticipated allocations of the Fund's securities by country or region. Any such allocations are subject to change.


The Fund may also use charts, graphs or other presentation formats to illustrate the historical correlation of its performance to fund categories established by Morningstar (or other nationally recognized statistical ratings organizations) and to other MFS Funds.



From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(sm) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); and issues regarding financial and health care management for elderly. From time to time, the Fund may also advertise annual returns showing the cumulative value of an initial investment in the Fund in various amounts over specified periods with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.


MFS FIRSTS: MFS has a long history of innovations.

 -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

 -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

 -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

 -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 (the "Truth in
     Securities Act" or the "Full Disclosure
     Act").

 -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.


 -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

 --  1979 -- Spectrum becomes the first
     combination fixed/variable annuity with no initial sales charge.


 -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.


 -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.


 -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.


 -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.


 -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.


 -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.


 -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.


 -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.


 -- 1993 -- MFS(R) Union Standard(R) Equity Fund, the first fund to invest solely in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


FCM AND FCEM ACHIEVEMENTS: FCM & FCEM have a history of achievements and innovations.

 --  1868 -- Established the world's oldest
     investment trust.

 --  1882 -- Invested in Japanese bonds.

 --  1884 -- Invested in the Hong Kong bond
     market.

 --  1930 -- Invested in the U.S.

 --  1961 -- Invested in the Japanese stock
     market.

 --  1972 -- Launched the first European
     investment trust when the UK joined the EEC.

 -- 1980's -- Invested in the emerging markets of Thailand and Korea.

 -- 1987 -- Launched the first Latin America fund in the UK.

 --  1994 -- Launched The Foreign & Colonial
     Emerging Middle East Fund (a closed-end fund, shares of which are listed on the New York
     Stock Exchange).

9. DESCRIPTION OF SHARES, VOTING
    RIGHTS AND LIABILITIES


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and six other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of each of the seven series of the Trust (Class A, Class B, Class C and Class I shares) with the exception of one of the Trust's series which has Class A, B and I shares only. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions"). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or
(iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10. INDEPENDENT AUDITORS AND
     FINANCIAL STATEMENTS

Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolios of Investments and the Statements of Assets and Liabilities at May 31, 1998, the Statements of Operations for the fiscal year ended May 31, 1998, the Statements of Changes in Net Assets for the fiscal years ended May 31, 1998 and May 31, 1997, the Notes to Financial Statements and the Report of Independent Auditors, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                      APPENDIX A

                            PERFORMANCE INFORMATION


The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.



All performance quotations are as of May 31, 1998.



                                                           AVERAGE ANNUAL TOTAL RETURNS                   CURRENT
                                                           -----------------------------      30-DAY    DISTRIBUTION
                                                           1 YEAR        LIFE OF FUND(3)      YIELD         RATE
                                                           ------        ---------------      ------    ------------
Class A shares with sales charge.........................   2.00%             5.89%             N/A         1.18%
Class A shares without sales charge......................   7.08%             7.89%             N/A          N/A
Class B shares with CDSC.................................   2.59%             6.30%             N/A          N/A
Class B shares without CDSC..............................   6.59%             7.33%             N/A         1.13%
Class C shares with CDSC.................................   5.62%             7.48%(1)          N/A          N/A
Class C shares without CDSC..............................   6.62%             7.48%(1)          N/A         1.31%
Class I shares...........................................   7.65%             8.24%(2)          N/A         2.13%



(1) Class C share performance includes the performance of the Fund's Class B shares for periods prior to the inception of Class C shares on July 1, 1996 for The Fund. Sales charges, expenses and expense ratios, and therefore performance, for Class B and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a lower CDSC (unless the performance quotation does not give effect to the CDSC) than Class B shares. Class C share performance has not, however, been adjusted to reflect differences in operating expenses, which generally are not significantly different from Class B shares.



(2) Class I share performance includes the performance of the Fund's Class A shares for the periods prior to the inception of Class I shares on January 2, 1997. Sales charges, expenses and expense ratios, and therefore performance for Class I and A shares differ. Class I share performance has been adjusted to reflect that Class I shares are not subject to an initial sales charge, whereas Class A shares generally are subject to an initial sales charge. Class I share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class I shares.


(3) Start of investment operations was October 24, 1995.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

SUB-ADVISER
Foreign & Colonial Management Ltd.
Exchange House
Primrose Street
London EC2A 2NY, United Kingdom

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606
Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street, Boston, MA 02116

MFS(R) INTERNATIONAL GROWTH FUND

500 BOYLSTON STREET
BOSTON, MA 02116

[MFS LOGO]


                                                  MIF-13-9/98/.5M 86/286/386/886

                    MFS INTERNATIONAL GROWTH AND INCOME FUND


    Supplement to the October 1, 1998 Prospectus and Statement of Additional
                                  Information



     The following information should be read in conjunction with the Fund's Prospectus and Statement of Additional Information ("SAI"), dated October 1, 1998, and contains a description of Class I shares.


     Class I shares are available for purchase only by certain investors as described under the caption "Eligible Purchasers" below.

EXPENSE SUMMARY


                                                                  CLASS I SHARES
                                                                  --------------

SHAREHOLDER TRANSACTION EXPENSES:
   Maximum Initial Sales Charge Imposed on Purchases of
     Fund Shares (as a percentage of offering price)...........         None
   Maximum Contingent Deferred Sales Charge (as a percentage
     of original purchase price or redemption proceeds, as
     applicable)...............................................         None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY
 NET ASSETS)(1):
     Management Fees...........................................        0.975%
     Rule 12b-1 Fees...........................................         None
     Other Expenses(2).........................................        0.73%
     Total Operating Expenses .................................        1.71%


-----------------------
(1) All expenses, other than "Management Fees," are rounded to two decimal places.
(2) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                               EXAMPLE OF EXPENSES

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:


                              PERIOD                      CLASS I SHARES
                              ------                      --------------

                1 year.................................         $ 17
                3 years................................           54
                5 years................................           93
                10 years...............................          202


     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.

CONDENSED FINANCIAL INFORMATION

          The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.

                              Financial Highlights

                                                                          1998         1997*
                                                                         ------       ------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $16.32       $15.71
                                                                         ------       ------
Income from investment operations# -
Net investment income                                                    $ 0.06       $ 0.16
Net realized and unrealized gain
     on investments and foreign currency transactions                    $ 3.37         0.45
                                                                         ------       ------
Total from investment operations                                         $ 3.43       $ 0.61
                                                                         ------       ------
Less distributions declared to shareholders -
     From net realized gain on
          investments and foreign currency transactions                  $(0.59)      $   --
     In excess of net investment income                                   (0.21)          --
                                                                         ------       ------
Total distributions declared to shareholders                             $(0.80)      $   --
                                                                         ------       ------
Net asset value - end of period                                          $18.95       $16.32
                                                                         ------       ------
Total return                                                              22.08%        3.88%####
Ratios (to average net assets)/Supplemental data:
     Expenses##                                                            1.64%        1.89%###
     Net investment income                                                 0.33%        2.33%###

Portfolio turnover                                                         1.58%        0.89%
Net assets at end of period (000 omitted)                                $    6       $   --


--------------------------

* For the period from the inception of Class I shares, January 2, 1997 to May 31, 1997.

#        Per share data is based on average shares outstanding.
##       The Fund's expenses are calculated without reduction for fees paid indirectly.
###      Annualized.
####     Not annualized.

ELIGIBLE PURCHASERS

Class I shares of the Fund are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii) any retirement plan, endowment or foundation which (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); (b) has, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (c) invests at least $10 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time;


(iv) bank trust departments or law firms acting as trustee or manager for trust accounts which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department or law firm will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time; and



(v) certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.


In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.50% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.


                 THE DATE OF THIS SUPPLEMENT IS OCTOBER 1, 1998

                                                                         [MFS(R)
                                                                   INTERNATIONAL
                                                                      GROWTH AND
                                                                     INCOME FUND
                                                                            LOGO
                                                                OCTOBER 1, 1998]
                                                   PROSPECTUS


                                              OCTOBER 1, 1998

                        CLASS A SHARES OF BENEFICIAL INTEREST
                        CLASS B SHARES OF BENEFICIAL INTEREST
                        CLASS C SHARES OF BENEFICIAL INTEREST
-------------------------------------------------------------

MFS INTERNATIONAL GROWTH AND INCOME FUND
500 Boylston Street, Boston, Massachusetts 02116 (617)
954-5000


MFS INTERNATIONAL GROWTH AND INCOME FUND (the "Fund") -- The investment objective of the Fund is capital appreciation and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of foreign "blue chip" companies and foreign growth companies. No assurance can be given that the Fund will achieve its investment objective. The Fund is a diversified series of MFS Series Trust X (the "Trust"), an open-end management investment company. The minimum initial investment generally is $1,000 per account (see "Purchases"). THE FUND IS INTENDED FOR INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISKS ENTAILED IN SEEKING CAPITAL APPRECIATION AND IN INVESTING IN FOREIGN SECURITIES. The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.


INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR
                      FUTURE REFERENCE.

This Prospectus sets forth concisely the information concerning the Fund and the Trust that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated October 1, 1998, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. See page 43 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site (http://www.sec.gov) that contains the SAI, materials that are incorporated by reference into the Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.

TABLE OF CONTENTS


                                                              Page
1.  Expense Summary.........................................     3
2.  Condensed Financial Information.........................     4
3.  The Fund................................................     7
4.  Investment Objective and Policies.......................     7
5.  Certain Securities and Investment Techniques............     8
6.  Risk Factors............................................    17
7.  Management of the Fund..................................    22
8.  Information Concerning Shares of the Fund...............    23
       Purchases............................................    23
       Exchanges............................................    30
       Redemptions and Repurchases..........................    32
       Distribution Plan....................................    35
       Distributions........................................    37
       Tax Status...........................................    37
       Net Asset Value......................................    38
       Description of Shares, Voting Rights and
          Liabilities.......................................    39
       Performance Information..............................    39
       Expenses.............................................    40
       Provision of Annual and Semiannual Reports...........    41
9.  Shareholder Services....................................    41
    Appendix A -- Waivers of Sales Charges..................   A-1
    Appendix B -- Description of Bond Ratings...............   B-1

1.  EXPENSE SUMMARY


                                        CLASS A     CLASS B    CLASS C
SHAREHOLDER TRANSACTION EXPENSES:       -------     -------    -------
     Maximum Initial Sales Charge
       Imposed on Purchases of Fund
       Shares (as a percentage of
       offering price)................     4.75%     0.00%      0.00%
     Maximum Contingent Deferred Sales
       Charge (as a percentage of
       original purchase price or
       redemption proceeds, as
       applicable).................... See Below(1)  4.00%      1.00%
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET
  ASSETS)(2):
     Management Fees..................    0.975%    0.975%     0.975%
     Rule 12b-1 Fees(3)...............    0.50 %    1.00 %(5)  1.00 %(5)
     Other Expenses(4)................    0.73 %    0.73 %     0.73 %
                                          ------    -------    -------
     Total Operating Expenses.........    2.21 %    2.71 %     2.71 %


---------------
(1)
 Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases" below).

(2)

 All expenses, other than "Management Fees," are rounded to two decimal places.


(3)
 The Fund has adopted a Distribution Plan for its shares in accordance with Rule
    12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.50% per annum of the average daily net assets attributable to the Fund's Class A shares. Distribution expenses paid under the Plan with respect to Class A shares, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(4)
 The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(5)
 The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to the Fund's Class B and Class C shares, respectively, under the Distribution Plan (see "Distribution Plan" below). Distribution expenses paid under the Plan with respect to Class B and Class C shares, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

                              EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and, unless otherwise noted, (b) redemption at the end of each of the time periods indicated:


            PERIOD              CLASS A       CLASS B           CLASS C
            ------              -------   ---------------   ---------------
                                                      (1)               (1)
 1 year........................  $ 69     $ 67       $ 27   $ 37       $ 27
 3 years.......................   113      114         84     84         84
 5 years.......................   160      163        143    143        143
10 years.......................   290      292(2)     292(2)  304       304


---------------
(1)
 Assumes no redemption.

(2)
 Class B shares convert to Class A shares approximately 8 years after purchase;
    therefore, years nine and ten reflect Class A expenses.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Management of the Fund"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  CONDENSED FINANCIAL INFORMATION
The following information has been audited since inception of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS



                                                        YEAR ENDED MAY 31,
                                     ---------------------------------------------------------
                                      1998      1997      1996*     1998      1997      1996*
                                     -------   -------   -------   -------   -------   -------
                                               CLASS A                       CLASS B
----------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of
  period...........................  $ 16.32   $ 15.98   $ 15.00   $ 16.27   $ 15.94   $ 15.00
                                     -------   -------   -------   -------   -------   -------
Income from investment operations#-
  Net investment income (loss).....  $ (0.05)  $  0.11   $  0.11   $ (0.14)  $  0.03   $  0.05
  Net realized and unrealized gain
    on investments and foreign
    currency transactions..........     3.45      0.35      0.90      3.47      0.34      0.90
                                     -------   -------   -------   -------   -------   -------
        Total from investment
          operations...............  $  3.40   $  0.46   $  1.01   $  3.33   $  0.37   $  0.95
                                     -------   -------   -------   -------   -------   -------
Less distributions declared to
  shareholders -
  From net investment income.......  $ --      $ (0.08)  $ (0.03)  $ --      $ --      $ (0.01)
  From net realized gain on
    investments and foreign
    currency transactions..........    (0.59)    (0.04)    --        (0.59)    (0.04)    --
  In excess of net investment
    income.........................    (0.12)    --        --        (0.05)    --        --
                                     -------   -------   -------   -------   -------   -------
        Total distributions
          declared to
          shareholders.............  $ (0.71)  $ (0.12)  $ (0.03)  $ (0.64)  $ (0.04)  $ (0.01)
                                     -------   -------   -------   -------   -------   -------
Net asset value - end of period....  $ 19.01   $ 16.32   $ 15.98   $ 18.96   $ 16.27   $ 15.94
                                     =======   =======   =======   =======   =======   =======
Total return+++....................   21.77%     2.88%   6.71%++    21.26%     2.33%   6.37%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##.......................    2.22%     2.39%    2.52%+     2.72%     2.94%    3.11%+
  Net investment income............  (0.28)%     0.72%    1.04%+   (0.79)%     0.18%    0.49%+
PORTFOLIO TURNOVER.................     158%       89%       29%      158%       89%       29%
NET ASSETS AT END OF PERIOD (000
  OMITTED).........................  $15,087   $13,425   $11,950   $18,987   $15,749   $13,641



  *For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.


  +Annualized.


  ++Not annualized.


  #Per share data are based on average shares outstanding.


  ##The Fund's expenses are calculated without reduction for fees paid indirectly.


 +++Total returns for Class A shares do not include the applicable sales charge.
    If the sales charge had been included, the results would have been lower.

                                                              YEAR ENDED MAY 31,
                                                              ------------------
                                                               1998      1997**
                                                              -------    -------
                                                                   CLASS C
--------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period.......................  $ 16.19    $ 16.02
                                                              -------    -------
Income from investment operations# -
  Net investment income (loss)..............................  $ (0.10)   $  0.12
  Net realized and unrealized gain on investments and
    foreign currency transactions...........................     3.39       0.21
                                                              -------    -------
        Total from investment operations....................  $  3.29    $  0.33
                                                              -------    -------
Less distributions declared to shareholders -
  From net investment income................................  $ --       $ (0.12)
  From net realized gain on investments and foreign currency
    transactions............................................    (0.59)     (0.04)
  In excess of net investment income........................    (0.09)     --
                                                              -------    -------
        Total distributions declared to shareholders........  $ (0.68)   $ (0.16)
                                                              -------    -------
Net asset value - end of period.............................  $ 18.80    $ 16.19
                                                              =======    =======
Total return................................................   21.15%    2.09%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##................................................    2.71%     2.64%+
  Net investment income.....................................  (0.61)%     0.80%+
PORTFOLIO TURNOVER..........................................     158%        89%
NET ASSETS AT END OF PERIOD (000 OMITTED)...................  $   824    $   235



 **For the period from the inception of Class C, July 1, 1996, through May 31,
   1997.


  +Annualized.


 ++Not annualized.


  #Per share data are based on average shares outstanding.


 ##The Fund's expenses are calculated without reduction for fees paid indirectly.

3.  THE FUND

The Fund is a diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1985. The Trust presently consists of seven series, each of which represents a portfolio with separate investment objectives and policies. This Prospectus relates to the Fund. Shares of the Fund are sold continuously to the public and the Fund then uses the proceeds to buy securities for its portfolio. Three classes of shares of the Fund currently are offered to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.50% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of a Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.



The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the operations of each Fund. The Adviser manages the Fund's portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser. The Trust also offers to buy back (redeem) shares of the Fund from shareholders at any time at net asset value, less any applicable CDSC.


4.  INVESTMENT OBJECTIVE AND POLICIES


The Fund has an investment objective which it pursues through its investment policies, as described below. The objectives and policies of the Fund can be expected to affect the market and financial risk to which the Fund is subject and the performance of the Fund. The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. A change in the Fund's objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund. Any investment involves risk and there is no assurance that the investment objective of the Fund will be achieved.

The Fund's investment objective is to seek capital appreciation and current income. The Fund seeks to achieve its objective by investing primarily in equity securities of issuers whose principal activities are outside the U.S.

The Fund will invest, under normal market conditions, at least 65% of its total assets (and generally expects to invest a substantial portion of its total assets) in equity securities of foreign "blue chip" companies and foreign growth companies. See "Certain Securities and Investment Techniques -- Foreign Growth Securities" below. The Fund considers a security to be "blue chip" if the total equity market capitalization of the issuer is at least U.S. $5 billion. It is expected that the Fund's equity securities will include income producing securities.

The Fund may invest up to 10% of its net assets in securities of issuers whose principal activities are located in emerging market countries. See "Certain Securities and Investment Techniques -- Emerging Market Securities" below.


The Fund does not intend to emphasize any particular country or region in making its investments, but under normal market conditions, the Fund will be invested in at least three countries (outside the U.S.) and will not invest more than 50% of its net assets in issuers whose principal activities are located in a single country. See "Risk Factors -- Investments in One or a Limited Number of Countries" below. Currently, the Fund does not expect to invest more than 25% of its net assets in issuers whose principal activities are located in a single country. The Fund will seek to reduce risk by investing its assets in a number of markets and issuers, performing credit analyses of potential investments and monitoring current developments and trends in both the international economy and financial markets.


For temporary defensive reasons, such as during times of international political or economic uncertainty or turmoil, most or all of the Fund's investments may be in cash (U.S. dollars, foreign currencies or multinational currency units) and/or securities that are denominated in U.S. dollars or whose issuers are domiciled in the U.S. The Fund is not restricted as to the portions of its assets which may be invested in securities denominated in a particular currency and up to 100% of the Fund's net assets may be invested in securities denominated in foreign currencies and multinational currency units.

5.  CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

Consistent with the Fund's investment objective and policies, the Fund may engage in the following securities transactions and investment techniques, many of which are described more fully in the SAI. See "Investment Policies and Restrictions" in the SAI.


EQUITY SECURITIES: The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.


FOREIGN GROWTH SECURITIES: The Fund may invest in securities of foreign growth companies, including established foreign companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. See "Risk Factors" below. It is anticipated that these companies will primarily be in nations with more developed securities markets, such as Japan, Australia, Canada, New Zealand and most Western European countries, including Great Britain.


EMERGING MARKET SECURITIES: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and location of its assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country. See "Risk Factors -- Emerging Markets" below.



FIXED INCOME SECURITIES: Fixed income securities in which the Fund may invest include all types of long- or short-term debt obligations, such as bonds, notes, bills, debentures, loans, loan assignments and commercial paper. The Fund may invest in emerging market fixed income securities, which, in addition to the securities identified above, may take the form of interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. Fixed income securities in which the Fund may invest include securities in the lower rating categories of recognized rating agencies and comparable unrated securities. See "Risk Factors" below. The Fund will not invest more than 25% of its net assets in fixed income securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P"), Fitch IBCA ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps") and comparable unrated securities. See "Risk Factors -- Lower Rated Fixed Income Securities" below. However, because most foreign fixed income securities are not rated, the Fund will invest in foreign fixed income securities primarily based on the Adviser's credit analysis without relying on published ratings.



PRIVATIZATIONS: The governments in some countries, including emerging market countries, have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Fund may invest in privatizations. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.


BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, the Philippines, Peru, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


STRUCTURED SECURITIES: The Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, a Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They may also involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: Fixed income securities in which the Fund may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund's distribution obligations.

INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of or interest on the instrument.


LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may invest a portion of its assets in loans. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, government or other borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loans and the risks related to transactions therein, see the SAI.


RESTRICTED SECURITIES: The Fund may purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is illiquid and thus subject to the Fund's limitations on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, retains oversight of the liquidity determinations, focusing on factors, such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange, and to member banks of the Federal Reserve System and would be required to be secured continuously by collateral in cash, irrevocable letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned as represented by the collateral received by the Fund in connection with such loans, will not exceed 30% of the value of the Fund's net assets.


WHEN-ISSUED OR FORWARD DELIVERY SECURITIES: Securities may be purchased on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although the Fund is not limited to the amount of securities for which it may have commitments to purchase on such basis, it is expected that under normal circumstances, the Fund will not commit more than 10% of its assets to such purchases. The Fund does not pay for the securities until received or start earning interest on them until the contractual settlement date. While awaiting delivery of securities purchased on such basis, the Fund will segregate liquid assets sufficient to cover its commitments. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases. For additional information concerning these securities, see the SAI.

OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options on securities ("Options") and purchase put and call Options on securities that are traded on foreign and U.S. securities exchanges and over the counter. The Fund will write such Options for the purpose of increasing its return and/or protecting the value of its portfolio. The Fund may also write combinations of put and call Options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk. The Fund may purchase put or call Options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. However, the writing of Options constitute only a partial hedge, up to the amount of the premium, less any transaction costs.

The Fund may purchase and sell options that are traded on foreign and U.S. exchanges, and Options traded over-the-counter with broker-dealers who deal in these Options. The ability to terminate over-the-counter Options is more limited than with exchange-traded Options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Fund will treat assets used to cover over-the-counter Options as illiquid unless the dealer is a primary dealer in U.S. Government securities and has given the Fund the unconditional right to close such Options at a formula price, in which event only an amount of the cover determined with reference to the formula will be considered illiquid. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid.

The Fund may also enter into options on the yield "spread," or yield differential between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging purposes. In contrast to other types of options the yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities. Yield curve options written by the Fund will be "covered" but could involve additional risks, as discussed in the SAI.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put Options and purchase call and put Options on foreign and domestic stock indices ("Options on Stock Indices"). The Fund may write such options for the purpose of increasing its current income and/or to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of contracts based on indices of securities as such instruments become available for trading or fixed income securities or foreign currencies ("Futures Contracts"). Such transactions will be entered into for hedging purposes, in order to protect the Fund's current or intended investments from the effects of changes in interest or exchange rates, or for non-hedging purposes to the extent permitted by applicable law. For example, in the event that an anticipated decrease in the value of portfolio securities occurs as a result of a decline in the dollar value of foreign currencies in which portfolio securities are denominated or a general increase in interest rates, the adverse effects of such changes may be offset, in whole or in part, by gains on Futures Contracts sold by the Fund. Conversely, the adverse effects of an increase in the cost of portfolio securities to be acquired, occurring as a result of a rise in the dollar value of securities denominated in foreign currencies or a decline in interest rates, may be offset, in whole or in part, by gains on Futures Contracts purchased by the Fund. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. Transactions entered into for non-hedging purposes involve greater risk including the risk of losses which are not offset by gains on other portfolio assets.


OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and write options on futures contracts ("Options on Futures Contracts") in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the Fund's portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction. Options on Futures Contracts may also be entered into for non-hedging purposes, to the extent permitted under applicable law, which involves greater risks and could result in losses which are not offset by gains on other portfolio assets.

OPTIONS ON FOREIGN CURRENCIES: The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the Option plus related transaction costs. Options on Foreign Currencies to be written or purchased by the Fund will be traded on foreign and U.S. exchanges or over-the-counter.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes as well as for the non-hedging purpose of increasing the Fund's current income. By entering into transactions in Forward Contracts, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts.


SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by a Fund with another party of cash payments based upon different interest rate indices, currencies and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a notional principal amount determined by the parties.

The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements could be used to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed, or no investment of cash. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

Swaps, caps, floors and collars are highly specialized activities which involve certain risks. See the SAI for more information on, and the risks involved in, these activities.

PORTFOLIO TRADING: The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD, the Fund's distributor, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI.



While it is not generally the Fund's policy to invest or trade for short-term profits, the Fund may dispose of a portfolio security whenever the Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. For the fiscal year ended May 31, 1998, the Fund had a portfolio turnover rate in excess of 100%. Transaction costs incurred by the Fund and realized capital gains and losses of the Fund may be greater than that of a fund with a lesser portfolio turnover rate.


6.  RISK FACTORS
FOREIGN SECURITIES: Transactions involving foreign equity or debt securities or foreign currencies, and transactions entered into in foreign countries, involve considerations and risks not typically associated with investing in U.S. markets. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. The Fund may invest up to 100% of its assets in foreign securities which are not traded on a U.S. exchange. Special considerations may also include more limited information about foreign issuers, higher brokerage and custody costs, different or less stringent accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the U.S. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

EMERGING MARKETS: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities in emerging markets may be less liquid and more volatile in price than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions against repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by a delay in obtaining a grant of, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund. See the SAI for a further discussion of emerging markets securities as well as the associated risks.

ALLOCATION AMONG EMERGING MARKETS: The Fund may allocate all or a portion of its investments in emerging market securities among the emerging markets of Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. The Fund will allocate its investments among these emerging markets in accordance with the Adviser's determination as to the allocation most appropriate with respect to the Fund's investment objective and policies. The Fund may invest its assets allocated to investment in emerging markets without limitation in any particular region, and, in accordance with the Adviser's investment discretion, at times may invest all of its assets allocated to investment in emerging markets in securities of emerging market issuers located in a single region (e.g., Latin America). To the extent that the Fund's investments are concentrated in one or a few emerging market regions, the Fund's investment performance correspondingly will be more dependent upon the economic, political and social conditions and changes in those regions. The ability of the Fund to allocate its investments among emerging market regions without restriction may have the effect of increasing the volatility of the Fund, as compared to a fund which limits such allocations.

INVESTMENTS IN ONE OR A LIMITED NUMBER OF COUNTRIES: The Fund will seek to reduce risk by investing its assets in a number of markets and issuers. However, the Fund may invest up to 50% of its net assets in issuers located in a single country. To the extent that the Fund invests a significant portion of its assets in a single or limited number of countries, the Fund's investment performance correspondingly will be more dependent upon the economic, political and social conditions and changes in that country or countries, and the risks associated with investments in such country or countries will be particularly significant. The ability of the Fund to focus its investments in one or a limited number of countries may have the effect of increasing the volatility of the Fund.

EMERGING GROWTH COMPANIES: The Fund may invest in securities of emerging growth companies, including established companies. Investing in emerging growth companies involves greater risk than is customarily associated with investing in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Similarly, many of the securities offering the capital appreciation sought by the Fund will involve a higher degree of risk than would established growth stocks.


FOREIGN CURRENCIES: Because the Fund may invest up to 100% of its asset in securities denominated in currencies other than the U.S. dollar, and because the Fund may hold foreign currencies, the value of the Fund's investments, and the value of dividends and interest earned by the Fund, may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Fund. Although the Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser will do so at an appropriate time or that the Adviser will be able to predict exchange rates accurately. For example, if the Adviser hedges the Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Fund may hold foreign currency received in connection with investments in foreign securities, and enter into Forward Contracts, Futures Contracts and Options on Foreign Currencies when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates. While the holding of foreign currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies. See the SAI for further discussion of the holding of foreign currencies as well as the associated risks.

FIXED INCOME SECURITIES: To the extent the Fund invests in fixed income securities, the net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Fund is subject to no restrictions on the maturities of the fixed income securities it holds. The Fund's investments in fixed income securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations.


LOWER RATED FIXED INCOME SECURITIES: Fixed income securities in which the Fund may invest may be rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps (and comparable unrated securities). For a description of these and other rating categories, see Appendix B. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.



The Fund may also invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps (and comparable unrated securities). No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater yield than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to be affected by economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates (although these lower rated securities are also affected by changes in interest rates as described below). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.


While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. The Fund's achievement of its investment objective may be more dependent on the Adviser's own credit analysis than in the case of an investment company primarily investing in higher quality fixed income securities.


Since shares of the Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of shares of the Fund will vary as the aggregate value of the portfolio securities of the Fund increases or decreases. However, changes in the value of securities subsequent to their acquisition will not affect cash or yield to maturity to the Fund.

TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although the Fund may enter into transactions in Options, Options on Stock Indices, Forward Contracts, Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in Options, Options on Stock Indices, Forward Contracts, Futures Contracts and Options on Futures Contracts for other than hedging purposes, to the extent permitted by applicable law, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of Options, Options on Stock Indices, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities underlying Options and Futures Contracts traded by a Fund will include U.S. Government securities as well as foreign securities.
                            ------------------------

The SAI includes a discussion of investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless otherwise indicated. See "Investment Policies and Restrictions" in the SAI.

Except with respect to the Fund's policy on borrowing and investing in illiquid securities, the Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated September 1, 1995 (the "Advisory Agreement"). Under the Advisory Agreement the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives an annual management fee computed and paid monthly, in an amount equal to 0.975% of the first $500 million of the average daily net assets of the Fund and 0.925% thereafter.


For the fiscal year ended May 31, 1998, MFS received a management fee under the Advisory Agreement of $300,817 (equivalent on an annualized basis to 0.975% of the Fund's average daily net assets).



This management fee is greater than the fees paid by most funds, but is comparable to fees paid by funds having similar investment objectives and policies. MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds"), and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.



MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $78.1 billion on behalf of approximately 3.4 million investor accounts as of August 31, 1998. As of such date, the MFS organization managed approximately $51.0 billion of assets in equity securities, approximately $20.6 billion of assets invested in fixed income funds and fixed income portfolios and approximately $4.4 billion of assets in foreign securities. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life. The Directors of MFS are John W. Ballen, Thomas J. Cashman, Joseph Dello Russo, John D. McNeil, Kevin R. Parke, Arnold D. Scott, William W. Scott, Jr., Jeffrey L. Shames and Donald A. Stewart. Mr. Shames is the Chairman and Chief Executive Officer of MFS, Mr. Ballen is the President and the Chief Investment Officer of MFS, Mr. Cashman is the President of MFS Institutional Advisors, Inc., MFS' institutional investment management subsidiary, Mr. Dello Russo is the Chief Financial Officer and an Executive Vice President of MFS, Mr. Parke is the Chief Equity Officer, Director of Equity Research and an Executive Vice President of MFS, Mr. Arnold Scott is the Secretary and a Senior Executive Vice President of MFS and Mr. William Scott is the President of MFS Fund Distributors Inc., the distributor of MFS Funds. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.



Mr. Shames, the Chairman of MFS, is also a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James O. Yost, Ellen Moynihan, Mark E. Bradley and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.



In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases it may produce increased investment opportunities for the Fund.



PORTFOLIO MANAGER -- Frederick J. Simmons, a Senior Vice President of MFS, has been a portfolio manager of the Fund since September, 1997. Mr. Simmons has been employed by MFS as a portfolio manager since 1988.



ADMINISTRATOR -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor of each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES
Shares of the Fund may be purchased at the public offering price through any dealer. As used in the Prospectus and any appendices thereto the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This prospectus offers three classes of shares to the general public (Class A, Class B and Class C shares) which bear sales charges and distribution fees in different forms and amounts, as described below:

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares of the Fund are offered at net asset value plus an initial sales charge as follows:

                                     SALES CHARGE* AS PERCENTAGE OF:         DEALER
                                     --------------------------------    ALLOWANCE AS A
                                      OFFERING           NET AMOUNT      PERCENTAGE OF
        AMOUNT OF PURCHASE              PRICE             INVESTED       OFFERING PRICE
        ------------------            --------           ----------      --------------
Less than $100,000.................     4.75%               4.99%            4.00%
$100,000 but less than $250,000....      4.0%               4.17%            3.20%
$250,000 but less than $500,000....     2.95%               3.04%            2.25%
$500,000 but less than
  $1,000,000.......................     2.20%               2.25%            1.70%
$1,000,000 or more.................      None**              None**      See Below**
---------------------------------------------------------------------------------------

  *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above (see the SAI).

 ** A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately
 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.

PURCHASES SUBJECT TO A CDSC (but not an initial sales charge). In the following five circumstances, Class A shares of the Fund are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

 (i) on investments of $1 million or more in Class A shares;

 (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the Funds in the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

(iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and
      (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

(iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASE THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; AND

(v) on investments in Class A shares by certain retirement plans subject to ERISA if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plan's records are maintained on a pooled basis by the Shareholder Servicing Agent; and (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:

          COMMISSION PAID
         BY MFD TO DEALERS                  CUMULATIVE PURCHASE AMOUNT
         -----------------                  --------------------------
1.00%...............................  On the first $2,000,000, plus
0.80%...............................  Over $2,000,000 to $3,000,000, plus
0.50%...............................  Over $3,000,000 to $50,000,000, plus
0.25%...............................  Over $50,000,000


For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

(i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

(ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;


provided, however, that the CDSC will not be waived (i.e., it will be imposed)
(a) with respect to plans which establish an account with the Shareholder Servicing Agent on or after November 1, 1997, in the event that the Plan makes a complete redemption of all of its shares in the MFS Funds, or (b) with respect to plans which established an account with the Shareholder Servicing Agent prior to November 1, 1997, in the event that there is a change in law or regulation which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


CLASS B SHARES: Class B shares of the Fund are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

          YEAR OF                  CONTINGENT
        REDEMPTION               DEFERRED SALES
      AFTER PURCHASE                 CHARGE
      --------------             --------------
First......................            4%
Second.....................            4%
Third......................            3%
Fourth.....................            3%
Fifth......................            2%
Sixth......................            1%
Seventh and following......            0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.


WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.



CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Class C Distribution Plan by the Fund to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

GENERAL: The following information applies to purchases of each class of the Fund's shares.

MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.

SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the Fund considers the underlying redemption request conditioned upon the acceptance of the underlying purchase request. Therefore, in the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.



The MFS Family of Funds is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The MFS Family of Funds defines a "market timer" as an individual or organization acting on behalf of one or more individuals, if (i) the individual or organization makes six or more exchange requests among the MFS Family of Funds or three or more exchange requests out of any of the MFS high yield bond funds or MFS municipal bond funds per calendar year and (ii) any one of such exchange requests represents shares equal in value to $1 million or more. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.



As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including (i) delaying for up to seven days the purchase side of an exchange request by market timers, (ii) rejecting or otherwise restricting purchase or exchange requests by market timers; and (iii) permitting exchanges by market timers only into certain MFS Funds.


DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A and Class B shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in a Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.
                            ------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth in this paragraph above.

GENERAL: A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (the "Exchange"), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the

Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared. See "Tax Status" below.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their

Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be responsible for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.

CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B or Class C shares ("Direct Purchases") will be subject to a CDSC for a period of (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C shares and Class B shares of any MFS Fund purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of any MFS Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of each class of the Fund's shares.

SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

REINSTATEMENT PRIVILEGE. Shareholders of each Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash. Any distribution in-kind of portfolio securities may include foreign securities, including securities of issuers in emerging markets. Such securities may be subject to risks not typically associated with the risks of U.S. securities. See "Risk Factors -- Foreign Securities" and " -- Emerging Markets."

INVOLUNTARY REDEMPTIONS / SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See
"Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares of the Fund pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are common to each class of Shares, as described below.

SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of Shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

CLASS A SHARES. Class A shares of the Fund are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.25% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). Distribution fee payments under the Distribution Plan may be used by MFD to pay securities dealers a distribution fee in an amount equal on an annual basis to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares (other than Class A shares that have converted from Class B shares) owned by investors for whom that securities dealer is the holder or dealer of record. See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan does not exceed 0.50% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

CLASS B SHARES. Class B shares of the Fund are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefore, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

CLASS C SHARES. Class C shares of the Fund are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's distribution/service fee for its current fiscal year is equal to 0.50%, 1.00% and 1.00% per annum of the average daily net assets attributable to the Fund's Class A shares, Class B shares and Class C shares, respectively.

DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income as dividends on an annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. If the Fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distributions may constitute a return of capital. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay entity level federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.



Shareholders of the Fund normally will have to pay federal income taxes (and any state or local taxes) on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. The Fund expects that none of its distributions will be eligible for the dividends received deduction for corporations.



Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain (as well as the rate category or categories under which such gain is taxable), the portion, if any, representing a return of capital (which is generally free of current taxes but which results in a basis reduction) and the amount, if any, of federal income tax withheld. In certain circumstances, the Fund may also elect to "pass through" to shareholders foreign income taxes paid by the Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund; shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includible in their gross income for federal income tax purposes.



Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.



The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C shares of Beneficial Interest (without par value). Each Fund also has a class of shares which it offers exclusively to certain institutional investors entitled Class I Shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Trust's Declaration of Trust provides that a Trustee may be removed from office in certain instances. See "Description of Shares, Voting Rights and Liabilities" in the SAI.

Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION

From time to time, the Fund may provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as Lipper Analytical Services, Inc., and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per share allocated to each class of the Fund over a 30-day period stated as a percent of the maximum public offering price of that class on the last day of that period. Yield calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate for each class is calculated by (i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and
(iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. Current distribution rate calculations for Class B and Class C shares assumes no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and may be calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to sales charge or the deduction of the CDSC, and which will therefore be higher.



The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class. See the SAI for further information on the calculation of total rate of return for share classes with different class inception dates.



All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only annualized net portfolio income as of a stated period of time and current distribution rate reflects only the annualized rate of distributions paid by the Fund over a stated period of time while total rate of return reflects all components of investment return. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its total rate of return, yield and current distribution rate see the SAI. For further information about the Fund's performance for the fiscal year ended May 31, 1998, please see the Fund's annual report. A copy of the Funds' Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time make a list of all or a portion of its holdings available to investors upon request.


EXPENSES

The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Trust's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series of the Trust are allocated among the series in a manner believed by management of the Trust to be fair and equitable.


PROVISION OF ANNUAL AND SEMIANNUAL REPORTS


To avoid sending duplicate copies of materials to households, only one copy of each Fund annual and semiannual report may be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may call the Shareholder Servicing Agent at 1-800-225-2606 to request that copies of such reports be sent personally to that shareholder.


9.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive information regarding the tax status of reportable dividends and distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts described below) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

     -- Dividends and capital gain distributions reinvested in additional shares; this option will be assigned if no other option is specified.

     -- Dividends in cash; capital gain distributions reinvested in additional shares.

     -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund:

     LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

     RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

     DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and not subject to any CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and not subject to any CDSC) in shares of the same class of another MFS Fund, if shares of such MFS Fund are available for sale.

     SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send to him (or any one he designates) regular periodic payments, as designated on the account application, and based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS
     AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

     AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining an investment program concurrently with a withdrawal program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for share redemption (if applicable) in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.
                            ------------------------


The Fund's SAI, dated October 1, 1998, as amended or supplemented from time to time, contains more detailed information about the Fund, including information related to (i) the Fund's investment policies and restrictions, including the purchase and sale of Options, Options on Stock Indices, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies; (ii) the Trustees, officers and Investment Adviser; (iii) portfolio trading; (iv) the shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; (vi) the Distribution Plan; and (vii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                   APPENDIX A

                            WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). Some of the following information will not apply to certain funds in the MFS Family of Funds depending on which classes of shares are offered. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institution having a selling agreement or other similar agreement with MFS Fund Distributors, Inc. ("MFD").


I.   WAIVERS OF ALL APPLICABLE SALES CHARGES

    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B shares and Class C shares, as applicable, are waived:

    1.  DIVIDEND REINVESTMENT

       - Shares acquired through dividend or capital gain reinvestment; and

       - Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS Fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

    2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

       - Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. SHARES ACQUIRED BY:

       - Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of America ("Sun Life") or any of their subsidiary companies;


       - Trustees and retired trustees of any investment company for which MFD serves as distributor;


       - Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

       - Employees or registered representatives of dealers;

       - Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

       - Institutional Clients of MFS or MFS Institutional Advisors, Inc.
         ("MFSI")

    4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

       - Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

       INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

       - Death or disability of the IRA owner.

       SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

       - Death, disability or retirement of 401(a) or ESP Plan participant;
       - Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);
       - Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);
       - Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);
       - Tax-free return of excess 401(a) or ESP Plan contributions;
       - To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and
       - Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

       SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

       - Death or disability of SRO Plan participant.

   6.  CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

       - To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

       - From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

    7.  LOAN REPAYMENTS

       - Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

II.   WAIVERS OF CLASS A SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemption of Class A shares are waived:

    1.  WRAP ACCOUNT INVESTMENTS AND FUND "SUPERMARKET" INVESTMENTS

       - Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "Supermarket" account or a similar program under which such clients pay a fee to such dealer.

    2.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

       - Shares acquired by insurance company separate accounts.

    3.  RETIREMENT PLANS

       ADMINISTRATIVE SERVICES ARRANGEMENTS

       - Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

       REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

       - Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

       SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
       CIRCUMSTANCES:

       IRA'S

       - Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and
       - Tax-free returns of excess IRA contributions.

       401(a) PLANS

       - Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and
       - Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

       ESP PLANS AND SRO PLANS

       - Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

    4.  PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)

       - Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.


    5.  BANK TRUST DEPARTMENTS AND LAW FIRMS



       - Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFS and are acquiring such shares for the benefit of their trust account clients.



    6.  INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES



       - The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.


III.  WAIVERS OF CLASS B AND CLASS C SALES CHARGES

     In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B shares and Class C shares is waived:

    1.  SYSTEMATIC WITHDRAWAL PLAN

       - Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

    2.  DEATH OF OWNER

       - Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

    3.  DISABILITY OF OWNER

       - Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).

    4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

       IRA'S, 401(a) PLANS, ESP PLANS AND SRO PLANS

       - Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules.

       SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

       - Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

       - Death or disability of a SAR-SEP Plan participant.

                                   APPENDIX B

                          DESCRIPTION OF BOND RATINGS

                        MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

        1. An application for rating was not received or accepted.

        2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

        3. There is a lack of essential data pertaining to the issue or issuer.

        4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.


                       STANDARD & POOR'S RATINGS SERVICES



AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.



AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.



A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.



BBB: An obligation rated BBB exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.



C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



                                   FITCH IBCA



AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.



AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.



BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.



Speculative Grade



BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.



CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.



DDD, DD, D: Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50% -- 90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.



                        DUFF & PHELPS CREDIT RATING CO.



AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.



AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.



A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.



BBB+, BBB, BBB-: Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.



BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.



B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.



CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.



DD: Defaulted debt-obligations. Issuer failed to meet scheduled principal and/or interest payments.



DP: Preferred stock with dividend arrearages.



                        DUFF & PHELPS SHORT-TERM RATINGS


D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operation factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5: Issuer failed to meet scheduled principal and/or interest payments.

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116
(617)954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617)954-5000

Custodian and Dividend
Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center
500 Boylston Street
Boston, MA 02116
Toll-free:(800)225-2606

Mailing Address
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116




                    MGI-1-10/98/77M  876/287/387/887

[MFS INVESTMENT MANAGEMENT LOGO]




                                                             STATEMENT OF
  MFS(R)INTERNATIONAL GROWTH                                 ADDITIONAL INFORMATION
    AND INCOME FUND


                                                             October 1, 1998
  (Members of the MFS Family of Funds(R))


--------------------------------------------------------------------------------


                                                                      Page
                                                                      ----
   1.   Definitions.................................................     2
   2.   Investment Policies and Restrictions........................     2
   3.   Management of the Fund......................................    15
        Trustees....................................................    15
        Officers....................................................    15
        Trustee Compensation Table..................................    16
        Investment Adviser..........................................    17
        Administrator...............................................    17
        Custodian...................................................    17
        Shareholder Servicing Agent.................................    17
        Distributor.................................................    18
   4.   Portfolio Transactions and Brokerage Commissions............    19
   5.   Shareholder Services........................................    20
        Investment and Withdrawal Programs..........................    20
        Exchange Privilege..........................................    22
        Tax-Deferred Retirement Plans...............................    23
   6.   Tax Status..................................................    23
   7.   Distribution Plan...........................................    25
   8.   Determination of Net Asset Value and Performance............    26
   9.   Description of Shares, Voting Rights and Liabilities........    29
  10.   Independent Auditors and Financial Statements...............    29
        Appendix A -- Performance Information.......................   A-1


MFS(R) INTERNATIONAL GROWTH AND INCOME FUND
A series of MFS Series Trust X
500 Boylston Street, Boston, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated October 1, 1998. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1. DEFINITIONS


"Fund"                     --   MFS International Growth
                                and Income Fund, a
                                diversified series of the
                                Trust. The Fund was known
                                as MFS/Foreign & Colonial
                                International Growth and
                                Income Fund prior to
                                September 8, 1997
"MFS" or the "Adviser"     --   Massachusetts Financial
                                Services Company, a
                                Delaware corporation.
"MFD"                      --   MFS Fund Distributors,
                                Inc., a Delaware
                                corporation.
"Prospectus"               --   The Prospectus of the Fund,
                                dated October 1, 1998, as
                                amended or supplemented
                                from time to time.
"Trust"                    --   MFS Series Trust X, a
                                Massachusetts business
                                trust. The Trust has
                                changed its name several
                                times during the past five
                                years. The Trust was
                                previously known as MFS
                                Government Mortgage Fund
                                (prior to June 2, 1995),
                                MFS Government Income Plus
                                Fund (prior to March 1,
                                1993), MFS Government
                                Income Plus Trust (prior to
                                August 3, 1992) and MFS
                                Government Securities Trust
                                (after December 7, 1990).


2. INVESTMENT POLICIES AND
    RESTRICTIONS

INVESTMENT POLICIES: The investment policies of the Fund are described in the Prospectus and below. The following discussion of the Fund's investment policies and restrictions supplements and should be read in conjunction with the information set forth in the "Investment Objective and Policies" section of the Prospectus.

FOREIGN SECURITIES: The Fund may invest up to 100% of its assets in foreign securities as discussed in the Prospectus. Investments in foreign issues involve considerations and possible risks not typically associated with investments in securities issued by domestic companies or with debt securities issued by foreign governments. There may be less publicly available information about a foreign company than about a domestic company, and many foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S. There is also less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the U.S.

EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Such investments entail significant risks as described in the Prospectus under the caption "Risk Factors" and as more fully described below.

     COMPANY DEBT -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

     SOVEREIGN DEBT -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.

There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

     LIQUIDITY; TRADING VOLUME; REGULATORY OVERSIGHT -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Trust may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

     DEFAULT; LEGAL RECOURSE -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

     INFLATION -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.


     WITHHOLDING -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.


     FOREIGN CURRENCIES -- The Fund may invest up to 100% of its assets in securities denominated in foreign currencies. Accordingly, changes in the value of these currencies against the U.S. dollar may result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies. The Fund may attempt to minimize the impact of these changes to the U.S. dollar value of the Fund's portfolio by engaging in certain hedging practices, such as entering into Futures Contracts and Options on Foreign Securities as described below.

Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.


REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange (the "Exchange"), members of the Federal Reserve System, recognized domestic or foreign securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds have values which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase.



The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.


DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency. The Fund may also invest in Global Depositary Receipts ("GDRs") and other types of depositary receipts. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company.

LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct claims against an issuer of emerging market debt instruments (a "borrower"). In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Certain of the loans acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments.

The Fund's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. Direct indebtedness of developing countries involves the risk that the governmental entities responsible for the repayment of the note may be unable, or unwilling, to pay interest and repay principal where due. In selecting the loans and other direct investments which the Fund will purchase, the Adviser will rely upon its (and not that of the original lending institution's) own credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to the Fund.

WHEN-ISSUED OR FORWARD DELIVERY SECURITIES: When the Fund commits to purchase a security on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such basis may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.


LENDING OF SECURITIES: The Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser. Such loans would be required to be secured continuously by collateral in cash, irrevocable letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of cash collateral less a fee paid to the borrower, if the collateral is in the form of cash. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.



WARRANTS: The Fund will not invest more than 10% of its net assets, taken at market value, in warrants not acquired in a unit transaction. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. Warrants may be more volatile investments than the under-lying securities and may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.


OPTIONS ON SECURITIES: The Fund may write (sell) covered call and put options on securities ("Options") and purchase call and put Options. An Option provides the purchaser, or "holder", with the right, but not the obligation, to purchase, in the case of a "call" Option, or sell, in the case of a "put" Option, the security or securities in connection with which the Option was written, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the Option, known as the "premium." The maximum amount of risk the purchaser of the Option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer", however, is potentially unlimited, unless the Option is "covered." A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. A put option written by the Fund is "covered" if the Fund segregates liquid assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is
(a) equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.


The Fund may write Options for the purpose of increasing its return and for hedging purposes. In particular, if the Fund writes an Option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the Option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the Option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the Option moves adversely to the Fund's position, the Option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

The Fund may write Options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call Option against that security. The exercise price of the call Option the Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call Option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the Option is written.

The writing of covered put Options is similar in terms of risk/return characteristics to buy-and-write transactions. Put Options may be used by the Fund in the same market environments in which call Options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call Options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the Options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two Options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the Options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call Option on a portfolio security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the Option. By writing a put Option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of Options will not be undertaken by the Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where Options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may also purchase put and call Options. Put Options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put Options will permit the Fund to sell the securities underlying such Options at the exercise price, or to close out the Options at a profit. The Fund will purchase call Options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call Option will permit the Fund to purchase the securities underlying such Option at the exercise price or to close out the Option at a profit. The premium paid for a call or put Option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the Option, and, unless the price of the underlying security rises or declines sufficiently, the Option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an Option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the Option and related transaction costs.

The staff of the SEC has taken the position that purchased over-the-counter Options and assets used to cover written over-the-counter Options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of the Fund's assets. Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter Options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter Options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an Option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the Option, plus the amount, if any, of the Option's intrinsic value (i.e., the amount that the Option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the Option if the Option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the 15% test imposed by the SEC staff. The Fund may also write over-the-counter Options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these Options as illiquid for purposes of such 15% test.


OPTIONS ON STOCK INDICES: As noted in the Prospectus, the Fund may write (sell) covered call and put options and purchase call and put options on stock indices ("Options on Stock Indices"). The Fund may cover call Options on Stock Indices by owning securities whose price changes, in the opinion of the Adviser are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. The Fund may cover put options on stock indices by segregating liquid assets, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.


The Fund will receive a premium from writing a put or call option on a stock index, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indices of securities as such instruments become available for trading ("Futures Contracts"). This investment technique is designed to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of long-term bonds or other securities which the Fund intends to purchase at a later date. Futures Contracts may also be entered into for non-hedging purposes to the extent permitted by applicable law. A "sale" of a Futures Contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

While Futures Contracts provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. The Fund will incur brokerage fees when it purchases and sells Futures Contracts. At the time such a purchase or sale is made, the Fund must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The Futures Contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day the Fund may provide or receive cash that reflects the decline or increase in the value of the contract.

One purpose of the purchase or sale of a Futures Contract, for hedging purposes in the case of a portfolio holding long-term debt securities, is to protect the Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's Futures Contracts should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities. Transactions entered into for non-hedging purposes have greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could buy long-term bonds on the cash market. Purchases of Futures Contracts would be particularly appropriate when the cash flow from the sale of new shares of the Fund could have the effect of diluting dividend earnings. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts, thereby assuring that the transactions are unleveraged.

Futures Contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

A Futures Contract on an index of securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. The index underlying a Futures Contract is a broad based index of fixed-income securities designed to reflect movements in the relevant market as a whole.

OPTIONS ON FUTURES CONTRACTS: The Fund may write and purchase Options to buy or sell Futures Contracts ("Options on Futures Contracts") for hedging purposes. The Fund may also enter into transactions in Options on Futures Contracts for non-hedging purposes to the extent permitted by applicable law. The purchase of a call Option on a Futures Contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the Futures Contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the Futures Contract or underlying securities. As with the purchase of Futures Contracts, when the Fund is not fully invested it may purchase a call Option on a Futures Contract to hedge against a market advance due to declining interest rates.

The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the security underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the security underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the Fund may, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, the Fund may purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. As in the case of Options, the writing of Options on Futures Contracts may require the Fund to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of Options on Futures Contracts may require the Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs.

The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option purchased.

A Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.


The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such contract, will close out its futures position. An Option on a Futures Contract is traded on the same contract market as the underlying Futures Contact, subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. Options on Futures Contracts, as noted in the Prospectus, are also traded on foreign exchanges.


FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund may also enter into Forward Contracts for "cross-hedging" as noted in the Prospectus. The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of fixed income securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.



The Fund has established procedures which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will segregate liquid assets in an amount equal to the value of its commitments under Forward Contracts. While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above may be restricted.


OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency did decline, the Fund would have the right to sell such currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options, which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write Options on Foreign Currencies for hedging purposes in a manner similar to the way Forward Contracts will be utilized. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it may, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurred, the option would most likely not be exercised, and the diminution in value of portfolio securities would be offset by the amount of the premium received less related transaction costs.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, less transaction costs, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of Options on Foreign Currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


All call and put options written on foreign currencies will be covered. A call option written on foreign currencies by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. A put option written by the Fund is "covered" if the Fund segregates liquid assets, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or
(b) is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Call and put options on foreign currencies may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded and applicable rules and regulations.


ADDITIONAL RISKS OF INVESTING IN OPTIONS ON SECURITIES, OPTIONS ON STOCK INDICES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES: Unlike transactions entered into by the Fund in Futures Contracts, Options on Foreign Currencies and Forward Contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities and on stock indices may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of the Fund's portfolio. If the values of fixed income portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, Futures Contracts or Forward Contracts traded, the Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an Option, Futures Contract or Forward Contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and Options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the fixed income portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. Where the Fund enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

The correlation between prices of securities and prices of Options, Futures Contracts or Forward Contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the Option, Futures Contract and Forward Contract markets. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the Option, Futures Contract or Forward Contract approaches.


The trading of Options, Futures Contracts and Forward Contracts also entails the risk that, if the Adviser's judgment as to the general direction of exchange rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract.


It should be noted that the Fund may purchase and write Options, Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes to the extent permitted by applicable law for the purpose of increasing its return. As a result, the Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

     POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a position in an exchange-traded Option, Futures Contract, Option on a Futures Contract or Option on a Foreign Currency can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Fund's ability effectively to hedge its portfolio.

The liquidity of a secondary market in an Option or Futures Contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which Options and Futures Contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded Options and Futures Contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     OPTIONS ON FUTURES CONTRACTS -- In order to profit from the purchase of an Option on a Futures Contract, it may be necessary to exercise the option and liquidate the underlying Futures Contract, subject to all of the risks of futures trading. The writer of an Option on a Futures Contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: The available information on which the Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the U.S., events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Fund to respond in a timely manner.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.

As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or CFTC has jurisdiction over the trading in the U.S. of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for the Fund to enter into the trading strategies identified herein or to liquidate existing positions.


As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. The Fund may also be required to receive delivery of the foreign currencies underlying Options on Foreign Currencies or Forward Contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a Forward Contract it has entered into. In addition, the Fund may elect to take delivery of such currencies. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.



RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.


INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their value may decline substantially if the issuer's creditworthiness deteriorates.

SWAPS AND RELATED TRANSACTIONS: The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.


The Fund will segregate liquid assets to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will segregate liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.



The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

                      ------------------------------------

The policies stated above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective.

INVESTMENT RESTRICTIONS: The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or the Fund or class, as applicable, or
(ii) 67% or more of the outstanding shares of the Trust or the Fund or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or the Fund or class, as applicable, are represented in person or by proxy). Except for investment policy(1) and nonfundamental investment policy(1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The Fund may not:

    (1) borrow amounts in excess of 33 1/3% of its assets including amounts borrowed;

    (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;

    (4) issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any type of swap agreement, Forward Contracts, Futures Contracts, any other type of futures contract, and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

    (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan; or

    (6) purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

In addition, the Fund has the following nonfundamental policies which may be changed without shareholder approval. The Fund will not:


    (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegate), will not be subject to this 15% limitation;


    (2) invest more than 10% of the value of the Fund's net assets, valued at the lower of cost or market, in warrants. Included within such amount may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

    (3) invest for the purpose of exercising control or management;

    (4) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;


    (5) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is an officer or a director of the investment adviser of the Fund, if one or more of such persons also owns beneficially more than 0.5% of the securities of such issuer, and such persons owning more than 0.5% of such securities together own beneficially more than 5% of such securities;


    (6) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Fund may make margin deposits in connection with any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any type of swap agreement, any type of futures contract (including Futures Contracts) and Forward Contracts;

    (7) sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

    (8) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;

    (9) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option, (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any type of swap agreement, any type of futures contract (including Futures Contracts), Forward Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

    (10) borrow, except as a temporary measure for extraordinary or emergency purposes;

    (11) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities, (ii) put or call options or combinations thereof with respect to securities or indexes of securities or
  (iii) Options on Foreign Currencies, any type of swap agreement or any type of futures contract (including Futures Contracts) or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies; or

    (12) Invest 25% or more of the market value of its total assets in securities of issuers in any one industry.

3. MANAGEMENT OF THE FUND

The Trust's Board of Trustees provides broad supervision over the affairs of each Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES


RICHARD B. BAILEY* (born 9/14/26)

Private investor; Massachusetts Financial Services Company, former Chairman and
  Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

PETER G. HARWOOD (born 4/3/26)
Private Investor
Address: 211 Lindsay Pond Road, Concord, Massachusetts

J. ATWOOD IVES (born 5/1/36)

Eastern Enterprises (diversified services company), Chairman, Trustee and Chief
  Executive Officer

Address: 9 Riverside Road, Weston, Massachusetts

LAWRENCE T. PERERA (born 6/23/35)
Hemenway & Barnes (attorneys), Partner
Address: 60 State Street, Boston, Massachusetts

WILLIAM J. POORVU (born 4/10/35)
Harvard University Graduate School of Business Administration, Adjunct
  Professor; CBL & Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund (a registered investment company), Vice Chairman (since November 1993), Chairman and Trustee (prior to November 1993)
Address: Harvard Business School, Soldiers Field Road, Cambridge, Massachusetts

CHARLES W. SCHMIDT (born 3/18/28)

Private Investor; International Technology Corporation, Director; Mohawk Paper
  Company, Director

Address: 30 Colpitts Road, Weston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES* (born 6/2/55)

Massachusetts Financial Services Company, Chairman and Chief Executive Officer


ELAINE R. SMITH (born 4/25/46)

Independent Consultant

Address: Weston, Massachusetts

DAVID B. STONE (born 9/2/27)
North American Management Corp. (investment adviser), Chairman and Director;
  Eastern Enterprises, Trustee
Address: Ten Post Office Square, Suite 300, Boston, Massachusetts

OFFICERS

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

JAMES O. YOST,* Assistant Treasurer; (born 6/12/60)
Massachusetts Financial Services Company, Vice President


ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)

Massachusetts Financial Services Company, Vice President (since September 1996);
  Deloitte & Touche LLP, Senior Manager (until September 1996)

MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994)

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel
---------------

* "Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.


Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life").



The Fund pays the compensation of the non-interested Trustees and Mr. Bailey (who currently receive a fee per Fund of $6,596 per year plus $25 per meeting and $20 per committee meeting attended, together with such Trustee's out-of-pocket expenses), and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 73 and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 73 and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Scott and Shames. The Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.

Set forth below is certain information concerning the cash compensation estimated to be paid by the Fund to the Trustees, and benefits accrued and estimated benefits pay-able, under the retirement plan.

                           TRUSTEE COMPENSATION TABLE


                                                                 RETIREMENT BENEFIT     ESTIMATED
                                                  TRUSTEE FEES       ACCRUED AS         CREDITED      TOTAL TRUSTEE FEES
                                                    FROM THE        PART OF FUND          YEARS         FROM FUND AND
                    TRUSTEE                         FUND(1)          EXPENSE(1)       OF SERVICE(2)    FUND COMPLEX(3)
------------------------------------------------  ------------   ------------------   -------------   ------------------
Richard B. Bailey...............................      $615              $ 0                  4             $283,647
Peter G. Harwood................................       700                0                  3              121,105
J. Atwood Ives..................................       590              185                 13              108,720
Lawrence T. Perera..............................       635              208                 12              127,055
William J. Poorvu...............................       700              204                 12              121,105
Charles W. Schmidt..............................       675              205                  5              121,105
Arnold D. Scott.................................       N/A              N/A                N/A                  N/A
Jeffrey L. Shames...............................       N/A              N/A                N/A                  N/A
Elaine R. Smith.................................       695              218                 23              132,035
David B. Stone..................................       740              214                  5              127,055


ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)


                      YEARS OF SERVICE
  AVERAGE      -------------------------------
  TRUSTEE                             10 OR
    FEES        3      5      7        MORE
  -------      ----   ----   ----   ----------
    $531       $ 80   $133   $186      $265
     588         88    147    206       294
     644         97    161    225       322
     701        105    175    245       350
     757        114    189    265       379
     814        122    203    285       407


---------------


(1) For the fiscal year ending May 31, 1998.


(2) Based upon normal retirement age (73). See the table below for the estimated annual benefits payable upon retirement by the Fund to a Trustee based on his or her estimated credited years of service.


(3) Information provided is for calendar year 1997. All Trustees receiving compensation served as Trustees of 27 funds within the MFS fund complex (having aggregate net assets at December 31, 1997 of approximately $28.9 billion) except Mr. Bailey, who served as Trustee of 69 funds within the MFS fund complex (having aggregate net assets at December 31, 1997, of approximately $47.8 billion).


(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


As of August 31, 1998, the Trustees and officers as a group owned less than 1% of the Fund's shares outstanding on that date.



As of August 31, 1998, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, East, 3rd Floor, Jacksonville, Florida 32246-6484 was the record owner of approximately 8.56% and 6.43%, respectively, of the outstanding Class B and Class C shares of the Fund. As of August 31, 1998, MFS Defined Contribution Plan, c/o Mark Leary, Massachusetts Financial Services, 500 Boylston Street, Boston, MA 02116-3740, were the record owners of approximately 98.17% of Class I shares of the Fund.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless as to liability to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Trust's Declaration of Trust that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER -- MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life.



ADMINISTRATOR -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997 as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the period from March 1, 1997 through May 31, 1997 and the fiscal year ended May 31, 1998, MFS received fees under the Administrative Services Agreement of $1,100 and $4,379, respectively.


INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreements, dated as of September 1, 1995 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, in an amount equal to 0.975% of the first $500 million of the average daily net assets of the Fund and 0.925% thereafter.


For the period from commencement of investment operation, October 24, 1995, to May 31, 1996, MFS received management fees under the Advisory Agreement of $103,167 (equivalent on an annualized basis to 0.975% of the Fund's average daily net assets). For the fiscal year ended May 31, 1997, MFS received management fees under the Advisory Agreement of $277,086 (equivalent on an annualized basis to 0.975% of the Fund's average daily net assets). For the fiscal year ended May 31, 1998, MFS received management fees under the Advisory Agreement of $300,817 (equivalent on annualized basis to 0.975% of the Fund's average daily net assets) for the Fund.



The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions.



The Advisory Agreement with the Fund will remain in effect until August 1, 1999 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Policies and Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Policies and Restrictions"), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.



CUSTODIAN



State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of each Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund.


SHAREHOLDER SERVICING AGENT


MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement dated December 19, 1985, as modified, (the "Agency Agreement") with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.1125%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has con-tracted with the Shareholder Servicing Agent to administer and perform certain dividend disbursing agent functions for the Fund.


DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement with the Trust dated as of September 1, 1995.


CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).


Class A shares of the Fund may be sold at their net asset value to certain persons and in certain instances, as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 4.00% and MFD retains approximately 3/4 of 1% of the public offering price. MFD, on behalf of the Fund, pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

CLASS B SHARES AND CLASS C SHARES: MFD acts as agent in selling Class B shares, Class C shares and Class I shares of each Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement to which Class I shares are offered).

GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


During the period from the commencement of operations, October 24, 1995, to May 31, 1996, and the fiscal year ended May 31, 1997 for the Fund, MFD and dealers and certain other financial institutions received sales charges of $17,609 and $233,028 and $18,575 and $92,100, respectively (as their concession on gross sales charges of $250,637 and $110,675, respectively), for selling Class A shares. The Fund received $8,330,330 and $3,420,373, respectively, representing the aggregate net asset value of such shares. During the fiscal year ended May 31, 1998, MFD and dealers and certain other financial institutions received sales charges of $14,643 and $336,325, respectively (as their concession on gross sales charges of $350,968) for selling Class A shares. The Fund received $3,220,218, representing the aggregate net asset value of such shares.



During the fiscal year ended May 31, 1997 and 1998, the CDSC paid on Class A shares for the Fund were $11 and $59, respectively. During the period from the commencement of operations, October 24, 1995, to May 31, 1996 and the fiscal years ended May 31, 1997 and 1998, the CDSC paid on Class B shares for the Fund were $7,513, $32,134 and $53,488, respectively. During the fiscal years ended May 31, 1997 and 1998, the CDSC paid on Class C shares for the Fund were $213 and $229, respectively. (During the period from the commencement of operations, October 24, 1995 to May 31, 1996, there were no CDSC paid on Class A shares for the Fund.)



The Distribution Agreement will remain in effect until September 1, 1999 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Policies and Restrictions -- Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to the

Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

4. PORTFOLIO TRANSACTIONS AND
    BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Board of Trustees.


The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by an Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.


Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Under an Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $54,160 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

The management fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser, any subsidiary of the Adviser. Investment decisions for a Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, a Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


For the fiscal year ended May 31, 1996, 1997 and 1998, the Fund paid brokerage commissions of $19,927, $32,101 and $693,400, respectively on total transactions of $387,430,280, $14,083,274 and $921,374,231, respectively.



During the fiscal year ended May 31, 1998, the Fund did not acquire or own securities issued by broker-dealers of this Fund.


5. SHAREHOLDER SERVICES


INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with all classes of shares of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares with a current offering price value of $75,000 and purchases an additional $25,000 of Class A shares of a Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Reinvested Shares"; (ii) to the extent necessary, any "Free Amount"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined under "Information Concerning Shares of the Funds -- Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of a Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares generally having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by a Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that a Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such MFS Fund is available for sale. Under the Automatic Exchange Plan, transfers of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e. an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS Fundamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the ac-count. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A Shares of MFS Cash Reserve Fund for shares acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).


TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:



     Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);



     Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);


     Simplified Employee Pension (SEP-IRA) Plans;

     Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended;

     403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

     Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

6. TAX STATUS

The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a

"regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to the Fund's shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November or December of any calendar year that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.



Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.



In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).



The Fund's current dividend and accounting policies will affect the amount, timing and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.



The Fund's transactions in options, Futures Contracts, Forward Contracts, and swaps and related transactions will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.



Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.


Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro-rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would be able (subject to such limitations) to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.



Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons also may be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.



As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise tax.


7. DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for each of the Class A, Class B and Class C shares of the Fund (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to the Fund and each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent a Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.


DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL PERIOD: During the fiscal year ended May 31, 1998, the Fund paid the following Distribution Plan expenses:



                                        AMOUNT OF       AMOUNT OF
                        AMOUNT OF     DISTRIBUTION    DISTRIBUTION
                       DISTRIBUTION    AND SERVICE     AND SERVICE
                       AND SERVICE        FEES            FEES
                        FEES PAID       RETAINED        RECEIVED
  CLASSES OF SHARES      BY FUND         BY MFD        BY DEALERS
---------------------  ------------   -------------   -------------
Class A Shares           $ 67,779        $5,886         $ 61,893
Class B Shares           $169,076        $3,829         $165,247
Class C Shares           $  3,880        $   51         $  3,829



GENERAL: The Distribution Plan will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties to such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by a vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


8. DETERMINATION OF NET ASSET VALUE AND PERFORMANCE


NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.)


This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD or its agent, the Shareholder Servicing Agent, prior to the close of that business day.

PERFORMANCE INFORMATION

TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge applicable to Class A shares (4.75% maximum) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC. The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the Performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.



As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of each Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).



Total rate of return quotations for each class are presented in Appendix A attached hereto.



These yield or total rate of return quotations provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in each of the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total rates of return should be considered when comparing the yield and total rate of return of the Fund to yields and total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. The current net asset value of shares and account balance information may be obtained by calling 1-800-MFS-TALK (637-8355).


YIELD: Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class over a 30-day period. The yield is calculated by dividing the net investment income per share allocated to a particular class of the Fund earned during the period by the maximum offering price per share of such class on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest earned by the Fund allocated to the class during the period, minus accrued expenses of such class for the period, by (ii) the average number of shares of such class entitled to receive dividends during the period multiplied by the maximum offering price per share of such class on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 4.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.


The yield quotations for the Fund for each class are presented in Appendix A attached hereto.



CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the International Growth and Income Fund shareholders. Amounts paid or expected to be paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by (i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and
(iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and may be calculated over a different period of time. The Fund's current distribution rate calculation for Class B and Class C shares assumes no CDSC is paid.



The current distribution rate calculation for each Class of shares of the Fund are presented in Appendix A attached hereto.


GENERAL: From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the

Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. Each Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

From time to time, the Fund and MFD may discuss or quote a Fund's current portfolio manager(s) as well as other investment personnel, including such persons' views on: various foreign and emerging market economies; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; the assessment and evaluation of credit, interest rate, market and economic risks; and similar and related matters. In addition, from time to time the Fund and MFD may discuss the Fund's current or anticipated allocations of the Fund's securities by country or region. Any such allocations are subject to change.


The Fund may also use charts, graphs or other presentation formats to illustrate the historical correlation of its performance to fund categories established by Morningstar (or other nationally recognized statistical ratings organizations) and to other MFS Funds.


From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(sm) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); and issues regarding financial and health care management for elderly.


From time to time, the Fund may also advertise annual returns showing the cumulative value of an initial investment in the Fund in various amounts over specified periods with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.


MFS FIRSTS: MFS has a long history of innovations.

 -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

 -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

 -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

 -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 (the "Truth in
     Securities Act" or the "Full Disclosure
     Act").

 -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

 -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

 --  1979 -- Spectrum becomes the first
     combination fixed/variable annuity with no initial sales charge.

 -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

 -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

 -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

 -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

 -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

 -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

 -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.



 -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.


 -- 1993 -- MFS(R) Union Standard(R) Equity Fund, the first fund to invest solely in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


9. DESCRIPTION OF SHARES, VOTING
    RIGHTS AND LIABILITIES


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and six other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of each of the seven series of the Trust (Class A, Class B, Class C and Class I shares) with the exception of one of the Trust's series which has Class A, B and I Shares only. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions"). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10. INDEPENDENT AUDITORS AND
     FINANCIAL STATEMENTS

Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolios of Investments and the Statements of Assets and Liabilities at May 31, 1998, the Statements of Operations for the fiscal year ended May 31, 1998, the Statements of Changes in Net Assets for the fiscal years ended May 31, 1997 and May 31, 1998, the Notes to Financial Statements and the Report of Independent Auditors, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                      APPENDIX A

                            PERFORMANCE INFORMATION


The performance quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.



All performance quotations are as of May 31, 1998.



                                                           AVERAGE ANNUAL TOTAL RETURNS                   CURRENT
                                                           -----------------------------      30-DAY    DISTRIBUTION
                                                           1 YEAR        LIFE OF FUND(3)      YIELD         RATE
                                                           ------        ---------------      ------    ------------
Class A shares with sales charge.........................  15.98%             9.73%            0.25%        3.56%
Class A shares without sales charge......................  21.77%            11.80%             N/A          N/A
Class B shares with CDSC.................................  17.26%            10.28%             N/A          N/A
Class B shares without CDSC..............................  21.26%            11.25%            0.75%        3.38%
Class C shares with CDSC.................................  20.15%            11.49%(1)          N/A          N/A
Class C shares without CDSC..............................  21.15%            11.49%(1)         0.86%        3.62%
Class I shares...........................................  22.08%            12.10%(2)         0.26%        4.22%



(1) Class C share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class C shares on July 1, 1996 for the Fund. Sales charges, expenses and expense ratios, and therefore performance, for Class B and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a lower CDSC (unless the performance quotation does not give effect to the CDSC) than Class B shares. Class C share performance has not, however, been adjusted to reflect differences in operating expenses, which generally are not significantly different from Class B shares.



(2) Class I share performance includes the performance of the Fund's Class A shares for the periods prior to the commencement of offering of Class I shares on January 2, 1997. Sales charges, expenses and expense ratios, and therefore performance for Class I and A shares differ. Class I share performance has been adjusted to reflect that Class I shares are not subject to an initial sales charge, whereas Class A shares generally are subject to an initial sales charge. Class I share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class I shares.


(3) Start of investment operations was October 24, 1995.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606
Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street, Boston, MA 02116

MFS(R) INTERNATIONAL GROWTH AND INCOME FUND

500 BOYLSTON STREET
BOSTON, MA 02116

[MFS LOGO]

                                                  MGI-13-9/98/.5M 87/287/387/887

               MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND


    Supplement to the October 1, 1998 Prospectus and Statement of Additional
                                   Information



     The following information should be read in conjunction with the Fund's Prospectus and Statement of Additional Information ("SAI"), dated October 1, 1998, and contains a description of Class I shares.


     Class I shares are available for purchase only by certain investors as described under the caption "Eligible Purchasers" below.

EXPENSE SUMMARY


                                                                  CLASS I SHARES
                                                                  --------------
SHAREHOLDER TRANSACTION EXPENSES:
   Maximum Initial Sales Charge Imposed on Purchases of
     Fund Shares (as a percentage of offering price)............         None
   Maximum Contingent Deferred Sales Charge (as a percentage
     of original purchase price or redemption proceeds, as
     applicable)................................................         None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY
 NET ASSETS):
     Management Fees............................................        1.25%
     Rule 12b-1 Fees............................................         None
     Other Expenses(1)..........................................        0.60%
     Total Operating Expenses ..................................        1.85%


----------------

(1) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."


                               EXAMPLE OF EXPENSES

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:


                             PERIOD                       CLASS I SHARES
                             ------                       --------------

                1 year................................          $ 19
                3 years...............................            58
                5 years...............................           100
                10 years..............................           217


     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.

CONDENSED FINANCIAL INFORMATION

          The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.

                              Financial Highlights

                                                         1998         1997*
                                                        -------      ------
Per share data (for a share outstanding throughout
 each period):
Net asset value - beginning of period                   $ 19.00      $16.47
                                                        -------      ------
Income from investment operations# -
Net investment income**                                 $  0.08      $ 0.10
Net realized and unrealized gain (loss)
     on investments and foreign currency transactions     (2.65)       2.43
                                                        -------      ------
Total from investment operations                        $( 2.57)     $ 2.53
                                                        -------      ------
Less distributions declared to shareholders -
     In excess of net investment income                 $ (0.16)     $   --
     From net realized gain (loss) on investments and
          Foreign Currency Transactions                 $ (0.16)         --
                                                        -------      ------
Total distributions declared to shareholders            $ (0.32)     $   --
                                                        -------      ------
Net asset value - end of period                         $ 16.11      $19.00
                                                        -------      ------
Total return                                             (13.66)%     15.36%####
Ratios (to average net assets)/Supplemental data:**
     Expenses##                                            1.85%       2.01%###
     Net investment income                                 0.43%       1.14%###
Portfolio turnover                                          83%         47%
Net assets at end of period (000 omitted)               $  428       $ 299


--------------------------

* For the period from the inception of offering of Class I shares, January 2, 1997 to May 31, 1997.

#        Per share data is based on average shares outstanding.
##       The Fund's expenses are calculated without reduction for fees paid indirectly.
###      Annualized.
####     Not annualized.

** For the year ended May 31, 1998 and the period ended May 31, 1997, the Adviser voluntarily agreed to bear, subject to reimbursement by the Fund, expenses of each class of shares of the Fund such that expenses, exclusive of management, distribution, service fees, and certain other expenses, of the Fund's Class A, Class B, Class C and Class I shares do not exceed 0.75%, respectively, of the Fund's average daily net assets on an annualized basis. To the extent that actual expenses were over/under these limitations, the net investment income (loss) per share and the ratios would have been:



          Net investment income                           $0.09       $0.10
          Ratios (to average net assets):
               Expenses##                                  1.81%       1.99%###
               Net investment income                       0.47%       1.14%###


ELIGIBLE PURCHASERS

Class I shares of the Fund are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii) any retirement plan, endowment or foundation which (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); (b) has, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (c) invests at least $10 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time;


(iv) bank trust departments or law firms acting as trustee or manager for trust accounts which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department or law firm will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time; and



(v) certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.


In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.50% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.


                 THE DATE OF THIS SUPPLEMENT IS OCTOBER 1, 1998

                                                               [MFS(R) FOREIGN &
                                                                        COLONIAL
                                                                EMERGING MARKETS
                                                               EQUITY FUND LOGO]
                                                                 OCTOBER 1, 1998

                                                   PROSPECTUS

                        CLASS A SHARES OF BENEFICIAL INTEREST
                        CLASS B SHARES OF BENEFICIAL INTEREST
                        CLASS C SHARES OF BENEFICIAL INTEREST
-------------------------------------------------------------

MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND
500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116  (617)
954-5000


MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND (the "Fund") -- The investment objective of the Fund is capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of issuers whose principal activities are located in emerging market countries.



No assurance can be given that the Fund will achieve its investment objective. The Fund is a diversified series of MFS
Series Trust X (the "Trust"), an open-end management investment company. The minimum initial investment generally is $1,000 per account (see "Purchases").


THE FUND IS INTENDED FOR INVESTORS WHO UNDERSTAND AND ARE
WILLING TO ACCEPT THE RISKS ENTAILED IN SEEKING CAPITAL
APPRECIATION AND IN INVESTING IN FOREIGN SECURITIES.

The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116. The Emerging Markets Equity Fund also has retained as its sub-advisers Foreign & Colonial Management Ltd. and Foreign & Colonial Emerging Markets Limited (collectively, the "Sub-Adviser"), both of which are located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR
                      FUTURE REFERENCE.

This Prospectus sets forth concisely the information concerning the Fund and the Trust that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated October 1, 1998 as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. See page 45 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contracting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site (http://www.sec.gov) that contains the SAI, materials that are incorporated by reference into the Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.

TABLE OF CONTENTS


                                                              Page
1.  Expense Summary.........................................     3
2.  Condensed Financial Information.........................     4
3.  The Fund................................................     7
4.  Investment Objective and Policies.......................     7
5.  Certain Securities and Investment Techniques............     8
6.  Risk Factors............................................    17
7.  Management of the Fund..................................    22
8.  Information Concerning Shares of the Fund...............    25
       Purchases............................................    25
       Exchanges............................................    32
       Redemptions and Repurchases..........................    33
       Distribution Plan....................................    36
       Distributions........................................    39
       Tax Status...........................................    39
       Net Asset Value......................................    40
       Description of Shares, Voting Rights and
          Liabilities.......................................    40
       Performance Information..............................    41
       Expenses.............................................    42
       Provision of Annual and Semiannual Reports...........    42
9.  Shareholder Services....................................    43
   APPENDIX A -- Waivers of Sales Charges...................   A-1
   APPENDIX B -- Description of Bond Ratings................   B-1

1.   EXPENSE SUMMARY


                                        CLASS A     CLASS B    CLASS C
SHAREHOLDER TRANSACTION EXPENSES:       -------     -------    -------
     Maximum Initial Sales Charge
       Imposed on Purchases of Fund
       Shares (as a percentage of
       offering price)................     4.75%     0.00%      0.00%
     Maximum Contingent Deferred Sales
       Charge (as a percentage of
       original purchase price or
       redemption proceeds, as
       applicable).................... See Below(1)  4.00%      1.00%
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET
  ASSETS):
     Management Fees..................     1.25%     1.25%      1.25%
     Rule 12b-1 Fees(2)...............     0.50%    1.00%(4)   1.00%(4)
     Other Expenses(3)................     0.60%     0.60%      0.59%
                                           -----    ------     ------
     Total Operating Expenses.........     2.35%     2.85%      2.84%


---------------
(1)
 Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases" below).

(2)
 The Fund has adopted a Distribution Plan for its shares in accordance with Rule
    12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.50% per annum of the average daily net assets attributable to the Fund's Class A shares. Distribution expenses paid under the Plan with respect to Class A shares, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(3)
 The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(4)
 The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to the Fund's Class B and Class C shares, respectively, under the Distribution Plan (see "Distribution Plan" below). Distribution expenses paid under the Plan with respect to Class B and Class C shares, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

                              EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and, unless otherwise noted, (b) redemption at the end of each of the time periods indicated:


            PERIOD              CLASS A        CLASS B           CLASS C
            ------              --------   ---------------   ---------------
                                                       (1)               (1)
 1 year.......................    $ 70     $ 69       $ 29   $ 39       $ 29
 3 years......................     117      118         88     88         88
 5 years......................     167      170        150    150        150
10 years......................     303      305(2)     305(2)  317       317


---------------
(1)
 Assumes no redemption.

(2)
 Class B shares convert to Class A shares approximately 8 years after purchase;
    therefore, years nine and ten reflect Class A expenses.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Management of the Fund"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.   CONDENSED FINANCIAL INFORMATION
The following information has been audited since inception of the Fund and should be read in conjunction with the financial statements included in the Funds' Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS



                                            YEAR ENDED        PERIOD        YEAR ENDED        PERIOD
                                             MAY 31,          ENDED          MAY 31,          ENDED
                                        ------------------   MAY 31,    ------------------   MAY 31,
                                          1998      1997      1996*       1998      1997      1996*
                                        --------   -------   --------   --------   -------   --------
                                                   CLASS A                         CLASS B
-----------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of
  period..............................  $  18.96   $ 16.52   $  15.00   $  18.89   $ 16.47   $  15.00
                                        --------   -------   --------   --------   -------   --------
Income from investment operations# -
  Net investment income (loss)(sec)...  $  (0.02)  $ (0.07)  $   0.04   $  (0.13)  $ (0.15)  $  (0.02)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions.............     (2.64)     2.74       1.50      (2.60)     2.73       1.50
                                        --------   -------   --------   --------   -------   --------
        Total from investment
          operations..................  $  (2.66)  $  2.67   $   1.54   $  (2.73)  $  2.58   $   1.48
                                        --------   -------   --------   --------   -------   --------
Less distributions declared to
  shareholders -
  From net investment income..........  $     --   $    --   $  (0.02)  $     --   $    --   $     --
  From net realized gain on
    investments and foreign currency
    transactions......................     (0.16)    (0.23)        --      (0.16)    (0.16)        --
  In excess of net investment
    income............................     (0.08)       --         --         --        --      (0.01)
                                        --------   -------   --------   --------   -------   --------
        Total distributions declared
          to shareholders.............  $  (0.24)  $ (0.23)  $  (0.02)  $  (0.16)  $ (0.16)  $  (0.01)
                                        --------   -------   --------   --------   -------   --------
Net asset value - end of period.......  $  16.06   $ 18.96   $  16.52   $  16.00   $ 18.89   $  16.47
                                        ========   =======   ========   ========   =======   ========
Total return++........................  (14.09)%    16.43%   10.24%++   (14.49)%    15.87%    9.85%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(SEC.):
  Expenses##..........................     2.35%     2.51%     2.48%+      2.85%     3.04%     3.06%+
  Net investment income (loss)........   (0.12)%   (0.42)%     0.35%+    (0.67)%   (0.87)%   (0.19)%+
PORTFOLIO TURNOVER....................       83%       47%        22%        83%       47%        22%
NET ASSETS AT END OF PERIOD (000
  OMITTED)............................   $36,669   $37,540    $19,861    $39,978   $51,020    $20,021



  *For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.


  +Annualized.


 ++Not annualized.


  #Per share data are based on average shares outstanding.


 ##The Fund's expenses are calculated without reduction for fees paid indirectly.


  ++Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.


(sec.)For the years ended May 31, 1998 and 1997, the Adviser voluntarily agreed to bear, subject to reimbursement by the Fund, expenses of each class of shares of the Fund such that expenses, exclusive of management, distribution, service fees, and certain other expenses, of the Fund's Class A, Class B, Class C, and Class I shares do not exceed 0.75%, respectively, of the Fund's average daily net assets on an annualized basis. For the period ended May 31, 1996, the Adviser voluntarily agreed to maintain total expenses of the Fund at not more than 2.50%, 3.07%, and 3.00% of average daily net assets for Class A, Class B, and Class C shares, respectively. To the extent that actual expenses were over/under these limitations, the net investment income (loss) per share and the ratios would have been:



  Net investment income (loss)........  $  (0.02)  $ (0.06)  $   0.02   $  (0.12)  $ (0.14)  $  (0.08)
  RATIOS (TO AVERAGE NET ASSETS):
    Expenses##........................     2.31%     2.45%     2.73%+      2.81%     2.98%     3.30%+
    Net investment income (loss)......   (0.08)%   (0.37)%     0.10%+    (0.63)%   (0.82)%   (0.44)%+

                                                                YEAR       PERIOD
                                                                ENDED       ENDED
                                                               MAY 31,     MAY 31,
                                                                1998       1997**
                                                              ---------   ---------
                                                                     CLASS C
-----------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period.......................  $   18.76   $   16.77
                                                              ---------   ---------
Income from investment operations# -
  Net investment loss(sec.).................................  $   (0.12)  $   (0.08)
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions...........................      (2.58)       2.36
                                                              ---------   ---------
        Total from investment operations....................  $   (2.70)  $    2.28
                                                              ---------   ---------
Less distributions declared to shareholders -
  In excess of net investment income........................  $   (0.02)  $      --
  From net realized gain on investments and foreign currency
    transactions............................................      (0.16)      (0.16)
                                                              ---------   ---------
        Total distributions declared to shareholders........  $   (0.18)  $   (0.29)
                                                              ---------   ---------
Net asset value - end of period.............................  $   15.88   $   18.76
                                                              =========   =========
Total return................................................   (14.44)%    13.89%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(SEC.):
  Expenses##................................................      2.84%      3.00%+
  Net investment loss.......................................    (0.66)%    (0.48)%+
PORTFOLIO TURNOVER..........................................        83%         47%
NET ASSETS AT END OF PERIOD (000 OMITTED)...................  $   3,478   $   2,659



 **For the period from the inception of Class C, June 27, 1996, through May 31,
   1997.


  +Annualized.


 ++Not annualized.


  #Per share data are based on average shares outstanding.


 ##The Fund's expenses are calculated without reduction for fees paid indirectly.


(sec.)For the year ended May 31, 1998 and the period ended May 31, 1997, the Adviser voluntarily agreed to bear, subject to reimbursement by the Fund, expenses of each class of shares of the Fund such that expenses, exclusive of management, distribution, service fees, and certain other expenses, of the Fund's Class A, Class B, Class C, and Class I shares do not exceed 0.75%, respectively, of the Fund's average daily net assets on an annualized basis. To the extent that actual expenses were over/under these limitations, the net investment income (loss) per share and the ratios would have been:



  Net investment loss.......................................  $   (0.12)  $  (0.07)
  RATIOS (TO AVERAGE NET ASSETS):
    Expenses##..............................................      2.80%     2.97%+
    Net investment loss.....................................    (0.62)%   (0.39)%+

3.  THE FUND

The Fund is a diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1985. The Trust presently consists of seven series, each of which represents a portfolio with separate investment objectives and policies. This Prospectus relates to the Fund. Shares of the Fund are sold continuously to the public and the Fund then uses the proceeds to buy securities for its portfolio. Three classes of shares of the Fund currently are offered to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.50% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.



The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets (including supervision of the Sub-Adviser) and the officers of the Trust are responsible for the operations of the Fund. The Sub-Adviser, subject to the oversight of the Adviser, manages the Fund's portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser or the Sub-Adviser. The Trust also offers to buy back (redeem) shares of the Fund from shareholders at any time at net asset value, less any applicable CDSC.


4.  INVESTMENT OBJECTIVE AND POLICIES

The Fund has an investment objective which it pursues through its investment policies, as described below. The objectives and policies of the Fund can be expected to affect the market and financial risk to which the Fund is subject and the performance of the Fund. The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. A change in a Fund's objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund. Any investment involves risk and there is no assurance that the investment objective of the Fund will be achieved.

The Fund's investment objective is to seek capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of issuers whose principal activities are located in emerging market countries. The Adviser and the Sub-Adviser expect to take a global approach to portfolio management by weighting the Fund's investments towards countries in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. See "Certain Securities and Investment Techniques -- Emerging Market Securities" below. The selection of securities is made solely on the basis of potential for capital appreciation. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective of capital appreciation.


While the Fund intends to invest primarily in equity securities, the Fund may also invest less than 35% of its net assets in fixed income securities of government, government-related, supranational and corporate issuers whose principal activities are outside the U.S., rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P"), Fitch IBCA ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps") and comparable unrated securities. See "Risk Factors -- Lower Rated Fixed Income Securities" below. The Adviser and the Sub-Adviser consider a variety of factors in selecting fixed income securities to achieve capital appreciation, including the creditworthiness of issuers, interest rates and currency exchange rates.



The Fund does not intend to emphasize any particular country or region in making its investments, but under normal market conditions, the Fund will be invested in at least three countries (outside the U.S.) and will not invest more than 50% of its net assets in issuers whose principal activities are located in a single country. See "Risk Factors -- Investments in One or a Limited Number of Countries" below. Currently, the Fund does not expect to invest more than 25% of its net assets in issuers whose principal activities are located in a single country. The Fund will seek to reduce risk by investing its assets in a number of markets and issuers, performing credit analyses of potential investments and monitoring current developments and trends in both the international economy and financial markets.


For temporary defensive reasons, such as during times of international political or economic uncertainty or turmoil, most or all of the Fund's investments may be in cash (U.S. dollars, foreign currencies or multinational currency units) and/or securities that are denominated in U.S. dollars or whose issuers are domiciled in the U.S. The Fund is not restricted as to the portions of its assets which may be invested in securities denominated in a particular currency and up to 100% of the Fund's net assets may be invested in securities denominated in foreign currencies and multinational currency units.

5.  CERTAIN SECURITIES AND INVESTMENT TECHNIQUES
Consistent with the Fund's investment objective and policies, the Fund may engage in the following securities transactions and investment techniques, many of which are described more fully in the SAI. See "Investment Policies and Restrictions" in the SAI.


EQUITY SECURITIES: The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

FOREIGN GROWTH SECURITIES: The Fund may invest in securities of foreign growth companies, including established foreign companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. See "Risk Factors" below. It is anticipated that these companies will primarily be in nations with more developed securities markets, such as Japan, Australia, Canada, New Zealand and most Western European countries, including Great Britain.

EMERGING MARKET SECURITIES: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser and the Sub-Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser and the Sub-Adviser determine whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and location of its assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country. See "Risk Factors -- Emerging Markets" below.


FIXED INCOME SECURITIES: Fixed income securities in which the Fund may invest include all types of long- or short-term debt obligations, such as bonds, notes, bills, debentures, loans, loan assignments and commercial paper. The Fund may invest in emerging market fixed income securities, which, in addition to the securities identified above, may take the form of interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. Fixed income securities in which the Fund may invest include securities in the lower rating categories of recognized rating agencies and comparable unrated securities. See "Risk Factors" below. The Fund will not invest 35% or more of its net assets, in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities. See "Risk Factors -- Lower Rated Fixed Income Securities" below. However, because most foreign fixed income securities are not rated, the Fund will invest in foreign fixed income securities primarily based on the Adviser's or the Sub-Adviser's credit analysis without relying on published ratings.

PRIVATIZATIONS: The governments in some countries, including emerging market countries, have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Fund may invest in privatizations. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.


DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.


BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, the Philippines, Peru, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


STRUCTURED SECURITIES: The Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued

Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They may also involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: Fixed income securities in which the Fund may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund's distribution obligations.

INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of or interest on the instrument.


LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may invest a portion of its assets in loans. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, government or other borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loans and the risks related to transactions therein, see the SAI.


RESTRICTED SECURITIES: The Fund may purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is illiquid and thus subject to the Fund's limitations on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, retains oversight of the liquidity determinations, focusing on factors, such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser or Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, irrevocable letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned as represented by the collateral received by the Fund in connection with such loans, will not exceed 30% of the value of the Fund's total assets.


WHEN-ISSUED OR FORWARD DELIVERY SECURITIES: Securities may be purchased on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although a Fund is not limited to the amount of securities for which it may have commitments to purchase on such basis, it is expected that under normal circumstances, the Fund will not commit more than 10% of its assets to such purchases. The Fund does not pay for the securities until received or start earning interest on them until the contractual settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such basis, the Fund will hold liquid assets in a segregated account to pay for the commitment. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases. For additional information concerning these securities, see the SAI.

OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options on securities ("Options") and purchase put and call Options on securities that are traded on foreign and U.S. securities exchanges and over the counter. The Fund will write such Options for the purpose of increasing its return and/or protecting the value of its portfolio. The Fund may also write combinations of put and call Options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk. The Fund may purchase put or call Options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. However, the writing of Options constitute only a partial hedge, up to the amount of the premium, less any transaction costs.

The Fund may purchase and sell options that are traded on foreign and U.S. exchanges, and Options traded over-the-counter with broker-dealers who deal in these Options. The ability to terminate over-the-counter Options is more limited than with exchange-traded Options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Fund will treat assets used to cover over-the-counter Options as illiquid unless the dealer is a primary dealer in U.S. Government securities and has given the

Fund the unconditional right to close such Options at a formula price, in which event only an amount of the cover determined with reference to the formula will be considered illiquid. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid.

The Fund may also enter into options on the yield "spread," or yield differential between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging purposes. In contrast to other types of options the yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities. Yield curve options written by the Fund will be "covered" but could involve additional risks, as discussed in the SAI.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put Options and purchase call and put Options on foreign and domestic stock indices ("Options on Stock Indices"). The Fund may write such options for the purpose of increasing its current income and/or to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of contracts based on indices of securities as such instruments become available for trading or fixed income securities or foreign currencies ("Futures Contracts"). Such transactions will be entered into for hedging purposes, in order to protect the Fund's current or intended investments from the effects of changes in interest or exchange rates, or for non-hedging purposes to the extent permitted by applicable law. For example, in the event that an anticipated decrease in the value of portfolio securities occurs as a result of a decline in the dollar value of foreign currencies in which portfolio securities are denominated or a general increase in interest rates, the adverse effects of such changes may be offset, in whole or in part, by gains on Futures Contracts sold by the Fund. Conversely, the adverse effects of an increase in the cost of portfolio securities to be acquired, occurring as a result of a rise in the dollar value of securities denominated in foreign currencies or a decline in interest rates, may be offset, in whole or in part, by gains on Futures Contracts purchased by the Fund. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. Transactions entered into for non-hedging purposes involve greater risk including the risk of losses which are not offset by gains on other portfolio assets.


OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and write options on futures contracts ("Options on Futures Contracts") in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the Fund's portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction. Options on Futures Contracts may also be entered into for non-hedging purposes, to the extent permitted under applicable law, which involves greater risks and could result in losses which are not offset by gains on other portfolio assets.

OPTIONS ON FOREIGN CURRENCIES: The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the Option plus related transaction costs. Options on Foreign Currencies to be written or purchased by the Fund will be traded on foreign and U.S. exchanges or over-the-counter.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes as well as for the non-hedging purpose of increasing the Fund's current income. By entering into transactions in Forward Contracts, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter, and not on organized commodi-ties or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser or the Sub-Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indices, currencies and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a notional principal amount determined by the parties.

The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements could be used to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed, or no investment of cash. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

Swaps, caps, floors and collars are highly specialized activities which involve certain risks. See the SAI for more information on, and the risks involved in, these activities.

PORTFOLIO TRADING: The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD, the Fund's distributor, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

From time to time, the Adviser and the Sub-Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI.

While it is not generally the Fund's policy to invest or trade for short-term profits, the Fund may dispose of a portfolio security whenever the Adviser or the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. Transaction costs incurred by the Fund and realized capital gains and losses of the Fund may be greater than that of a fund with a lesser portfolio turnover rate.

6.  RISK FACTORS
FOREIGN SECURITIES: Transactions involving foreign equity or debt securities or foreign currencies, and transactions entered into in foreign countries, involve considerations and risks not typically associated with investing in U.S. markets. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. The Fund may invest up to 100% of its assets in foreign securities which are not traded on a U.S. exchange. Special considerations may also include more limited information about foreign issuers, higher brokerage and custody costs, different or less stringent accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the U.S. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

EMERGING MARKETS: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities in emerging markets may be less liquid and more volatile in price than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions against repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by a delay in obtaining a grant of, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund. See the SAI for a further discussion of emerging markets securities as well as the associated risks.


ALLOCATION AMONG EMERGING MARKETS: The Fund may allocate all or a portion of its investments in emerging market securities among the emerging markets of Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. The Fund will allocate its investments among these emerging markets in accordance with the Adviser's and the Sub-Adviser's determination as to the allocation most appropriate with respect to the Fund's investment objective and policies. The Fund may invest its assets allocated to investment in emerging markets without limitation in any particular region, and, in accordance with the Adviser's and the Sub-Adviser's investment discretion, at times may invest all of its assets allocated to investment in emerging markets in securities of emerging market issuers located in a single region (e.g., Latin America). To the extent that the Fund's investments are concentrated in one or a few emerging market regions, the Fund's investment performance correspondingly will be more dependent upon the economic, political and social conditions and changes in those regions. The ability of the Fund to allocate its investments among emerging market regions without restriction may have the effect of increasing the volatility of the Fund, as compared to the fund which limits such allocations.

INVESTMENTS IN ONE OR A LIMITED NUMBER OF COUNTRIES: The Fund will seek to reduce risk by investing its assets in a number of markets and issuers. However, the Fund may invest up to 50% of its net assets in issuers located in a single country. To the extent that the Fund invests a significant portion of its assets in a single or limited number of countries, the Fund's investment performance correspondingly will be more dependent upon the economic, political and social conditions and changes in that country or countries, and the risks associated with investments in such country or countries will be particularly significant. The ability of the Fund to focus its investments in one or a limited number of countries may have the effect of increasing the volatility of the Fund.

EMERGING GROWTH COMPANIES: The Fund may invest in securities of emerging growth companies, including established companies. Investing in emerging growth companies involves greater risk than is customarily associated with investing in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Similarly, many of the securities offering the capital appreciation sought by the Fund will involve a higher degree of risk than would established growth stocks.

FOREIGN CURRENCIES: Because the Fund may invest up to 100% of its asset in securities denominated in currencies other than the U.S. dollar, and because the Fund may hold foreign currencies, the value of the Fund's investments, and the value of dividends and interest earned by the Fund, may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Fund. Although the Adviser and Sub-Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser and Sub-Adviser will do so at an appropriate time or that the Adviser and Sub-Adviser will be able to predict exchange rates accurately. For example, if the Adviser and Sub-Adviser hedge the Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Fund may hold foreign currency received in connection with investments in foreign securities, and enter into Forward Contracts, Futures Contracts and Options on Foreign Currencies when, in the judgment of the Adviser or Sub-Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates. While the holding of foreign currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies. See the SAI for further discussion of the holding of foreign currencies as well as the associated risks.

FIXED INCOME SECURITIES: To the extent the Fund invests in fixed income securities, the net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Fund is subject to no restrictions on the maturities of the fixed income securities it holds. The Fund's investments in fixed income securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations.


LOWER RATED FIXED INCOME SECURITIES: Fixed income securities in which the Fund may invest may be rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps (and comparable unrated securities). For a description of these and other rating categories, see Appendix B. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.



The Fund may also invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps (and comparable unrated securities). No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater yield than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to be affected by economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates (although these lower rated securities are also affected by changes in interest rates as described below). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's and the Sub-Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

While the Adviser and the Sub-Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's and the Sub-Adviser's own independent and ongoing review of credit quality. The Fund's achievement of its investment objective may be more dependent on the Adviser's and the Sub-Adviser's own credit analysis than in the case of an investment company primarily investing in higher quality fixed income securities.

Since shares of the Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of shares of the Fund will vary as the aggregate value of the portfolio securities of the Fund increases or decreases. However, changes in the value of securities subsequent to their acquisition will not affect cash or yield to maturity to the Fund.

TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although the Fund may enter into transactions in Options, Options on Stock Indices, Forward Contracts, Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in Options, Options on Stock Indices, Forward Contracts, Futures Contracts and Options on Futures Contracts for other than hedging purposes, to the extent permitted by applicable law, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of Options, Options on Stock Indices, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities underlying Options and Futures Contracts traded by the Fund will include U.S. Government securities as well as foreign securities.
                            ------------------------

The SAI includes a discussion of investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless otherwise indicated. See "Investment Policies and Restrictions" in the SAI.

Except with respect to the Fund's policy on borrowing and investing in illiquid securities, the Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated September 1, 1995 (the "Advisory Agreement"). Under the Advisory Agreement the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives an annual management fee computed and paid monthly, in an amount equal to 1.25% of the average daily net assets of the Fund.


For the fiscal year ended May 31, 1998, MFS received management fees under the Advisory Agreement of $1,266,123 (equivalent on an annualized basis to 1.25%, of the Fund's average daily net assets) for the Fund.



This management fee is greater than the fee paid by most funds, but is comparable to fees paid by funds having similar investment objectives and policies. MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds"), and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life"), in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.



MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $78.1 billion on behalf of approximately 3.4 million investor accounts as of August 31, 1998. As of such date, the MFS organization managed approximately $51.0 billion of assets in equity securities, approximately $20.6 billion of assets invested in fixed income funds and fixed income portfolios and approximately $4.4 billion of assets in foreign securities. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life. The Directors of MFS are John W. Ballen, Thomas J. Cashman, Joseph Dello Russo, John D. McNeil, Kevin R. Parke, Arnold D. Scott, William W. Scott, Jr., Jeffrey L. Shames and Donald A. Stewart. Mr. Shames is the Chairman and Chief Executive Officer of MFS, Mr. Ballen is the President and the Chief Investment Officer of MFS, Mr. Cashman is the President of MFS Institutional Advisors, Inc., MFS' institutional investment management subsidiary, Mr. Dello Russo is the Chief Financial Officer and an Executive Vice President of MFS, Mr. Parke is the Chief Equity Officer, Director of Equity Research and an Executive Vice President of MFS, Mr. Arnold Scott is the Secretary and a Senior Executive Vice President of MFS and Mr. William Scott is the President of MFS Fund Distributors Inc., the distributor of MFS Funds. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.



Mr. Shames, the Chairman of MFS, is also a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James O. Yost, Ellen Moynihan, Mark E. Bradley and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.



FCM -- The Advisory Agreement permits the Adviser from time to time to engage one or more sub-advisers to assist in the performance of its services. Pursuant to the Advisory Agreement, the Adviser has engaged Foreign & Colonial Management Ltd., a company incorporated under the laws of England and Wales ("FCM"), located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, as sub-adviser to render advisory services to the Fund with respect to the Fund's investments in emerging markets securities. FCM is a wholly owned subsidiary of Hypo Foreign & Colonial Management (Holdings) Ltd. ("Hypo F&C"). Sixty-five percent of the outstanding voting securities of Hypo F&C is owned by Hypo (U.K.) Holdings Ltd., which is a wholly owned subsidiary of HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed, and fifth largest, commercial bank in Germany, founded in 1835. The remaining 35% of the outstanding voting securities of Hypo F&C is owned by four closed-end publicly listed investment Trusts managed by FCM including Foreign & Colonial Investment Trust PLC. FCM has a history of money management dating from 1868 and the establishment of the world's oldest closed-end fund, Foreign & Colonial Investment Trust PLC. As of May 31, 1998, FCM managed approximately U.S. $38.5 billion of assets, including approximately U.S. $30.8 billion of assets in equity securities and approximately U.S. $7.70 billion of assets in fixed income securities.


Under a separate Sub-Advisory Agreement between the Adviser and FCM, dated September 1, 1995 (the "Sub-Advisory Agreement"), the Adviser may delegate to FCM the authority to make investment decisions for the Fund. For its services, the Adviser pays FCM a management fee, computed and paid monthly, in an amount equal to 1.00% of the average daily net assets of the Fund on an annualized basis. Effective September 8, 1997, FCM has voluntarily agreed to waive for an indefinite period of time, a portion of the sub-investment advisory fee it receives from the Adviser from 1.00% to 0.65% of the average daily net assets of the Fund managed by FCM on an annualized basis.

FCEM -- The Sub-Advisory Agreement for the Fund permits FCM from time to time to engage one or more sub-advisers to assist in the performance of its services. Pursuant to the

Sub-Advisory Agreement, FCM has engaged Foreign & Colonial Emerging Markets Limited, a company incorporated under the laws of England and Wales ("FCEM"), located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, as sub-adviser to render advisory services to the Fund. FCEM is a wholly owned subsidiary of FCM. FCEM serves as the investment adviser to public closed-end and open-end funds and segregated accounts specializing in emerging markets. As of May 31, 1997, FCEM managed approximately U.S. $4.02 billion of assets invested in emerging markets.


Under a separate Sub-Advisory Agreement between FCM and FCEM, dated September 1, 1995, FCM may delegate to FCEM the authority to make investment decisions for the Fund. It is presently intended that FCEM will provide portfolio management services for the portion of the assets of the Fund invested in emerging markets securities. For its services, FCM pays FCEM a management fee, computed and paid monthly, in an amount equal to 1.00% of the average daily net assets managed by FCEM of the Fund on an annualized basis. Effective September 8, 1997 with respect to the Fund, FCEM has voluntarily agreed to waive for an indefinite period of time, a portion of the sub-investment advisory fee it receives from the Adviser from 1.00 to 0.65% of the average daily net assets of the Fund managed by FCEM on an annualized basis.


For the fiscal year ended May 31, 1998, the Adviser paid the Sub-Adviser fees under the Sub-Advisory Agreement of $47,083 in connection with its services for the Fund.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of FCM. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and FCM, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases it may produce increased investment opportunities for the Fund.


PORTFOLIO MANAGERS -- Dr. Arnab Kumar Banerji, Chief Investment Officer of FCEM, has been the Fund's portfolio manager since October, 1995. Dr. Banerji has been employed by FCEM as a portfolio manager since 1993 before which he served as Joint Head of Emerging Markets for Citibank Global Asset Management since 1989. Jeffery Chowdhry has been a portfolio manager of the Fund since February 1, 1997. Mr. Chowdhry, a Director of FCEM, has been employed by FCEM as a portfolio manager since 1994. Prior to 1994, Mr. Chowdhry was a portfolio manager at BZW Investment Management.



ADMINISTRATOR -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor of each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES

Shares of the Fund may be purchased at the public offering price through any dealer. As used in the Prospectus and any appendices thereto the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This prospectus offers three classes of shares to the general public (Class A, Class B and Class C shares) which bear sales charges and distribution fees in different forms and amounts, as described below:

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares of the Fund are offered at net asset value plus an initial sales charge as follows:

                                      SALES CHARGE* AS PERCENTAGE OF:        DEALER
                                      -------------------------------    ALLOWANCE AS A
                                       OFFERING          NET AMOUNT      PERCENTAGE OF
         AMOUNT OF PURCHASE             PRICE             INVESTED       OFFERING PRICE
         ------------------            --------          ----------      --------------
Less than $100,000..................     4.75%              4.99%            4.00%
$100,000 but less than $250,000.....     4.00%              4.17%            3.20%
$250,000 but less than $500,000.....     2.95%              3.04%            2.25%
$500,000 but less than $1,000,000...     2.20%              2.25%            1.70%
$1,000,000 or more..................      None**             None**      See Below**
---------------------------------------------------------------------------------------

  *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above (see the SAI).

 **A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately
 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.

PURCHASES SUBJECT TO A CDSC (but not an initial sales charge). In the following five circumstances, Class A shares of the Fund are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

 (i) on investments of $1 million or more in Class A shares;

 (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the Funds in the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

(iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and
      (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

(iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASE THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; AND

(v) on investments in Class A shares by certain retirement plans subject to ERISA if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plan's records are maintained on a pooled basis by the Shareholder Servicing Agent; and (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:

          COMMISSION PAID
         BY MFD TO DEALERS                  CUMULATIVE PURCHASE AMOUNT
         -----------------                  --------------------------
1.00%...............................  On the first $2,000,000, plus
0.80%...............................  Over $2,000,000 to $3,000,000, plus
0.50%...............................  Over $3,000,000 to $50,000,000, plus
0.25%...............................  Over $50,000,000


For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

 (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

(ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;


provided, however, that the CDSC will not be waived (i.e., it will be imposed)
(a) with respect to plans which establish an account with the Shareholder Servicing Agent on or after November 1, 1997, in the event that the Plan makes a complete redemption of all of its shares in the MFS Funds, or (b) with respect to plans which established an account with the Shareholder Servicing Agent prior to November 1, 1997, in the event that there is a change in law or regulation which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

CLASS B SHARES: Class B shares of the Fund are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

          YEAR OF                  CONTINGENT
        REDEMPTION               DEFERRED SALES
      AFTER PURCHASE                 CHARGE
      --------------             --------------
First......................             4%
Second.....................             4%
Third......................             3%
Fourth.....................             3%
Fifth......................             2%
Sixth......................             1%
Seventh and following......             0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under each Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


CONVERSION OF CLASS B SHARES. Class B shares of each Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under each Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Class C Distribution Plan by the Fund to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

GENERAL: The following information applies to purchases of each class of the Fund's shares.

MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.

SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the Fund considers the underlying redemption request conditioned upon the acceptance of the underlying purchase request. Therefore, in the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The MFS Family of Funds is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The MFS Family of Funds defines a "market timer" as an individual or organization acting on behalf of one or more individuals, if (i) the individual or organization makes six or more exchange requests among the MFS Family of Funds or three or more exchange requests out of any of the MFS high yield bond funds or MFS municipal bond funds per calendar year and (ii) any one of such exchange requests represents shares equal in value to $1 million or more. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.



As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including (i) delaying for up to seven days the purchase side of an exchange request by market timers, (ii) rejecting or otherwise restricting purchase or exchange requests by market timers; and (iii) permitting exchanges by market timers only into certain MFS Funds.



DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A and Class B shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                            ------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases

Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth in this paragraph above.

GENERAL: A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (the "Exchange"), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared. See "Tax Status" below.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be responsible for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET

VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.

CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B or Class C shares ("Direct Purchases") will be subject to a CDSC for a period of (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C shares and Class B shares of any MFS Fund purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of any MFS Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of each class of the Fund's shares.

SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

REINSTATEMENT PRIVILEGE. Shareholders of each Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash. Any distribution in-kind of portfolio securities may include foreign securities, including securities of issuers in emerging markets. Such securities may be subject to risks not typically associated with the risks of U.S. securities. See "Risk Factors -- Foreign Securities" and "-- Emerging Markets."

INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares of the Fund pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are common to each class of Shares, as described below.

SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the

Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of Shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

CLASS A SHARES. Class A shares of the Fund are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.25% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). Distribution fee payments under the Distribution Plan may be used by MFD to pay securities dealers a distribution fee in an amount equal on an annual basis to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares (other than Class A shares that have converted from Class B shares) owned by investors for whom that securities dealer is the holder or dealer of record. See
"Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan does not exceed 0.50% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

CLASS B SHARES. Class B shares of the Fund are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefore, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

CLASS C SHARES. Class C shares of the Fund are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's distribution/service fee for its current fiscal year is equal to 0.50%, 1.00% and 1.00% per annum of the average daily net assets attributable to the Fund's Class A shares, Class B shares and Class C shares, respectively.

DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income as dividends on an annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. If the Fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distributions may constitute a return of capital. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS

The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay entity level federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.



Shareholders of the Fund normally will have to pay federal income taxes (and any state or local taxes) on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. The Fund expects that none of its distributions will be eligible for the dividends received deduction for corporations.



Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain (as well as the rate category or categories under which such gain is taxable), the portion, if any, representing a return of capital (which is generally free of current taxes but which results in a basis reduction) and the amount, if any, of federal income tax withheld. In certain circumstances, the Fund may also elect to "pass through" to shareholders foreign income taxes paid by the Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund; shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includible in their gross income for federal income tax purposes.

Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.



The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to certain institutional investors entitled Class I Shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Trust's Declaration of Trust provides that a Trustee may be removed from office in certain instances. See "Description of Shares, Voting Rights and Liabilities" in the SAI.

Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION

From time to time, the Fund may provide current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as Lipper Analytical Services, Inc., and Wiesenberger Investment Companies Service. The current distribution rate for each class is calculated by (i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. Current distribution rate calculations for Class B and Class C shares assumes no CDSC is paid. The current distribution rate may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and may be calculated over a period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to sales charge or the deduction of the CDSC, and which will therefore be higher.



The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class. See the SAI for further information on the calculation of total rate of return for share classes with different class inception dates.



All performance quotations are based on historical performance and are not intended to indicate future performance. Current distribution rate reflects only the annualized rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended May 31, 1998, please see the Fund's annual report. A copy of the Funds' Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.



EXPENSES


The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of each Fund (other than those assumed by MFS) including but not limited to: advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Trust's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series of the Trust are allocated among the series in a manner believed by management of the Trust to be fair and equitable.



PROVISION OF ANNUAL AND SEMIANNUAL REPORTS


To avoid sending duplicate copies of materials to households, only one copy of each Fund annual and semiannual report may be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may call the Shareholder Servicing Agent at 1-800-225-2606 to request that copies of such reports be sent personally to that shareholder.

9.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive information regarding the tax status of reportable dividends and distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts described below) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

     -- Dividends and capital gain distributions reinvested in additional shares; this option will be assigned if no other option is specified.

     -- Dividends in cash; capital gain distributions reinvested in additional shares.

     -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund:

     LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

     RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

     DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and not subject to any CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and not subject to any CDSC) in shares of the same class of another MFS Fund, if shares of such MFS Fund are available for sale.

     SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send to him (or any one he designates) regular periodic payments, as designated on the account application, and based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS --
     AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

     AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining an investment program concurrently with a withdrawal program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for share redemption (if applicable) in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.
                            ------------------------


The Fund's SAI, dated October 1, 1998, as amended or supplemented from time to time, contains more detailed information about the Fund, including information related to (i) the Fund's investment policies and restrictions, including the purchase and sale of Options, Options on Stock Indices, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies; (ii) the Trustees, officers, Investment Adviser and Sub-Adviser;
(iii) portfolio trading; (iv) the shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; (vi) the Distribution Plan; and (vii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                   APPENDIX A

                            WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). Some of the following information will not apply to certain funds in the MFS Family of Funds depending on which classes of shares are offered by such fund. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institution having a selling agreement or other similar agreement with MFS Fund Distributors, Inc. ("MFD").


I.   WAIVERS OF ALL APPLICABLE SALES CHARGES

    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B shares and Class C shares, as applicable, are waived:

    1.  DIVIDEND REINVESTMENT

       - Shares acquired through dividend or capital gain reinvestment; and

       - Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS Fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

    2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

       - Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. SHARES ACQUIRED BY:

       - Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of America ("Sun Life") or any of their subsidiary companies;


       - Trustees and retired trustees of any investment company for which MFD serves as distributor;


       - Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

       - Employees or registered representatives of dealers;

       - Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

       - Institutional Clients of MFS or MFS Institutional Advisors, Inc.
         ("MFSI")

    4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

       - Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

       INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

       - Death or disability of the IRA owner.

       SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

       - Death, disability or retirement of 401(a) or ESP Plan participant;
       - Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);
       - Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);
       - Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);
       - Tax-free return of excess 401(a) or ESP Plan contributions;
       - To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and
       - Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

       SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

       - Death or disability of SRO Plan participant.

    6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

       - To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and
       - From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

    7.  LOAN REPAYMENTS

       - Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

II.   WAIVERS OF CLASS A SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemption of Class A shares are waived:

    1.  WRAP ACCOUNT INVESTMENTS AND FUND "SUPERMARKET" INVESTMENTS

       - Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "Supermarket" account or a similar program under which such clients pay a fee to such dealer.

    2.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

       - Shares acquired by insurance company separate accounts.

    3.  RETIREMENT PLANS

       ADMINISTRATIVE SERVICES ARRANGEMENTS

       - Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

       REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

       - Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

       SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
       CIRCUMSTANCES:

       IRA'S

       - Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and
       - Tax-free returns of excess IRA contributions.

       401(a) PLANS

       - Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and
       - Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

       ESP PLANS AND SRO PLANS

       - Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

    4.  PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)

       - Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.


    5.  BANK TRUST DEPARTMENTS AND LAW FIRMS



       - Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFS and are acquiring such shares for the benefit of their trust account clients.



    6.  INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES



       - The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.


III.  WAIVERS OF CLASS B AND CLASS C SALES CHARGES

   In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B shares and Class C shares is waived:

    1.  SYSTEMATIC WITHDRAWAL PLAN

       - Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

    2.  DEATH OF OWNER

       - Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

    3.  DISABILITY OF OWNER

       - Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).

    4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

       IRA'S, 401(a) PLANS, ESP PLANS AND SRO PLANS

       - Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules.

       SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

       - Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

       - Death or disability of a SAR-SEP Plan participant.

                                   APPENDIX B

                          DESCRIPTION OF BOND RATINGS

                        MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.


                       STANDARD & POOR'S RATINGS SERVICES



AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.



AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.



A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.



BBB: An obligation rated BBB exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.



C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



                                   FITCH IBCA



AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.



AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.



BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.



Speculative Grade



BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.



CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.



DDD, DD, D: Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50% -- 90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.



                        DUFF & PHELPS CREDIT RATING CO.



AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.



AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.



A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.



BBB+, BBB, BBB-: Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.



BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.



B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.



CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.



DD: Defaulted debt-obligations. Issuer failed to meet scheduled principal and/or interest payments.



DP: Preferred stock with dividend arrearages.



                        DUFF & PHELPS SHORT-TERM RATINGS


D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operation factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5: Issuer failed to meet scheduled principal and/or interest payments.

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116
(617)954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617)954-5000

Custodian and Dividend
Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center
500 Boylston Street
Boston, MA 02116
Toll free:(800)225-2606

Mailing Address
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116




                    FEM-1-10/98/106M  85/285/385/885

[MFS INVESTMENT MANAGEMENT LOGO]




                                                             STATEMENT OF
  MFS(R)/FOREIGN & COLONIAL                                  ADDITIONAL INFORMATION
    EMERGING MARKETS EQUITY FUND


                                                             October 1, 1998
  (Members of the MFS Family of Funds(R))


--------------------------------------------------------------------------------

                                                                      Page
                                                                      ----
   1.   Definitions.................................................     2
   2.   Investment Policies and Restrictions........................     2
   3.   Management of the Fund......................................    15
        Trustees....................................................    15
        Officers....................................................    15
        Trustee Compensation Table..................................    17
        Investment Adviser..........................................    17
        Administrator...............................................    17
        FCM.........................................................    18
        FCEM........................................................    18
        Custodian...................................................    19
        Shareholder Servicing Agent.................................    19
        Distributor.................................................    19
   4.   Portfolio Transactions and Brokerage Commissions............    20
   5.   Shareholder Services........................................    21
        Investment and Withdrawal Programs..........................    21
        Exchange Privilege..........................................    24
        Tax-Deferred Retirement Plans...............................    25
   6.   Tax Status..................................................    25
   7.   Distribution Plan...........................................    26
   8.   Determination of Net Asset Value and Performance............    27
   9.   Description of Shares, Voting Rights and Liabilities........    30
  10.   Independent Auditors and Financial Statements...............    31
        Appendix A -- Performance Information.......................   A-1

MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND
A series of MFS Series Trust X
500 Boylston Street, Boston, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated October 1, 1998. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1. DEFINITIONS


"Fund"                     --   MFS/Foreign & Colonial
                                Emerging Markets Equity
                                Fund, a diversified series
                                of the Trust.
"MFS" or the "Adviser"     --   Massachusetts Financial
                                Services Company, a
                                Delaware corporation.
"Sub-Adviser"              --   Foreign & Colonial Manage-
                                ment Ltd., a company
                                incorporated under the laws
                                of England and Wales
                                ("FCM") and Foreign &
                                Colonial Emerging Markets
                                Limited, a company
                                incorporated under the laws
                                of England and Wales
                                ("FCEM").
"MFD"                      --   MFS Fund Distributors,
                                Inc., a Delaware
                                corporation.
"Prospectus"               --   The Prospectus of the Fund,
                                dated October 1, 1998, as
                                amended or supplemented
                                from time to time.
"Trust"                    --   MFS Series Trust X, a
                                Massachusetts business
                                trust. The Trust has
                                changed its name several
                                times during the past five
                                years. The Trust was
                                previously known as MFS
                                Government Mortgage Fund
                                (prior to June 2, 1995),
                                MFS Government Income Plus
                                Fund (prior to March 1,
                                1993), MFS Government
                                Income Plus Trust (prior to
                                August 3, 1992) and MFS
                                Government Securities Trust
                                (after December 7, 1990).


2. INVESTMENT POLICIES AND
    RESTRICTIONS

INVESTMENT POLICIES: The investment policies of the Fund are described in the Prospectus and below. The following discussion of the Fund's investment policies and restrictions supplements and should be read in conjunction with the information set forth in the "Investment Objective and Policies" section of the Prospectus.

FOREIGN SECURITIES: The Fund may invest up to 100% of its assets in foreign securities as discussed in the Prospectus. Investments in foreign issues involve considerations and possible risks not typically associated with investments in securities issued by domestic companies or with debt securities issued by foreign governments. There may be less publicly available information about a foreign company than about a domestic company, and many foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S. There is also less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the U.S.

EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Such investments entail significant risks as described in the Prospectus under the caption "Risk Factors" and as more fully described below.

     COMPANY DEBT -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

     SOVEREIGN DEBT -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Conse-

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

quently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

     LIQUIDITY; TRADING VOLUME; REGULATORY OVERSIGHT -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Trust may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

     DEFAULT; LEGAL RECOURSE -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

     INFLATION -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

     WITHHOLDING -- Income from securities held by a Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser and the Sub-Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

     FOREIGN CURRENCIES -- The Fund may invest up to 100% of its assets in securities denominated in foreign currencies. Accordingly, changes in the value of these currencies against the U.S. dollar may result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies. The Fund may attempt to minimize the impact of these changes to the U.S. dollar value of the Fund's portfolio by engaging in certain hedging practices, such as entering into Futures Contracts and Options on Foreign Securities as described below.

Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.


REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange (the "Exchange"), members of the Federal Reserve System, recognized domestic or foreign securities dealers or institutions which the Adviser or the Sub-Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds have values which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase.



The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser or the Sub-Adviser has determined that the seller is creditworthy, and the Adviser or the Sub-Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.


DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency. The Fund may also invest in Global Depositary Receipts ("GDRs") and other types of depositary receipts. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company.

LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct claims against an issuer of emerging market debt instruments (a "borrower"). In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Certain of the loans acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments.

The Fund's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. Direct indebtedness of developing countries involves the risk that the governmental entities responsible for the repayment of the note may be unable, or unwilling, to pay interest and repay principal where due. In selecting the loans and other direct investments which the Fund will purchase, the Adviser will rely upon its (and not that of the original lending institution's) own credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to the Fund.

WHEN-ISSUED OR FORWARD DELIVERY SECURITIES: When the Fund commits to purchase a security on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.


LENDING OF SECURITIES: The Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser or the Sub-Adviser. Such loans would be required to be secured continuously by collateral in cash, irrevocable letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of cash collateral less a fee paid to the borrower, if the collateral is in the form of cash. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser and the Sub-Adviser to be of good standing, and when, in the judgment of the Adviser or the Sub-Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser or the Sub-Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.

WARRANTS: The Fund will not invest more than 10% of its net assets, taken at market value, in warrants not acquired in a unit transaction. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. Warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.


Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.


OPTIONS ON SECURITIES: The Fund may write (sell) covered call and put options on securities ("Options") and purchase call and put Options. An Option provides the purchaser, or "holder", with the right, but not the obligation, to purchase, in the case of a "call" Option, or sell, in the case of a "put" Option, the security or securities in connection with which the Option was written, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the Option, known as the "premium." The maximum amount of risk the purchaser of the Option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer", however, is potentially unlimited, unless the Option is "covered." A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated by the Fund), upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. A put option written by the Fund is "covered" if the Fund segregates liquid assets with a value equal to the exercise price or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is
(a) equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.


The Fund may write Options for the purpose of increasing its return and for hedging purposes. In particular, if the Fund writes an Option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the Option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the Option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the Option moves adversely to the Fund's position, the Option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

The Fund may write Options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call Option against that security. The exercise price of the call Option the Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call Option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the Option is written.

The writing of covered put Options is similar in terms of risk/return characteristics to buy-and-write transactions. Put Options may be used by the Fund in the same market environments in which call Options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call Options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the Options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two Options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the Options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call Option on a portfolio security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the Option. By writing a put Option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of Options will not be undertaken by the Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where Options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may also purchase put and call Options. Put Options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put Options will permit the Fund to sell the securities underlying such Options at the exercise price, or to close out the Options at a profit. The Fund will purchase call Options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call Option will permit the Fund to purchase the securities underlying such Option at the exercise price or to close out the Option at a profit. The premium paid for a call or put Option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the Option, and, unless the price of the underlying security rises or declines sufficiently, the Option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an Option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the Option and related transaction costs.

The staff of the SEC has taken the position that purchased over-the-counter Options and assets used to cover written over-the-counter Options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of the Fund's assets. Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter Options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter Options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an Option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the Option, plus the amount, if any, of the Option's intrinsic value (i.e., the amount that the Option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the Option if the Option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the 15% test imposed by the SEC staff. The Fund may also write over-the-counter Options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these Options as illiquid for purposes of such 15% test.


OPTIONS ON STOCK INDICES: As noted in the Prospectus, the Fund may write (sell) covered call and put options and purchase call and put options on stock indices ("Options on Stock Indices"). The Fund may cover call Options on Stock Indices by owning securities whose price changes, in the opinion of the Adviser or the Sub-Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held segregated by the Fund) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. The Fund may cover put options on stock indices by segregating liquid assets, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.


The Fund will receive a premium from writing a put or call option on a stock index, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indices of securities as such instruments become available for trading ("Futures Contracts"). This investment technique is designed to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of long-term bonds or other securities which the Fund intends to purchase at a later date. Futures Contracts may also be entered into for non-hedging purposes to the extent permitted by applicable law. A "sale" of a Futures Contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

While Futures Contracts provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. The Fund will incur brokerage fees when it purchases and sells Futures Contracts. At the time such a purchase or sale is made, the Fund must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The Futures Contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day the Fund may provide or receive cash that reflects the decline or increase in the value of the contract.

One purpose of the purchase or sale of a Futures Contract, for hedging purposes in the case of a portfolio holding long-term debt securities, is to protect the Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's Futures Contracts should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities. Transactions entered into for non-hedging purposes have greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could buy long-term bonds on the cash market. Purchases of Futures Contracts would be particularly appropriate when the cash flow from the sale of new shares of the Fund could have the effect of diluting dividend earnings. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts, thereby assuring that the transactions are unleveraged.

Futures Contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

A Futures Contract on an index of securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. The index underlying a Futures Contract is a broad based index of fixed-income securities designed to reflect movements in the relevant market as a whole.

OPTIONS ON FUTURES CONTRACTS: The Fund may write and purchase Options to buy or sell Futures Contracts ("Options on Futures Contracts") for hedging purposes. The Fund may also enter into transactions in Options on Futures Contracts for non-hedging purposes to the extent permitted by applicable law. The purchase of a call Option on a Futures Contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the Futures Contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the Futures Contract or underlying securities. As with the purchase of Futures Contracts, when the Fund is not fully invested it may purchase a call Option on a Futures Contract to hedge against a market advance due to declining interest rates.

The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the security underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the security underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the Fund may, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, the Fund may purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. As in the case of Options, the writing of Options on Futures Contracts may require the Fund to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of Options on Futures Contracts may require the Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs.

The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option purchased.

The Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.


The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such contract, will close out its futures position. An Option on a Futures Contract is traded on the same contract market as the underlying Futures Contact, subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. Options on Futures Contracts, as noted in the Prospectus, are also traded on foreign exchanges.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund may also enter into Forward Contracts for "cross-hedging" as noted in the Prospectus. The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of fixed income securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser or the Sub-Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.


The Fund has established procedures which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which a Fund satisfies this requirement through segregation of assets, it will segregate liquid assets in an amount equal to the value of its commitments under Forward Contracts. While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above may be restricted.


OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency did decline, the Fund would have the right to sell such currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options, which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write Options on Foreign Currencies for hedging purposes in a manner similar to the way Forward Contracts will be utilized. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it may, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurred, the option would most likely not be exercised, and the diminution in value of portfolio securities would be offset by the amount of the premium received less related transaction costs.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, less transaction costs, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of Options on Foreign Currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

All call and put options written on foreign currencies will be covered. A call option written on foreign currencies by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. A put option written by the Fund is "covered" if the Fund segregates liquid assets or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Call and put options on foreign currencies may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded and applicable rules and regulations.


ADDITIONAL RISKS OF INVESTING IN OPTIONS ON SECURITIES, OPTIONS ON STOCK INDICES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES: Unlike transactions entered into by the Fund in Futures Contracts, Options on Foreign Currencies and Forward Contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities and on stock indices may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of the Fund's portfolio. If the values of fixed income portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, Futures Contracts or Forward Contracts traded, the Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an Option, Futures Contract or Forward Contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and Options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the fixed income portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. Where the Fund enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

The correlation between prices of securities and prices of Options, Futures Contracts or Forward Contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the Option, Futures Contract and Forward Contract markets. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the Option, Futures Contract or Forward Contract approaches.

The trading of Options, Futures Contracts and Forward Contracts also entails the risk that, if the Adviser's or the Sub-Adviser's judgment as to the general direction of exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract.

It should be noted that the Fund may purchase and write Options, Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes to the extent permitted by applicable law for the purpose of increasing its return. As a result, the Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

     POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a position in an exchange-traded Option, Futures Contract, Option on a Futures Contract or Option on a Foreign Currency can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Fund's ability effectively to hedge its portfolio.

The liquidity of a secondary market in an Option or Futures Contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which Options and Futures Contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded Options and Futures Contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     OPTIONS ON FUTURES CONTRACTS -- In order to profit from the purchase of an Option on a Futures Contract, it may be necessary to exercise the option and liquidate the underlying Futures Contract, subject to all of the risks of futures trading. The writer of an Option on a Futures Contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: The available information on which the Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the U.S., events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Fund to respond in a timely manner.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.

As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or CFTC has jurisdiction over the trading in the U.S. of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for the Fund to enter into the trading strategies identified herein or to liquidate existing positions.

As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. The Fund may also be required to receive delivery of the foreign currencies underlying Options on Foreign Currencies or Forward Contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a Forward Contract it has entered into. In addition, the Fund may elect to take delivery of such currencies. Under certain circumstances, such as where the Adviser or the Sub-Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser or the Sub-Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.


RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.


INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their value may decline substantially if the issuer's creditworthiness deteriorates.

SWAPS AND RELATED TRANSACTIONS: The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.


The Fund will segregate liquid assets to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will segregate liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If the Adviser or the Sub-Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.
                      ------------------------------------

The policies stated above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective.

INVESTMENT RESTRICTIONS: The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or the Fund or class, as applicable, or
(ii) 67% or more of the outstanding shares of the Trust or the Fund or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or the Fund or class, as applicable, are represented in person or by proxy). Except with respect to the Fund's policy on borrowing and investing in illiquid securities, these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The Fund may not:

    (1) borrow amounts in excess of 33 1/3% of its assets including amounts borrowed;

    (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;

    (4) issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any type of swap agreement, Forward Contracts, Futures Contracts, any other type of futures contract, and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

    (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan; or

    (6) purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

In addition, the Fund has the following nonfundamental policies which may be changed without shareholder approval. The Fund will not:


    (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegate), will not be subject to this 15% limitation;


    (2) invest more than 10% of the value of the Fund's net assets, valued at the lower of cost or market, in warrants. Included within such amount may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

    (3) invest for the purpose of exercising control or management;

    (4) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;

    (5) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is an officer or a director of the investment adviser or a sub-adviser of the Fund, if one or more of such persons also owns beneficially more than 0.5% of the securities of such issuer, and such persons owning more than 0.5% of such securities together own beneficially more than 5% of such securities;

    (6) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Fund may make margin deposits in connection with any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any type of swap agreement, any type of futures contract (including Futures Contracts) and Forward Contracts;

    (7) sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

    (8) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;

    (9) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option, (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any type of swap agreement, any type of futures contract (including Futures Contracts), Forward Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

    (10) borrow, except as a temporary measure for extraordinary or emergency purposes;

    (11) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities, (ii) put or call options or combinations thereof with respect to securities or indexes of securities or (iii) Options on Foreign Currencies, any type of swap agreement or any type of futures contract (including Futures Contracts) or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies; or

    (12) Invest 25% or more of the market value of its total assets in securities of issuers in any one industry.

3. MANAGEMENT OF THE FUND

The Trust's Board of Trustees provides broad supervision over the affairs of each Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES


RICHARD B. BAILEY* (born 9/14/26)

Private investor; Massachusetts Financial Services Company, former Chairman and
  Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

PETER G. HARWOOD (born 4/3/26)
Private Investor
Address: 211 Lindsay Pond Road, Concord, Massachusetts

J. ATWOOD IVES (born 5/1/36)

Eastern Enterprises (diversified services company), Chairman, Trustee and Chief
  Executive Officer

Address: 9 Riverside Road, Weston, Massachusetts

LAWRENCE T. PERERA (born 6/23/35)
Hemenway & Barnes (attorneys), Partner
Address: 60 State Street, Boston, Massachusetts

WILLIAM J. POORVU (born 4/10/35)
Harvard University Graduate School of Business Administration, Adjunct
  Professor; CBL & Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund (a registered investment company), Vice Chairman (since November 1993), Chairman and Trustee (prior to November 1993)
Address: Harvard Business School, Soldiers Field Road, Cambridge, Massachusetts

CHARLES W. SCHMIDT (born 3/18/28)

Private Investor; International Technology Corporation, Director; Mohawk Paper
  Company, Director

Address: 30 Colpitts Road, Weston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES* (born 6/2/55)

Massachusetts Financial Services Company, Chairman and Chief Executive Officer


ELAINE R. SMITH (born 4/25/46)

Independent Consultant

Address: Weston, Massachusetts

DAVID B. STONE (born 9/2/27)
North American Management Corp. (investment adviser), Chairman and Director;
  Eastern Enterprises, Trustee
-------------------------------
Address: Ten Post Office Square, Suite 300, Boston, Massachusetts

OFFICERS

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

JAMES O. YOST,* Assistant Treasurer; (born 6/12/60)
Massachusetts Financial Services Company, Vice President


ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)

Massachusetts Financial Services Company, Vice President (since September 1996);
  Deloitte & Touche LLP, Senior Manager (until September 1996)

MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994)

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel
---------------

* "Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.


Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life").



The Fund pays the compensation of the non-interested Trustees and Mr. Bailey (who currently receive a fee per Fund of $1,000 per year plus $65 per meeting and $50 per committee meeting attended, together with such Trustee's out-of-pocket expenses), and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 73 and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 73 and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Scott and Shames. The Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.


Set forth below is certain information concerning the cash compensation estimated to be paid by the Fund to the Trustees, and benefits accrued and estimated benefits payable, under the retirement plan.

                           TRUSTEE COMPENSATION TABLE


                                                                 RETIREMENT BENEFIT     ESTIMATED
                                                  TRUSTEE FEES       ACCRUED AS         CREDITED      TOTAL TRUSTEE FEES
                                                    FROM THE        PART OF FUND          YEARS         FROM FUND AND
                    TRUSTEE                         FUND(1)          EXPENSE(1)       OF SERVICE(2)    FUND COMPLEX(3)
------------------------------------------------  ------------   ------------------   -------------   ------------------
Richard B. Bailey...............................     $1,055             $  0                 4             $283,647
Peter G. Harwood................................      1,180                0                 3              121,105
J. Atwood Ives..................................      1,030              185                13              108,720
Lawrence T. Perera..............................      1,075              208                12              127,055
William J. Poorvu...............................      1,180              204                12              121,105
Charles W. Schmidt..............................      1,115              205                 5              121,105
Arnold D. Scott.................................        N/A              N/A               N/A                  N/A
Jeffrey L. Shames...............................        N/A              N/A               N/A                  N/A
Elaine R. Smith.................................      1,175              218                23              132,035
David B. Stone..................................      1,250              214                 5              127,055


ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)


                      YEARS OF SERVICE
  AVERAGE      -------------------------------
TRUSTEE FEES    3      5      7     10 OR MORE
------------   ----   ----   ----   ----------
  $   927      $139   $232   $324      $463
    1,017       152    254    356       508
    1,106       166    277    387       553
    1,196       179    299    419       598
    1,285       193    321    450       643
    1,375       206    344    481       687


---------------


(1) For the fiscal year ending May 31, 1998.


(2) Based upon normal retirement age (73). See the table below for the estimated annual benefits payable upon retirement by the Fund to a Trustee based on his or her estimated credited years of service.


(3) Information provided is for calendar year 1997. All Trustees receiving compensation served as Trustees of 27 funds within the MFS fund complex (having aggregate net assets at December 31, 1997 of approximately $28.9 billion) except Mr. Bailey, who served as Trustee of 69 funds within the MFS fund complex (having aggregate net assets at December 31, 1997, of approximately $47.8 billion).


(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


As of August 31, 1998, the Trustees and officers as a group owned less than 1% of the Fund's shares outstanding on that date.



As of August 31, 1998, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32232-5286 was the record owner of 6.32% and 7.66% of the outstanding Class B and Class C shares, respectively, of the Fund. As of August 31, 1998, MFS Defined Contribution Plan, and MFS 401(k) Plan, c/o Mark Leary, Massachusetts Financial Services, 500 Boylston Street, Boston, MA 02116-3740 were the record owners of approximately 86.84% and 13.14%, respectively, of Class I shares of the Fund.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless as to liability to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Trust's Declaration of Trust that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER -- MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life.



ADMINISTRATOR -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997 as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the period from March 1, 1997 through May 31, 1997 and the fiscal year ended May 31, 1998, MFS received fees under the Administrative Services Agreement of $3,019 and $14,356, respectively.


INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated as of September 1, 1995 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, in an amount equal to 1.25% of the average daily net assets of the Fund.


For the period from commencement of investment operation, October 24, 1995, to May 31, 1996, MFS received management fees under the Advisory Agreement of $182,020 (equivalent on an annualized basis to 1.25% of the Fund's average daily net assets) for the Fund. For the fiscal year ended May 31, 1997, MFS received management fees under the Advisory Agreement of $687,535 (equivalent on an annualized basis to 1.25% of the Fund's average daily net assets) for the Fund. For the fiscal year ended May 31, 1998, MFS received management fees under the Advisory Agreements of $1,266,123 (equivalent on annualized basis to 1.25% of the Fund's average daily net assets) for the Fund.



The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions.



The Advisory Agreement with the Fund will remain in effect until August 1, 1999 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Policies and Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Policies and Restrictions"), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


FCM -- FCM serves as the Fund's sub-adviser pursuant to a Sub-Advisory Agreement, dated September 1, 1995 between the Adviser and FCM (the "FCM Sub-Advisory Agreement"). The FCM Sub-Advisory Agreement provides that the Adviser may delegate to FCM the authority to make investment decisions for the Fund. It is presently intended that FCM will provide portfolio management services for the Fund. For these services, the Adviser pays FCM an annual fee computed and paid monthly in an amount equal to 1.00% of the average daily net assets of the Emerging Markets Equity Fund. Effective September 8, 1997 with respect to the Fund, FCM has voluntarily agreed to waive for an indefinite period of time, a portion of the sub-investment advisory fee it receives from the Adviser from 1.00% to 0.65% of the average daily net assets of the Fund managed by FCM of the Fund, on an annualized basis.


FCEM -- FCEM serves as the Fund's sub-adviser pursuant to a Sub-Advisory Agreement, dated September 1, 1995 between FCM and FCEM (the "FCEM Sub-Advisory Agreement" and together with the FCM Sub-Advisory Agreements, the "Sub-Advisory Agreements"). The FCEM Sub-Advisory Agreement provides that FCM may delegate to FCEM the authority to make investment decisions for the Fund. It is presently intended that FCEM will provide portfolio management services for the portion of the assets invested in emerging markets securities with respect to the Fund. For these services, FCM pays FCEM an annual fee computed and paid monthly in an amount equal to 1.00% of the average daily net assets of the Fund managed by FCEM. Effective September 8, 1997 with respect to the Fund, FCEM has voluntarily agreed to waive for an indefinite period of time, a portion of the sub-investment advisory fee it receives from the Adviser from 1.00% to 0.65% of the average daily net assets of the Fund managed by FCEM on an annualized basis.



SUB-ADVISORY AGREEMENTS -- The Sub-Advisory Agreements will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the Fund's outstanding shares, and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreements or interested persons of any such party. The FCM Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by the Trustees, by vote of a majority of the Fund's outstanding shares, by the Adviser on not less than 30 days' nor more than 60 days' written notice or by FCM, on not less than 60 days' nor more than 90 days' written notice. The FCEM Sub-Advisory

Agreement terminates automatically if it is assigned and may be terminated without penalty by the Trustees, by vote of a majority of the Fund's outstanding shares, by the Adviser or FCM on not less than 30 days' nor more than 60 days' written notice or by FCEM on not less than 60 days' nor more than 90 days' written notice.


The FCM Sub-Advisory Agreement provides that if FCM ceases to serve as the sub-adviser to the Fund, the Fund will change its name so as to delete the words "Foreign & Colonial" and that FCM may render services to others and may permit other fund clients to use the words "Foreign & Colonial" in their names. The Sub-Advisory Agreements specifically provide that neither FCM or FCEM, as the case may be, nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Sub-Advisory Agreements.


For the period from commencement of investment operations, October 24, 1995, to May 31, 1996, the Adviser paid the Sub-Adviser fees under the Sub-Advisory Agreements of $144,524 in connection with its services for the Fund. For the fiscal year ended May 31, 1997, the Adviser paid the Sub-Adviser fees under the Sub-Advisory Agreements of $546,167 in connection with its services for the Fund.


For the fiscal year ended May 31, 1998, the Adviser paid the Sub-Adviser fees under the Sub-Advisory Agreements of $47,083 in connection with its services for the Fund.


CUSTODIAN


State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of each Fund or decide which securities each Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund.


SHAREHOLDER SERVICING AGENT


MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement dated December 19, 1985, as modified, (the "Agency Agreement") with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.1125%. In addition, the Shareholder Servicing Agent will be reimbursed by each Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend disbursing agent functions for the Fund.


DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement with the Trust dated as of September 1, 1995.


CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).


Class A shares of the Fund may be sold at their net asset value to certain persons and in certain instances, as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or a Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 4.00% and MFD retains approximately 3/4 of 1% of the public offering price. MFD, on behalf of the Fund, pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

CLASS B SHARES AND CLASS C SHARES: MFD acts as agent in selling Class B shares, Class C shares and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement to which Class I shares are offered).

GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


During the period from the commencement of operations, October 24, 1995, to May 31, 1996 and the fiscal year ended May 31, 1997, for the Fund, MFD and dealers and certain other financial institutions received sales charges of $29,368 and $279,555 and $44,930 and $224,517, respectively (as their concession on gross sales charges of $308,923 and $269,447, respectively), for selling Class A shares. The Fund received $11,518,725 and $11,227,785, respectively, representing the aggregate net asset value of such shares. During the fiscal year ended May 31, 1998, MFD and dealers and certain other financial institutions received sales charges of $47,042 and $273,620, respectively (as their concession on gross sales charges of $320,662) for selling Class A shares. The Fund received $15,003,767, representing the aggregate net asset value of such shares.



During the fiscal years ended May 31, 1997 and 1998, the CDSC paid on Class A shares for the Emerging Growth Fund were $48 and $20, respectively. During the period from the commencement of operations, October 24, 1995, to May 31, 1996 and the fiscal years ended May 31, 1997 and 1998, the CDSC paid on Class B shares for the Fund were $4,930, $43,118 and $63,014, respectively. During the fiscal years ended May 31, 1997 and 1998, the CDSC paid on Class C shares for the Fund were $1,252 and $3,089, respectively. During the period from the commencement of operations, October 24, 1995 to May 31, 1996, there were no CDSC paid on Class A shares for the Fund.)



The Distribution Agreement will remain in effect until September 1, 1999 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Policies and Restrictions -- Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4. PORTFOLIO TRANSACTIONS AND
    BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser or the Sub-Adviser. Any such person may serve other clients of the Adviser or the Sub-Adviser, or any subsidiary of the Adviser or the Sub-Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser or the Sub-Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser or the Sub-Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by an Advisory Agreement or a Sub-Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser or the Sub-Adviser. At present no arrangements for the recapture of commission payments are in effect.

Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers (the "NASD") and such other policies as the Trustees may determine, the Adviser or the Sub-Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Under an Advisory Agreement or a Sub-Advisory Agreement and as permitted by
Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Fund to pay a broker-dealer which provides brokerage and research services to the Adviser or the Sub-Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser or the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser or the Sub-Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's or the Sub-Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser or the Sub-Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $54,160 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser and the Sub-Adviser).


The Adviser's and the Sub-Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser or the Sub-Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

The management fee of the Adviser or the Sub-Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser or the Sub-Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser or the Sub-Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser or the Sub-Adviser, the Adviser or the Sub-Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser, any subsidiary of the Adviser or the Sub-Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


For the fiscal years ended May 31, 1996, 1997 and 1998, the Fund paid brokerage commissions of $110,176, $303,239 and $482,063, respectively, on total transactions of $504,429,076, $63,317,556 and $195,581,319, respectively.



During the fiscal year ended May 31, 1998, the Fund did not acquire or own securities issued by broker-dealers of this Fund.


5. SHAREHOLDER SERVICES


INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with all classes of shares of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of a Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares with a current offering price value of $75,000 and purchases an additional $25,000 of Class A shares of a Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Reinvested Shares"; (ii) to the extent necessary, any "Free Amount"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined under "Information Concerning Shares of the Fund -- Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares generally having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such MFS Fund is available for sale. Under the Automatic Exchange Plan, transfers of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e. an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS Fundamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A Shares of MFS Cash Reserve Fund for shares acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).


TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:



     Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);



     Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);


     Simplified Employee Pension (SEP-IRA) Plans;

     Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended;

     403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

     Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

6. TAX STATUS

The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to the Fund's shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.



Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.



In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds, deferred interest bonds, payment in kind bonds, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.



The Fund's transactions in options, Futures Contracts, Forward Contracts and swaps and related transactions will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.



Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.



Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro-rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would be able (subject to such limitations) to claim a credit but not a deduction. No deductions will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.



Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons also may be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.



As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.


7. DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for each of the Class A, Class B and Class C shares of the Fund (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to the Fund and each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.


DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL PERIOD: During the fiscal year ended May 31, 1998, the Fund paid the following Distribution Plan expenses:



                                        AMOUNT OF       AMOUNT OF
                        AMOUNT OF     DISTRIBUTION    DISTRIBUTION
                       DISTRIBUTION    AND SERVICE     AND SERVICE
                       AND SERVICE        FEES            FEES
                        FEES PAID       RETAINED        RECEIVED
  CLASSES OF SHARES      BY FUND         BY MFD        BY DEALERS
---------------------  ------------   -------------   -------------
Class A Shares           $220,344       $134,046        $ 86,298
Class B Shares           $527,598       $397,899        $129,699
Class C Shares           $ 40,265       $    201        $ 40,064



GENERAL: The Distribution Plan will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties to such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by a vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


8. DETERMINATION OF NET ASSET VALUE AND PERFORMANCE


NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.)


This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of a Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD or its agent, the Shareholder Servicing Agent, prior to the close of that business day.

PERFORMANCE INFORMATION


TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge applicable to Class A shares (4.75% maximum) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC. The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the Performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.



As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of each Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).



Total rate of return quotations for each class are presented in Appendix A attached hereto.



Any yield or total rate of return quotation provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total rates of return should be considered when comparing the yield and total rate of return of the Fund to yields and total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. The current net asset value of shares and account balance information may be obtained by calling 1-800-MFS-TALK (637-8355).


CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid or expected to be paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by
(i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and may be calculated over a different period of time. The Fund's current distribution rate calculation for Class B and Class C shares assumes no CDSC is paid.



The current distribution rate calculation for each Class of shares of the Fund are presented in Appendix A attached hereto.


GENERAL: From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in the fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

From time to time, the Fund and MFD may discuss or quote the Fund's current portfolio manager(s) as well as other investment personnel, including such persons' views on: various foreign and emerging market economies; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; the assessment and evaluation of credit, interest rate, market and economic risks; and similar and related matters. In addition, from time to time the Fund and MFD may discuss the Fund's current or anticipated allocations of the Fund's securities by country or region. Any such allocations are subject to change.


The Fund may also use charts, graphs or other presentation formats to illustrate the historical correlation of its performance to fund categories established by Morningstar (or other nationally recognized statistical ratings organizations) and to other MFS Funds.



From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(sm) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); and issues regarding financial and health care management for elderly. From time to time, the Fund may also advertise annual returns showing the cumulative value of an initial investment in the Fund in various amounts over specified periods with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

MFS FIRSTS: MFS has a long history of innovations.


 -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

 -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

 -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

 -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 (the "Truth in
     Securities Act" or the "Full Disclosure
     Act").

 -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.


 -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

 --  1979 -- Spectrum becomes the first
     combination fixed/variable annuity with no initial sales charge.


 -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.


 -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.


 -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.


 -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.


 -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.


 -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.


 -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.


 -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.


 -- 1993 -- MFS(R) Union Standard(R) Equity Fund is the first fund to invest solely in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with signifi-cant labor contracts, academics and other national labor leaders or experts.


FCM AND FCEM ACHIEVEMENTS: FCM & FCEM have a history of achievements and innovations.

 --  1868 -- Established the world's oldest
     investment trust.

 --  1882 -- Invested in Japanese bonds.

 --  1884 -- Invested in the Hong Kong bond
     market.

 --  1930 -- Invested in the U.S.

 --  1961 -- Invested in the Japanese stock
     market.

 --  1972 -- Launched the first European
     investment trust when the UK joined the EEC.

 -- 1980's -- Invested in the emerging markets of Thailand and Korea.

 -- 1987 -- Launched the first Latin America fund in the UK.

 --  1994 -- Launched The Foreign & Colonial
     Emerging Middle East Fund (a closed-end fund, shares of which are listed on the New York
     Stock Exchange).

9. DESCRIPTION OF SHARES, VOTING
    RIGHTS AND LIABILITIES


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and six other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of each of the seven series of the Trust (Class A, Class B, Class C and Class I shares) with the exception of one of the Trust's series which has Class A, B and I shares only. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions"). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10. INDEPENDENT AUDITORS AND
     FINANCIAL STATEMENTS

Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolios of Investments and the Statements of Assets and Liabilities at May 31, 1998, the Statements of Operations for the fiscal year ended May 31, 1998, the Statements of Changes in Net Assets for the fiscal years ended May 31, 1997 and May 31, 1998, the Notes to Financial Statements and the Report of Independent Auditors, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                      APPENDIX A

                            PERFORMANCE INFORMATION


The performance quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.



All performance quotations are as of May 31, 1998.



                                                         AVERAGE ANNUAL TOTAL RETURNS                   CURRENT
                                                         -----------------------------      30-DAY    DISTRIBUTION
                                                         1 YEAR        LIFE OF FUND(3)      YIELD         RATE
                                                         ------        ---------------      ------    ------------
Class A shares with sales charge.......................  -18.17%             1.90%            N/A         1.16%
Class A shares without sales charge....................  -14.09%             3.82%            N/A          N/A
Class B shares with CDSC...............................  -17.88%             2.20%            N/A          N/A
Class B shares without CDSC............................  -14.49%             3.31%            N/A         0.71%
Class C shares with CDSC...............................  -15.28%             3.44%(1)
Class C shares without CDSC............................  -14.44%             3.44%(1)         N/A         0.85%
Class I shares.........................................  -13.66%             3.96%(2)         N/A         1.72%



(1) Class C share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class C shares on June 27, 1996 for the Fund. Sales charges, expenses and expense ratios, and therefore performance, for Class B and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a lower CDSC (unless the performance quotation does not give effect to the CDSC) than Class B shares. Class C share performance has not, however, been adjusted to reflect differences in operating expenses, which generally are not significantly different from Class B shares.


(2) Class I share performance includes the performance of the Fund's Class A shares for the periods prior to the commencement of offering of Class I shares on January 2, 1997. Sales charges, expenses and expense ratios, and therefore performance for Class I and A shares differ. Class I share performance has been adjusted to reflect that Class I shares are not subject to an initial sales charge, whereas Class A shares generally are subject to an initial sales charge. Class I share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class I shares.

(3) Start of investment operations was October 24, 1995.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

SUB-ADVISER
Foreign & Colonial Management Ltd.
Exchange House
Primrose Street
London EC2A 2NY, United Kingdom

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606
Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street, Boston, MA 02116

MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND

500 BOYLSTON STREET
BOSTON, MA 02116

[MFS LOGO]

                                                  FEM-13-9/98/.5M 85/285/385/885

                                  PART C


ITEM 24     FINANCIAL STATEMENTS AND EXHIBITS


                MFS INTERNATIONAL GROWTH FUND

                   For the period from the commencement of investment operations, October 24, 1995 to May 31, 1996 and the two years ended May 31, 1998:
                        Financial Highlights

                FINANCIAL STATEMENTS INCLUDED IN PART B:

                   At May 31, 1998:
                        Portfolio of Investments*
                        Statement of Assets and Liabilities*

                   For the year ended May 31, 1998:
                        Statement of Operations*

                   For the two years ended May 31, 1998:
                        Statement of Changes in Net Assets*

---------------------------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders dated May 31, 1998, filed with the SEC via EDGAR on July 28, 1998.

            (a) FINANCIAL STATEMENTS INCLUDED IN PART A:

                MFS INTERNATIONAL GROWTH AND INCOME FUND

                   For the period from the commencement of investment operations, October 24, 1995 to May 31, 1996 and the two years ended May 31, 1998:
                        Financial Highlights

                FINANCIAL STATEMENTS INCLUDED IN PART B:

                   At May 31, 1998:
                        Portfolio of Investments**
                        Statement of Assets and Liabilities**

                   For the year ended May 31, 1998:
                        Statement of Operations**

                   For the two years ended May 31, 1998:
                        Statement of Changes in Net Assets**

--------------------------
** Incorporated herein by reference to the Fund's Annual Report to Shareholders dated May 31, 1998, filed with the SEC via EDGAR on July 28, 1998.

            (a) FINANCIAL STATEMENTS INCLUDED IN PART A:

                MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND

                   For the period from the commencement of investment operations, October 24, 1995 to May 31, 1996 and the two years ended May 31, 1998:
                        Financial Highlights

                FINANCIAL STATEMENTS INCLUDED IN PART B:

                   At May 31, 1998:
                        Portfolio of Investments **
                        Statement of Assets and Liabilities**

                   For the year ended May 31, 1998:
                        Statement of Operations**

                   For the two years ended May 31, 1998:
                        Statement of Changes in Net Assets**

---------------------------
** Incorporated herein by reference to the Fund's Annual Report to Shareholders dated May 31, 1998, filed with the SEC via EDGAR on July 28, 1998.


            (b)   EXHIBITS

                   1 (a) Amended and Restated Declaration of Trust, dated January 19, 1995. (3)

                     (b) Amendment to the Declaration of Trust dated June 2, 1995 to change the name of the Trust and for the establishment and designation of series and classes. (4)

                     (c) Amendment to the Declaration of Trust - Designation of Class C shares, dated May 15, 1996. (8)

                     (d) Amendment to the Declaration of Trust - Designation of Class P shares, dated June 20, 1996. (10)

                     (e) Amendment to Declaration of Trust, dated December 19, 1996 to redesignate Class P shares as Class I shares.
                          (15)

                     (f) Amendment to Declaration of Trust - Redesignation of Series dated September 19, 1997. (17)


                     (g) Amendment to Declaration of Trust Establishment and Designation of Series and Classes, dated January 14, 1998. (20)



                     (h) Amendment to Declaration of Trust (for termination of series) dated March 16, 1998; filed herewith.


                   2      Amended and Restated By-Laws, dated May 15, 1996. (18)

                   3      Not Applicable.

                   4      Form of Share Certificate for Classes of Shares. (9)

                   5 (a) Investment Advisory Agreement for MFS Government Mortgage Fund, dated December 19, 1985. (7)

                     (b) Amendment to Investment Advisory Agreement for MFS Government Mortgage Fund, dated January 1, 1996. (7)

                     (c) Investment Advisory Agreement for MFS Series Trust X (the "Trust") on behalf of MFS/Foreign & Colonial International Growth Fund, dated September 1, 1995.
                          (7)

                     (d) Investment Advisory Agreement for the Trust on behalf of MFS/Foreign & Colonial International Growth and Income Fund, dated September 1, 1995. (7)

                     (e) Investment Advisory Agreement for the Trust on behalf of MFS/Foreign & Colonial Emerging Markets Equity Fund, dated September 1, 1995. (7)


                     (f) Investment Advisory Agreement for the Trust on behalf of MFS Strategic Value Fund, dated March 16, 1998; filed herewith.



                     (g) Investment Advisory Agreement for the Trust on behalf of MFS Small Cap Value Fund, dated March 16, 1998; filed herewith.



                     (h) Investment Advisory Agreement for the Trust on behalf of MFS Emerging Markets Debt Fund, dated March 16, 1998; filed herewith.



                     (i) Sub-Advisory Agreement between Massachusetts Financial Services Company (the "Adviser" or "MFS") and

                          Foreign & Colonial Management Ltd. (the "Sub-Adviser") with respect to MFS/Foreign & Colonial International Growth Fund, dated September 1, 1995. (7)


                     (j) Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to MFS/Foreign & Colonial Emerging Markets Equity Fund, dated September 1, 1995.
                          (7)



                     (k) Sub-Advisory Agreement between the Sub-Adviser and Foreign & Colonial Emerging Markets Limited ("FCEM") with respect to the MFS/Foreign & Colonial International Growth Fund, dated September 1, 1995.
                          (7)



                     (l) Sub-Advisory Agreement between the Sub-Adviser and FCEM with respect to the MFS/Foreign & Colonial Emerging Markets Equity Fund, dated September 1, 1995.
                          (7)


                   6 (a) Distribution Agreement between MFS Series Trust X and MFS Fund Distributors, Inc., dated September 1, 1995. (7)

                     (b) Dealer Agreement between MFS Funds Distributors, Inc. and a dealer, dated December 28, 1994 and the Mutual Funds Agreement between MFD and a bank or NASD affiliate, as amended on April 11, 1997. (14)

                   7 Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991. (7)

                   8 (a)  Custodian Agreement, dated February 19, 1988. (7)

                     (b) Amendment No. 1 to Custodian Agreement, dated February 29, 1988. (7)

                     (c) Amendment No. 2 to Custodian Agreement, dated October 1, 1989. (7)

                     (d) Amendment No. 3 to Custodian Agreement, dated September 17, 1991. (7)

                   9 (a) Shareholder Servicing Agent Agreement, dated September 1, 1995. (7)


                     (b) Amendment to Shareholder Servicing Agent Agreement to amend Fee Schedule, dated January 1, 1998. (20)


                     (c)  Exchange Privilege Agreement, dated July 30, 1997.
                          (16)

                     (d) Loan Agreement by and among the Banks named therein, the MFS Funds named therein, and the First National Bank of Boston dated as of February 21, 1995. (2)

                     (e) Third Amendment dated February 14, 1997 to Loan Agreement dated February 21, 1995 by and among the Banks named therein and The First National Bank of Boston. (11)

                     (f) Dividend Disbursing Agency Agreement, dated February 1, 1986. (5)

                     (g) Master Administrative Services Agreement, dated March 1, 1997. (12)


                     (h) Master Administrative Services Agreement, dated March 1, 1998, as amended. (22)


                  10      Opinion and Consent of Counsel dated November 24,
                          1997. (17)


                  11 (a) Consent of Ernst & Young, LLP on behalf of MFS/Foreign and Colonial International Emerging Markets Equity Fund, MFS International Growth Fund and MFS International Growth and Income Fund; filed herewith.


                     (b) Consent of Deloitte & Touche, LLP on behalf of MFS Government Mortgage Fund. (17)

                  12      Not Applicable.

                  13 Investment Representation Letter for MFS Government Mortgage Fund. (7)

                  14 (a) Forms for Individual Retirement Account Disclosure Statement as currently in effect. (6)

                     (b) Forms for MFS 403(b) Custodial Account Agreement as currently in effect. (6)

                     (c) Forms for MFS Prototype Paired Defined Contribution Plans and Funds Agreement as currently in effect. (6)

                     (d) Forms for Roth Individual Retirement Account Disclosure Statement and Trust Agreement as currently in effect. (19)

                  15 (a) Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective
                          January 1, 1997. (13)


                     (b) Exhibits as revised September 16, 1998 to Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 to replace those exhibits to the Master Distribution Plan contained in
                          Exhibit 15(a) above. (23)


                  16 Schedule for Computation of Performance Quotations - Average Annual Total Rate of Return, Aggregate Total Rate of Return, Standardized Yield and Distribution Rate. (1)

                  17 (a) Financial Data Schedules for each class of MFS Government Mortgage Fund. (17)


                     (b) Financial Data Schedules for each class of MFS International Growth Fund, MFS International Growth and Income Fund and MFS/Foreign & Colonial Emerging Markets Equity Fund; filed herewith.



                  18 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 effective September 6, 1996, as amended and restated (Exhibit A dated May 27, 1998).
                          (21)


                  Power of Attorney, dated September 21, 1994. (3)

                  Power of Attorney, dated February 19, 1998. (20)


-----------------------------

(1) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.
(2) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.
(3) Incorporated by reference to Post-Effective Amendment No. 11 filed with the SEC via EDGAR on March 30, 1995.
(4) Incorporated by reference to Post-Effective Amendment No. 12 filed with the SEC via EDGAR on June 16, 1995.
(5) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.
(6) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.
(7) Incorporated by reference to Post-Effective Amendment No. 13 filed with the SEC via EDGAR on November 28, 1995.
(8) Incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed with the SEC via EDGAR on May 28, 1996.
(9) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.
(10) Incorporated by reference to Registrant's Post-Effective Amendment No. 16 filed with the SEC via EDGAR on August 29, 1996.

(11) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on June 26, 1997.
(12) Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 19 filed with the SEC via EDGAR on March 18, 1997.
(13) Incorporated by reference to MFS Series Trust IV (File Nos. 33-7638 and 811-2594) Post-Effective Amendment No. 30 filed with the SEC via EDGAR on December 29, 1996.
(14) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 24 filed with the SEC via EDGAR on May 29, 1997.
(15) Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the SEC via EDGAR on July 29, 1997.
(16) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 64 filed with the SEC on October 29, 1997.
(17) Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the SEC via EDGAR on November 26, 1997.
(18) Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the SEC via EDGAR on December 30, 1997.
(19) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 14 filed with the SEC via EDGAR on February 26, 1998.

(20) Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the SEC via EDGAR on March 13, 1998.
(21) Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 27 filed with the SEC via EDGAR on May 29, 1998.
(22) Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 27 filed with the SEC via EDGAR on May 29, 1998.
(23) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 27 filed with the SEC via EDGAR on September 17, 1998.


ITEM 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            Not Applicable.

ITEM 26.    NUMBER OF HOLDERS OF SECURITIES


            MFS GOVERNMENT MORTGAGE FUND
            ----------------------------

                  (1)                                  (2)
            TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
            --------------                     ------------------------

            CLASS A SHARES
            --------------


            Shares of Beneficial Interest             41,860
               (without par value)             (as of August 31, 1998)


            CLASS B SHARES
            --------------


            Shares of Beneficial Interest             11,662
               (without par value)             (as of August 31, 1998)


            CLASS I SHARES
            --------------


            Shares of Beneficial Interest                  3
               (without par value)             (as of August 31, 1998)

            MFS INTERNATIONAL GROWTH FUND
            -----------------------------

                  (1)                                  (2)
            TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
            --------------                     ------------------------

            CLASS A SHARES
            --------------

            Shares of Beneficial Interest                7,217
               (without par value)             (as of August 31, 1998)


            CLASS B SHARES
            --------------


            Shares of Beneficial Interest                8,363
               (without par value)             (as of August 31, 1998)


            CLASS C SHARES
            --------------


            Shares of Beneficial Interest                  627
               (without par value)             (as of August 31, 1998)


            CLASS I SHARES
            --------------


            Shares of Beneficial Interest                    3
               (without par value)             (as of August 31, 1998)



            MFS INTERNATIONAL GROWTH AND INCOME FUND
            ----------------------------------------

                  (1)                                  (2)
            TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
            --------------                     ------------------------

            CLASS A SHARES
            --------------


            Shares of Beneficial Interest                2,087
               (without par value)             (as of August 31, 1998)


            CLASS B SHARES
            --------------


            Shares of Beneficial Interest                2,903
               (without par value)             (as of August 31, 1998)


            CLASS C SHARES
            --------------


            Shares of Beneficial Interest                  170
               (without par value)             (as of August 31, 1998)


            CLASS I SHARES
            --------------


            Shares of Beneficial Interest                    3
               (without par value)             (as of August 31, 1998)

            MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND
            ---------------------------------------------------

                  (1)                                  (2)
            TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
            --------------                     ------------------------

            CLASS A SHARES
            --------------

            Shares of Beneficial Interest                5,950
               (without par value)             (as of August 31, 1998)


            CLASS B SHARES
            --------------


            Shares of Beneficial Interest                7,366
               (without par value)             (as of August 31, 1998)


            CLASS C SHARES
            --------------


            Shares of Beneficial Interest                  579
               (without par value)             (as of August 31, 1998)


            CLASS I SHARES
            --------------


            Shares of Beneficial Interest                    4
               (without par value)             (as of August 31, 1998)



            MFS STRATEGIC VALUE FUND
            ------------------------

                  (1)                                  (2)
            TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
            --------------                     ------------------------

            CLASS A SHARES
            --------------


            Shares of Beneficial Interest                   28
               (without par value)             (as of August 31, 1998)


            CLASS B SHARES
            --------------


            Shares of Beneficial Interest                    0
               (without par value)             (as of August 31, 1998)


            CLASS C SHARES
            --------------


            Shares of Beneficial Interest                    0
               (without par value)             (as of August 31, 1998)


            CLASS I SHARES


            Shares of Beneficial Interest                    0
               (without par value)             (as of August 31, 1998)

            MFS SMALL CAP VALUE FUND
            ------------------------

                  (1)                                  (2)
            TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
            --------------                     ------------------------

            CLASS A SHARES
            --------------


            Shares of Beneficial Interest                   50
               (without par value)             (as of August 31, 1998)


            CLASS B SHARES
            --------------


            Shares of Beneficial Interest                    0
               (without par value)             (as of August 31, 1998)


            CLASS C SHARES
            --------------


            Shares of Beneficial Interest                    0
               (without par value)             (as of August 31, 1998)


            CLASS I SHARES
            --------------


            Shares of Beneficial Interest                    0
               (without par value)             (as of August 31,1998)


            MFS EMERGING MARKETS DEBT FUND
            ------------------------------

                  (1)                                  (2)
            TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
            --------------                     ------------------------

            CLASS A SHARES
            --------------


            Shares of Beneficial Interest                    6
               (without par value)             (as of August 31, 1998)


            CLASS B SHARES
            --------------


            Shares of Beneficial Interest                    0
               (without par value)             (as of August 31, 1998)


            CLASS C SHARES
            --------------


            Shares of Beneficial Interest                    0
               (without par value)             (as of August 31, 1998)


            CLASS I SHARES
            --------------


            Shares of Beneficial Interest                    0
               (without par value)             (as of August 31, 1998)

ITEM 27.    INDEMNIFICATION

            Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, incorporated by reference to the Registrant's Post-Effective Amendment No. 11, filed with the SEC via EDGAR on March 30, 1995; and (b) Section 9 of the Shareholder Servicing Agent Agreement, filed with the Registrant's Post-Effective Amendment No. 13 with the SEC via EDGAR on November 28, 1995.

            The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 28.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


            MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below):
Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International Fund), MFS Series Trust II (which has three series: MFS Emerging Growth Fund, MFS Large Cap Growth Fund and MFS Intermediate Income Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund), MFS Series Trust V (which has six series: MFS Total Return Fund, MFS Research Fund, MFS International Opportunities Fund, MFS International Strategic Growth Fund, MFS International Value Fund and MFS Asia Pacific Fund), MFS Series Trust VI (which has three series: MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity
Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has eight series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Growth and Income Fund, MFS Real Estate Investment Fund, MFS Strategic Value Fund, MFS Small Cap Value Fund and MFS Emerging Markets Debt Fund), MFS Series Trust XI (which has six series: MFS Union Standard Equity Fund, Vertex All Cap Fund, Vertex Research All Cap Fund, Vertex Growth Fund, Vertex Discovery Fund and Vertex Contrarian Fund (the Vertex Funds are expected to be declared effective April 28, 1998)), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina

Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

            MFS also serves as investment adviser of the following open-end
Funds: MFS Institutional Trust ("MFSIT") (which has seven series) and MFS Variable Insurance Trust ("MVI") (which has thirteen series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

            In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

            Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 26 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

            Vertex Investment Management, Inc., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex All Cap Fund, Vertex Research All Cap Fund, Vertex Growth Fund, Vertex Discovery Fund and Vertex Contrarian Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

            MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

            MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS

Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian Strategic Growth Fund and MFS Meridian World Asset Allocation Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

            MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

            MFS Institutional Advisors (Australia) Ltd. ("MFSI-Australia"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 37, Governor Phillip Tower, One Farrer Place, Sydney, N5W2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

            MFS Holdings Australia Pty Ltd. ("MFS Holdings Australia"), a private limited company organized pursuant to the Corporations Law of New South Wales, Australia whose current address is Level 37, Governor Phillip Tower, One Farrer Place, Sydney, NSW2000 Australia, and whose function is to serve primarily as a holding company.

            MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

            MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

            MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

            MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

            MFS

            The Directors of MFS are Jeffrey L. Shames, Arnold D. Scott, John W. Ballen, Kevin R. Parke, Thomas J. Cashman, Jr., Joseph W. Dello Russo, William
W. Scott, Donald A. Stewart and John D. McNeil. Mr. Shames is the Chairman and Chief Executive Officer, Mr. Ballen is President and Chief Investment Officer, Mr. Arnold Scott is a Senior Executive Vice President and Secretary, Mr. William Scott, Mr. Cashman, Mr. Dello Russo and Mr. Parke are Executive Vice Presidents (Mr. Parke is also Chief Equity Officer), Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant

Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

            MASSACHUSETTS INVESTORS TRUST
            MASSACHUSETTS INVESTORS GROWTH STOCK FUND
            MFS GROWTH OPPORTUNITIES FUND
            MFS GOVERNMENT SECURITIES FUND
            MFS SERIES TRUST I
            MFS SERIES TRUST V
            MFS SERIES TRUST VI
            MFS SERIES TRUST X
            MFS GOVERNMENT LIMITED MATURITY FUND

            Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

            MFS SERIES TRUST II

            Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS GOVERNMENT MARKETS INCOME TRUST
            MFS INTERMEDIATE INCOME TRUST

            Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS SERIES TRUST III

            James T. Swanson, Robert J. Manning and Joan S. Batchelder, Senior Vice Presidents of MFS, and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS SERIES TRUST IV
            MFS SERIES TRUST IX

            Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS SERIES TRUST VII

            Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS SERIES TRUST VIII

            Jeffrey L. Shames, Leslie J. Nanberg and James T. Swanson and John
D. Laupheimer, Jr., a Senior Vice President of MFS, are Vice Presidents, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS MUNICIPAL SERIES TRUST

            Robert A. Dennis is Vice President, David B. Smith and Geoffrey L. Schechter, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS VARIABLE INSURANCE TRUST
            MFS SERIES TRUST XI
            MFS INSTITUTIONAL TRUST

            Jeffrey L. Shames is the President and Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS MUNICIPAL INCOME TRUST

            Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS MULTIMARKET INCOME TRUST
            MFS CHARTER INCOME TRUST

            Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS SPECIAL VALUE TRUST

            Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS/SUN LIFE SERIES TRUST

            John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark
E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MONEY MARKET VARIABLE ACCOUNT
            HIGH YIELD VARIABLE ACCOUNT
            CAPITAL APPRECIATION VARIABLE ACCOUNT
            GOVERNMENT SECURITIES VARIABLE ACCOUNT
            TOTAL RETURN VARIABLE ACCOUNT
            WORLD GOVERNMENTS VARIABLE ACCOUNT
            MANAGED SECTORS VARIABLE ACCOUNT

            John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr. is the Assistant Secretary.

            VERTEX

            Jeffrey L. Shames and Arnold D. Scott are the Directors, Jeffrey L. Shames is the President, Kevin R. Parke and John W. Ballen are Executive Vice Presidents, John F. Brennan, Jr., and John D. Laupheimer are Senior Vice Presidents, Brian E. Stack is a Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

            MIL

            Arnold D. Scott, Jeffrey L. Shames and Thomas J. Cashman, Jr. are Directors, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

            MIL-UK

            Thomas J. Cashman, Jr. is President and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Stephen E. Cavan is a Director and the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

            MFSI - AUSTRALIA

            Thomas J. Cashman, Jr. is President and a Director, Graham E. Lenzer, John A. Gee and David Adiseshan are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

            MFS HOLDINGS - AUSTRALIA

            Jeffrey L. Shames is the President and a Director, Arnold D. Scott, Thomas J. Cashman, Jr., and Graham E. Lenzer are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

            MIL FUNDS

            Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS MERIDIAN FUNDS

            Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr. is the Assistant Secretary and James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers.

            MFD

            Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

            MFSC

            Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President and Chief Information Officer of MFS, is Vice Chairman and a Director, Janet A. Clifford is the President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

            MFSI

            Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, Kevin R. Parke is the Executive Vice President and a

Managing Director, George F. Bennett, Jr., John A. Gee, Brianne Grady, Joseph A. Kosciuszek and Joseph J. Trainor are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

            RSI

            Arnold D. Scott is the Chairman and a Director, Martin E. Beaulieu is the President, William W. Scott, Jr. is a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

            In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

            Donald A. Stewart President and a Director, Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada (Mr. Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

            John D. McNeil           Chairman, Sun Life Assurance Company
                                       of Canada, Sun Life Centre, 150
                                       King Street West, Toronto, Ontario,
                                       Canada (Mr. McNeil is also an
                                       officer and/or Director of various
                                       subsidiaries and affiliates of Sun
                                       Life)

            Joseph W. Dello Russo    Director of Mutual Fund Operations,
                                       The Boston Company, Exchange Place,
                                       Boston, Massachusetts (until
                                       August, 1994)


ITEM 29.    DISTRIBUTORS

            (a) Reference is hereby made to Item 28 above.

            (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

            (c) Not applicable.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

            The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant at the following locations:

                  NAME                                  ADDRESS
                  ----                                  -------

            Massachusetts Financial Services         500 Boylston Street
             Company (investment adviser)            Boston, MA 02116

            MFS Funds Distributors, Inc.             500 Boylston Street
             (principal underwriter)                 Boston, MA 02116

            State Street Bank and Trust Company      State Street South
             (custodian)                             5 - West
                                                     North Quincy, MA 02171

            MFS Service Center, Inc.                 500 Boylston Street
             (transfer agent)                        Boston, MA 02116

ITEM 31.    MANAGEMENT SERVICES

            Not Applicable.

ITEM 32.    UNDERTAKINGS

            (a) Not applicable.


            (b) Not applicable.


            (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

            (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 22nd day of September, 1998.

                                                  MFS SERIES TRUST X


                                                  By: JAMES R. BORDEWICK, JR.
                                                      --------------------------
                                                  Name: James R. Bordewick, Jr.
                                                  Title: Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on September 22, 1998.

           SIGNATURE                                      TITLE
           ---------                                      -----

STEPHEN E. CAVAN*                             Principal Executive Officer
----------------------------
Stephen E. Cavan

W. THOMAS LONDON*                             Treasurer (Principal Financial
----------------------------                   Officer and Principal Accounting
W. Thomas London                               Officer)

RICHARD B. BAILEY*                            Trustee
----------------------------
Richard B. Bailey

PETER G. HARWOOD*                             Trustee
----------------------------
Peter G. Harwood

J. ATWOOD IVES*                               Trustee
----------------------------
J. Atwood Ives

LAWRENCE T. PERERA*                           Trustee
----------------------------
Lawrence T. Perera

WILLIAM J. POORVU*                            Trustee
----------------------------
William J. Poorvu

CHARLES W. SCHMIDT*                           Trustee
----------------------------
Charles W. Schmidt

ARNOLD D. SCOTT*                              Trustee
----------------------------
Arnold D. Scott

JEFFREY L. SHAMES*                            Trustee
----------------------------
Jeffrey L. Shames

ELAINE R. SMITH*                              Trustee
----------------------------
Elaine R. Smith

DAVID B. STONE*                               Trustee
----------------------------
David B. Stone

                                                *By: JAMES R. BORDEWICK, JR.
                                                     ---------------------------
                                                 Name: James R. Bordewick, Jr.
                                                        as Attorney-in-fact


                                                Executed by James R. Bordewick,
                                                Jr. on behalf of those indicated
                                                pursuant to (i) a Power of
                                                Attorney dated September 21,
                                                1994, incorporated by reference
                                                to the Registrant's
                                                Post-Effective Amendment No. 11
                                                filed with the Securities and
                                                Exchange Commission via EDGAR on
                                                March 30, 1995 and (ii) a Power
                                                of Attorney dated February 19,
                                                1998, incorporated by reference
                                                to the Registrant's
                                                Post-Effective Amendment No. 22
                                                filed with the Securities and
                                                Exchange Commission via EDGAR on
                                                March 13, 1998.

                                INDEX TO EXHIBITS

EXHIBIT NO.                 DESCRIPTION OF EXHIBIT                    PAGE NO.
-----------                 ----------------------                    --------

    1   (h)          Amendment to Declaration of Trust (for
                      termination of series, dated March 16,
                      1998.

    5   (f)          Investment Advisory Agreement for the
                     Trust on behalf of MFS Strategic Value
                     Fund, dated March 16, 1998.

        (g)          Investment Advisory Agreement for the
                      Trust on behalf of MFS Small Cap Value
                      Fund, dated March 16, 1998.

        (h)          Investment Advisory Agreement for the
                      Trust on behalf of MFS Emerging Markets
                      Debt Fund, dated March 16, 1998.

   11   (a)          Consent of Ernst & Young, LLP on behalf
                      of MFS/Foreign and Colonial International
                      Emerging Markets Equity Fund, MFS
                      International Growth Fund and MFS
                      International Growth and Income Fund

   17   (b)          Financial Data Schedules for each class
                      of MFS International Growth Fund, MFS
                      International Growth and Income Fund
                      and MFS/Foreign & Colonial Emerging
                      Markets Equity Fund.